CONFIDENTIAL TREATMENT REQUESTED

     Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed Separately With The Securities and Exchange Commission.

                         SPRINT PCS MANAGEMENT AGREEMENT

     This SPRINT PCS MANAGEMENT AGREEMENT is made June 8, 1998, between SprintCom, Inc., a Kansas corporation, and Horizon Personal Communications, Inc., an Ohio corporation (but not any Related Party) ("Manager"). The definitions for this agreement are set forth on the attached "Schedule of Definitions."

                                    RECITALS

     A. Sprint Spectrum L.P., a Delaware limited partnership, SprintCom, Inc., a Kansas corporation, American PCS Communications, LLC, a Delaware limited liability company, PhillieCo Partners I, L.P., a Delaware limited partnership, and Cox Communications PCS, L.P., a Delaware limited partnership, hold and exercise, directly or indirectly, control over licenses to operate wireless services networks.

     B. The entity or entities named in Recital A that execute this agreement hold, directly or indirectly, the Licenses for the areas identified on the Service Area Exhibit and are referred to in this agreement as "Sprint PCS." Because this agreement addresses the rights and obligations of each license holder with respect to each of its Licenses, each reference in this agreement to "Sprint PCS" refers to the entity that owns, directly or indirectly, the License referred to in that particular instance or application of the provision of this agreement. If Sprint Spectrum does not own the License, it will provide on behalf of Sprint PCS most or all of the services required under this agreement to be provided by Sprint PCS.

     C. The Sprint PCS business was established to use the Sprint PCS Network, a nationwide wireless services network, to offer seamless, integrated voice and data services using wireless technology. Sprint PCS offers the services to customers under a single national brand.

     D. This agreement, therefore, includes provisions defining Manager's obligations with respect to:

     -    The design, construction and management of the Service Area Network;

     - Offering and promoting products and services designated by Sprint PCS as the Sprint PCS Products and Services of the Sprint PCS Network;

     - Adherence to Program Requirements established by Sprint PCS to ensure seamless interoperability throughout the Sprint PCS Network and uniform and consistent quality of product and service offerings;

     -    Adherence to Customer  Service  Program  Requirements  established  by
          Sprint PCS to ensure consistency in interactions with customers (including billing, customer care, etc.); and

     - Adherence to Program Requirements relating to the marketing, promotion and distribution of Sprint PCS Products and Services.

     E. Manager wishes to enter into this agreement to help construct, operate, manage and maintain for Sprint PCS a portion of the Sprint PCS Network in the Service Area. Sprint PCS has determined that permitting Manager to manage a portion of the Sprint PCS Network in accordance with the terms of this agreement will facilitate Sprint PCS' expansion of fully digital, wireless coverage under the License and will enhance the wireless service for customers of Sprint PCS.

     F. All managers of a portion of the business of Sprint PCS, including Manager, must construct facilities and operate in accordance with Program Requirements established by Sprint PCS with respect to certain aspects of the development and offering of wireless products and services and the presentation of the products and services to customers, to establish and operate the Sprint PCS Network successfully by providing seamless, integrated voice and data services, using wireless technology.

                                    AGREEMENT

     In consideration of the recitals and mutual covenants and agreements contained in this agreement, the sufficiency of which are hereby acknowledged, the parties, intending to be bound, agree as follows:

                                   1. MANAGER
                                   ----------

     1.1 Hiring of Manager. Sprint PCS hires Manager:

          (a) to construct and manage the Service Area Network in compliance with the License and in accordance with the terms of this agreement;

          (b) to distribute continuously during the Term the Sprint PCS Products and Services and to establish distribution channels in the Service Area;

          (c) to conduct continually during the Term advertising and promotion activities in the Service Area (including mutual decisions to "go dark", with respect to advertising and promotion activities, for reasonable periods of time); and

          (d) to manage that portion of the customer base of Sprint PCS that has the NPA-NXX assigned to the Service Area Network.

     Sprint PCS has the right to unfettered access to the Service Area Network to be constructed by Manager under this agreement. The fee to be paid to Manager by Sprint PCS under Section 10 is for Manager's utilization of the Service Area Network, sales and marketing costs, management of the Service Area Network, and for all other obligations of Manager under this agreement.

     1.2 Program Requirements. Manager must adhere to the Program-Requirements established by Sprint PCS and as modified from time to time to ensure uniform and consistent operation of all wireless systems within the Sprint PCS Network and to present the Sprint PCS Products and Services to customers in a uniform and consistent manner under the Brands.

     1.3 Vendor Purchase Agreements. Manager may participate in discounted volume-based pricing on wireless-related products and services and in the warranties Sprint PCS receives from its vendors, as is commercially reasonable and to the extent permitted by applicable procurement agreements (e.g., agreements related to network infrastructure equipment, subscriber equipment, interconnection, and collocation). Sprint PCS will use commercially reasonable efforts to obtain for managers the same price Sprint PCS receives from vendors; this does not prohibit Sprint PCS from entering into procurement agreements that do not provide managers with the Sprint PCS prices.

     Manager must purchase subscriber and infrastructure equipment from a Sprint PCS approved list of products, which will include a selection from a variety of manufacturers. Where required, the products must include proprietary software developed by the manufacturers for Sprint PCS to allow seamless interoperability in the Sprint PCS Network. Sprint PCS or the vendor may require Manager to execute a separate license agreement for the software prior to Manager's use of the software.

     Manager may only make purchases under this Section 1.3 for items to be used exclusively in the Service Area (e.g., Manager may not purchase base stations under a Sprint PCS contract for use in a system not affiliated with Sprint PCS).

     1.4 Interconnection. If Manager desires to interconnect a portion of the Service Area Network with another carrier and Sprint PCS can interconnect with that carrier at a lower rate, then to the extent permitted by applicable laws, tariffs and contracts, Sprint PCS may arrange for the interconnection under its agreements with the carrier and if it does so, Sprint PCS will bill the interconnection fees to Manager.

     1.5 Seamlessness. Manager will design and operate its systems, platforms, products and services in the Service Area and the Service Area Network so as to seamlessly interface them into the Sprint PCS Network.

     1.6 Forecasting. Manager and Sprint PCS will work cooperatively to generate mutually acceptable forecasts of important business metrics including traffic volumes, handset sales, subscribers and Collected Revenue for the Sprint PCS Products and Services. The forecasts are for planning purposes only and do not constitute Manager's obligation to meet the quantities forecast.

     1.7 Financing. The construction and operation of the Service Area Network requires a substantial financial commitment by Manager. The manner in which Manager will finance the build-out of the Service Area Network and provide the necessary working capital to operate the business is described in detail on
Exhibit 1.7. Manager will allow Sprint PCS an opportunity to review before filing any registration statement or prospectus or any amendment or supplement thereto before distributing any offering memorandum or amendment or supplement thereto, and agrees not to file or distribute any such document if Sprint PCS reasonably objects in writing on a timely basis to any portion of the document that refers to Sprint PCS, its Related Parties, their respective businesses, this agreement or the Services Agreement.

     1.8 Ethical Conduct and Related Covenants. Each party must perform its obligations under this agreement in a diligent, legal, ethical, and professional manner.

                             2. BUILD-OUT OF NETWORK
                             -----------------------

     2.1 Build-out Plan. Manager will build-out the Service Area Network in the Service Area in accordance with a Build-out Plan. Sprint PCS and Manager will jointly develop each Build-out Plan, except Sprint PCS must approve the final Build-out Plan. Manager will report to Sprint PCS its performance regarding the critical milestones included in the Build-out Plan on a periodic basis as mutually agreed to by the parties, but no less frequently than quarterly. The Build-out Plan and the Service Area Network as built must comply with Sprint PCS Program Requirements and federal and local regulatory requirements.

     Any modifications, additions or expansions to a Build-out Plan will be subject to prior written approval by Sprint PCS. The Build-out Plan in effect as of the date of this agreement is attached as Exhibit 2.1. Each new or amended Build-out Plan will also become part of Exhibit 2.1.

     2.2 Compliance with Regulatory Rules. During the build-out of the Service Area Network, Sprint PCS authorizes Manager to make all filings with regulatory authorities regarding the build-out, including filings with the Federal Aviation Administration, environmental authorities, and historical districts. Manager may further delegate its duty under this Section 2.2 to a qualified site acquisition company. Manager must ensure that a copy of every filing is given to Sprint PCS. Manager must ensure that Sprint PCS is notified in writing of any contact by a regulatory agency including the FCC with Manager or Manager's site acquisition company regarding any filing. Sprint PCS has the right to direct any proceeding, inquiry, dispute, appeal or other activity with a regulatory or judicial authority regarding any filing made on behalf of Sprint PCS. Manager will amend, modify, withdraw, refile and otherwise change any filing as Sprint PCS requires. Notwithstanding the preceding sentences in this Section 2.2, and in conjunction with Section 16, Sprint PCS is solely responsible for making any and all filings with the FCC regarding the build-out. Manager will notify Sprint PCS of any activity, event or condition related to the build-out that might require an FCC filing.

     2.3 Exclusivity of Service Area. Manager will be the only person or entity that is a manager or operator for Sprint PCS with respect to the Service Area and neither Sprint PCS nor any of its Related Parties will own, operate, build or manage another wireless mobility communications network in the Service Area so long as this agreement remains in full force and effect and there is no Event of Termination that has occurred giving Sprint PCS the right to terminate this agreement, except that:

          (a) Sprint PCS may cause Sprint PCS Products and Services to be sold in the Service Area through the Sprint PCS National Accounts Program
Requirements and Sprint PCS National or Regional Distribution Program Requirements;

          (b) A reseller of Sprint PCS Products and Services may sell its products and services in the Service Area;

          (e) Sprint PCS may build-out and sell Sprint PCS Products and Services in a New Area, or permit a third party to do so, if Manager has chosen not to build-out the New Area; and

          (d) Sprint PCS and its Related Parties may engage in the activities described in Sections 2.4(a) and 2.4(b) with Manager in the geographic areas within the Service Area in which one of them owns an incumbent local exchange carrier as of the date of this agreement.

     2.4 Restriction. In geographic areas within the Service Area in which Sprint PCS or any of its Related Parties owns an incumbent local exchange carrier as of the date of this agreement, Manager must not offer any Sprint PCS Products or Services specifically designed for the competitive local exchange market ("fixed wireless local loop"), except that:

          (a) Manager may designate the local exchange carrier that is a Related Party of Sprint to be the exclusive distributor of the fixed wireless local loop product in the territory served by the local exchange carrier, even if a portion of its territory is within the Service Area; or

          (b) Manager may sell the fixed wireless local loop product under the terms and conditions specified by Sprint PCS (e.g., including designation by Sprint PCS of an exclusive distribution agent for the territory).

This restriction exists with respect to a particular geographic area only so long as Sprint PCS or its Related Party owns such incumbent local exchange carrier.

     Nothing in this  Section 2.4  prohibits  Manager from  offering  Sprint PCS
Products and Services primarily designed for mobile functionality. The restricted markets as of the date of this agreement are set forth on Exhibit 2.4.

     2.5 Manager's Right of First Refusal for New Area Build-out. Sprint PCS grants to Manager the right of first refusal to build-out New Areas. Sprint PCS will give to Manager a written notice of a New Area within the Service Area that Sprint PCS decides should be built-out. Manager must communicate to Sprint PCS within 90 days after receipt of the notice whether it will build-out the New Area, otherwise Manager's right of first refusal terminates with regard to the New Area described in the' notice.

     If Manager decides to build-out the New Area then Manager and Sprint PCS will diligently negotiate and execute an amendment to the Build-out Plan and proceed as set forth in Sections 2.1 and 2.2. The amended Build-out Plan will contain critical milestones that provide Manager a commercially reasonable period in which to implement coverage in the New Area. In determining what constitutes a "commercially reasonable period" as used in this paragraph, the parties will consider several factors, including local zoning processes and other legal requirements, weather conditions, equipment delivery schedules, the need to arrange additional financing, and other construction already in progress by the Manager. Manager will construct and operate the network in the New Area in accordance with the terms of this agreement.

     If Manager declines to exercise its right of first refusal or Manager fails to build-out the New Area in accordance with the amended Build-out Plan then Sprint PCS may construct the New Area itself or allow a Sprint PCS Related Party or an Other Manager to construct the New Area. Sprint PCS has the right, in a New Area that it constructs or that is constructed by a third party, to manage the network, allow a Sprint PCS Related Party to manage the network, or hire a manager to operate the network in the New Area. Any New Area that Sprint PCS or a third party builds-out is deemed removed from the Service Area and the Service Area Exhibit is deemed amended to reflect the change in the Service Area. If Manager does not exercise its right of first refusal with respect to a New Area, Manager's right of first refusal does not terminate with respect to the remainder of the Service Area.

     2.6 Purchase of Assets by Manager. If Sprint PCS has assets located in the Service Area that Manager could reasonably use in its construction of the Service Area Network and if Sprint PCS is willing to sell such assets, then Manager agrees to purchase from Sprint PCS and Sprint PCS agrees to sell to Manager the assets in accordance with the terms and conditions of the asset purchase agreement attached as Exhibit 2.6.

     2.7 Microwave Relocation. Sprint PCS will relocate interfering microwave sources in the spectrum in the Service Area to the extent necessary to permit the Service Area Network to carry the anticipated call volume as set out in the Build-out Plan. If the spectrum cleared is not sufficient to carry the actual call volume then Sprint PCS will clear additional spectrum of its choosing to accommodate the call volume. Sprint PCS may choose to clear spectrum one carrier at a time. The parties will share equally all costs associated with clearing spectrum under this Section 2.7.

     2.8 Determination of pops. If any provision in this agreement requires the determination of pops in a given area, then the pops will be determined using the census block group pop forecast then used by Sprint PCS, except that a different forecast will be used for any FCC filing and in preparing the Build-out Plan if required by the FCC. Sprint PCS presently uses the forecast of Equifax/NDS, but it may choose in its sole discretion to use another service that provides comparable data.

                     3. PRODUCTS AND SERVICES; IXC SERVICES
                     --------------------------------------

     3.1 Sprint PCS Products and Services. Manager must offer for sale, promote and support all Sprint PCS Products and Services within the Service Area, unless the parties otherwise agree in advance in writing. Within the Service Area, Manager may only sell, promote and support wireless products and services that are Sprint PCS Products and Services or are other products and services authorized under Section 3.2. The Sprint PCS Products and Services as of the date of this agreement are attached as Exhibit 3.1. Sprint PCS may modify the Sprint PCS Products and Services from time to time in its sole discretion by delivering to Manager a new Exhibit 3.1.

     3.2 Other Products and Services. Manager may offer wireless products and services that are not Sprint PCS Products and Services, on the terms Manager determines, if the offer of the additional products and services:

          (a) does not violate the obligations of Manager under this agreement;

          (b) does not cause distribution channel conflict with or consumer confusion regarding Sprint PCS' regional and national offerings of Sprint PCS Products and Services;

          (c) complies with the Trademark License Agreements; and

          (d) does not materially impede the development of the Sprint PCS Network.

     Manager will not offer any products or services under this Section 3.2 that are confusingly similar to Sprint PCS Products and Services. Manager must request that Sprint PCS determine whether Sprint PCS considers a product or service to be confusingly similar to any Sprint PCS Products and Services by providing advance written notice to Sprint PCS that describes those products and services that could be interpreted to be confusingly similar to Sprint PCS
Products and Services. If Sprint PCS fails to provide a response to Manager within 30 days after receiving the notice, then the products and services are deemed to create confusion with the Sprint PCS Products and Services and the request therefore rejected. In rejecting any request Sprint PCS must provide the reasons for the rejection. If the rejection is based on Sprint PCS' failure to respond within 30 days and Manager requests an explanation for the deemed rejection, then Sprint PCS must provide within 30 days the reasons for the rejection.

     3.3 Cross-selling with Sprint. Manager and Sprint and Sprint's Related Parties may enter into arrangements to sell Sprint's services, including long distance service (except those long distance services governed by Section 3.4), Internet access, customer premise equipment, prepaid phone cards, and any other services that Sprint or its Related Parties make available from time to time. Sprint's services may be packaged with the Sprint PCS Products and Services.

     If Manager chooses to resell the long distance services, Internet access or competitive local telephony services including prepaid phone cards, of third parties (other than Manager's Related Parties), Manager will give Sprint the right of last offer to provide those services on the same terms and conditions as the offer to which Manager is prepared to agree, subject to the terms of any existing agreements Manager was subject to prior to execution of this agreement.

     Within the Service Area, Manager will facilitate sales by Sprint of the Sprint PCS Products and Services, including the packaging of wireless, local exchange and other products and services with Sprint products and services.

     3.4 IXC Services. Manager must purchase from Sprint long distance telephony services for the Sprint PCS Products and Services at wholesale rates. Long distance telephone calls are those calls between the local calling area for the Service Area Network and areas outside the local calling area. The local calling area will be defined by mutual agreement of Sprint PCS and Manager. If the parties cannot agree on the extent of the local calling area they will resolve the matter through the dispute resolution process in Section 14. Any arrangement must have terms at least as favorable to Manager (in all material respects) as those offered by Sprint to any wholesale customer of Sprint in comparable circumstances (taking into consideration volume, traffic patterns, etc.). If Manager is bound by an agreement for these services and the agreement was not made in anticipation of this agreement, then the requirements of this Section
3.4 do not apply during the term of the other agreement. If the other agreement terminates for any reason then the requirements of this Section 3.4 do apply.

     3.5 Resale of Products and Services

          3.5.1 Mandatory Resale of Products and Services. Sprint PCS must, under FCC rules, permit Sprint PCS' service plans to be resold by a purchaser of the service plan. Sprint PCS will not grant the purchaser of a service plan the right to use any of the support services offered by Sprint PCS, including customer care, billing, collection, and advertising, nor the right to use the Brands. The reseller only has the right to use the service purchased. Consequently, Manager agrees not to interfere with any purchaser of the Sprint PCS Products or Services who resells the service plans in accordance with this agreement and applicable law. Manager will notify purchaser that the purchaser does not have a right to use the Brands or Sprint PCS' support services. In addition, Manager will notify Sprint PCS if it reasonably believes a reseller of retail service plans is using the support services or Brands.

          3.5.2 Voluntary Resale of Products and Services. Sprint PCS may choose to offer a resale product under which resellers will resell Sprint PCS Products and Services under brand names other than the Brands, except Sprint PCS may permit the resellers to use the Brands for limited purposes related to the resale of Sprint PCS Products and Services (e.g., to notify people that the handsets of the resellers will operate on the Sprint PCS Network). The resellers may also provide their own support services (e.g., customer care and billing) or may purchase the support services from Sprint PCS. If Sprint PCS chooses to offer a voluntary resale product, it will adopt a program that will be a Program Requirement under this agreement and that addresses the manner in which Manager and Other Managers interact with the resellers. Sprint PCS will discuss such program with Manager during development.

     Manager must not sell Sprint PCS Products and Services for resale unless Sprint PCS consents to such sales in advance in writing, except as required under the regulations and rules concerning mandatory resale.

     3.6 Non-competition. Neither Manager nor any of its Related Parties may offer Sprint PCS Products and Services outside of the Service Area without the prior written approval of Sprint PCS.

     Within the Service Area, Manager and Related Parties may offer, market or promote telecommunications products or services only under the following brands:

          (a) products or services with the Brands;

          (b) other products and services approved under Section 3.2, except no brand of a significant competitor of Sprint PCS or its Related Parties in the telecommunications business may be used by Manager's Related Parties on these products and services;

          (c) products or services with Manager's brand; or

          (d) products or services with the brands of Manager's Related Parties,

except no brand of a significant competitor of Sprint PCS or its Related Parties in the telecommunications business may be used by Manager's Related Parties on these products and services.

     If Manager or any of its Related Parties has licenses to provide broadband personal communication services outside the Service Area, neither Manager nor such Related Party may utilize the spectrum to offer Sprint PCS Products and Services without prior written consent from Sprint PCS. Additionally, when Manager's customers from inside the Service Area travel or roam to other geographic areas, Manager will route the customers' calls, both incoming and outgoing, according to the Sprint PCS Network Roaming and Inter Service Area Program Requirements, without regard to any wireless networks operated by Manager or its Related Parties. For example, Manager will program the preferred roaming list for handsets sold in the Service Area to match the Sprint PCS preferred roaming list.

     3.7 Right of Last Offer. Manager will offer to Sprint the right to make to Manager the last offer to provide backhaul and transport services for call transport for the Service Area Network if Manager decides to use third parties for backhaul and transport services rather than self-provisioning the services or purchasing the services from Related Parties of Manager. Sprint will have a reasonable time to respond to Manager's request for last offer to provide backhaul and transport pricing and services, which will be no greater than 5 Business Days after receipt of the request for the services and pricing from Manager.

     If Manager has an agreement in effect as of the date of this agreement for these services and the agreement was not made in anticipation of this agreement, then the requirements of this Section 3.7 do not apply during the term of the other agreement. If the other agreement terminates for any reason then the requirements of this Section 3.7 do apply.

                        4. MARKETING AND SALES ACTIVITIES

     4.1 Sprint PCS National or Regional Distribution Program Requirements. During the term of this agreement, Manager must participate in any Sprint PCS National or Regional Distribution Program (as in effect from time to time), and will pay or receive compensation for its participation in accordance with the terms and conditions of that program. The Sprint PCS National or Regional Distribution Program Requirements in effect as of the date of this agreement are attached as Exhibit 4.1.

          4.1.1 Territorial Limitations on Manager's Distribution Activities. Neither Manager nor any of its Related Parties will market, sell or distribute Sprint PCS Products and Services outside of the Service Area, except:

          (a) as otherwise agreed upon by the parties in advance in writing; or

          (b) Manager may place advertising in media that has distribution outside of the Service Area, so long as that advertising is intended by Manager to reach primarily potential customers within the Service Area.

     Manager may establish direct local distribution programs in accordance with the Sprint PCS Distribution Program Requirements, subject to the terms and conditions of the Trademark License Agreements and the non-competition and other provisions contained in this agreement.

          4.1.2 Settlement of Equipment Sales. Sprint PCS will establish a settlement policy and process that will be included in the Sprint PCS National or Regional Distribution Program Requirements to:

          (a) reconcile sales of subscriber equipment made in the service areas of Sprint PCS or Other Managers of Sprint PCS, that result in activations in the Service Area; and

          (b) reconcile sales of subscriber equipment made in the Service Area that result in activations in service areas of Sprint PCS or Other Managers.

     In general, the policy will provide that the party in whose service area the subscriber equipment is activated will be responsible for the payment of any subsidy (i.e., the difference between the price paid to the manufacturer and the suggested retail price for direct channels and the difference between the price paid to the manufacturer and the wholesale price for third party retailers) and for other costs associated with the sale, including logistics, inventory carrying costs, direct channel commissions and other retailer compensation.

          4.1.3 Use of Third-Party Distributors. Manager may request that Sprint PCS and a local distributor enter into Sprint PCS' standard distribution agreement regarding the purchase from Sprint PCS of handsets and accessories.

Sprint PCS will use commercially reasonable efforts to reach agreement with the local distributor. Sprint PCS may refuse to enter into a distribution agreement with a distributor for any reasonable reason, including that the distributor fails to pass Sprint PCS' then current credit and background checks or the distributor fails to agree to the standard terms of the Sprint PCS distribution agreement. Any local distributor will be subject to the terms of the Trademark License Agreements or their equivalent. Manager will report to Sprint PCS the activities of any local distributor that Manager believes to be in violation of the distribution agreement.

     4.2 Sprint PCS National Accounts Program Requirements. During the term of this agreement, Manager must participate in the Sprint PCS National Accounts Program (as in effect from time to time), and will be entitled to compensation for its participation and will be required to pay the expenses of the program in accordance with the terms and conditions of that program. The Sprint PCS National Accounts Program Requirements in effect as of the date of this agreement are attached as Exhibit 4.2.

     4.3 Sprint PCS Roaming and Inter Service Area Program Requirements. Manager will participate in the Sprint PCS Roaming and Inter Service Area Program established and implemented by Sprint PCS, including roaming price plans and inter-carrier settlements. The Sprint PCS Roaming and Inter Service Area Program Requirements in effect as of the date of this agreement are attached as Exhibit 4.3.

     As  part  of  the  Sprint  PCS  Roaming  and  Inter  Service  Area  Program
Requirements, Sprint PCS will establish a settlement policy and process to equitably distribute between the members making up the Sprint PCS Network (i.e., Sprint PCS, Manager and all Other Managers) the revenues received by one member for services used by its customers when they travel into other members' service areas.

     4.4 Pricing. Manager will offer and support all Sprint PCS pricing plans designated for regional or national offerings of Sprint PCS Products and Services (e.g., national inter service area rates, regional home rates, and local price points). The Sprint PCS pricing plans as of the date of this agreement are attached as Exhibit 4.4. Sprint PCS may modify the Sprint PCS pricing plans from time to time in its sole discretion by delivering to Manager a new Exhibit 4.4.

     Additionally, with prior approval from Sprint PCS, which approval will not be unreasonably withheld, Manager may establish price plans for Sprint PCS Products and Services that are only offered in its local market, subject to:

          (a) the non-competition and other provisions contained in this agreement;

          (b) consistency with regional and national pricing plans;

          (c) regulatory requirements; and

          (d) capability and cost of implementing rate plans in Sprint PCS systems (if used.)

     Manager must provide advance written notice to Sprint PCS with details of any pricing proposal for Sprint PCS Products or Services in the Service Area. If Sprint PCS fails to respond to Manager within 20 days after receiving such notice, then the price proposed for those Sprint PCS Products or Services is deemed approved.

     At the time Sprint PCS approves a pricing proposal submitted by Manager, Sprint PCS will provide Manager an estimate of the costs and expenses Sprint PCS will incur to implement the proposed pricing plan. Manager agrees to promptly reimburse Sprint PCS for any cost or expense incurred by Sprint PCS to implement such a pricing plan, which will not exceed the amount estimated by Sprint PCS if Manager waited for Sprint PCS' response to Manager's proposal.

     4.5 Home Service Area. Sprint PCS and Manager will agree to the initial home service area for each base station in the Service Area Network prior to the date the Service Area Network goes into commercial operation. If the parties cannot agree to the home service area for each base station in the Service Area Network, then the parties will use the dispute resolution process in Section 14 of this agreement to assign each base station to a home service area.

                                5. USE OF BRANDS
                                ----------------

     5.1 Use of Brands.

          (a) Manager must enter into the Trademark License Agreements on or before the date of this agreement.

          (b) Manager must use the Brands exclusively in the marketing, promotion, advertisement, distribution, lease or sale of any Sprint PCS Products and Services within the Service Area, except Manager may use other brands to the extent permitted by the Trademark License Agreements and not inconsistent with the terms of this agreement.

          (c) Neither Manager nor any of its Related Parties may market, promote, advertise, distribute, lease or sell any of the Sprint PCS Products and Services or Manager's products and Services on a non-branded, "private label" basis or under any brand, trademark, trade name or trade dress other than the Brands, except (i) for sales to resellers required under this agreement, or (ii) as permitted under the Trademark License Agreements.

          (d) The provisions of this Section 5.1 do not prohibit Manager from including Sprint PCS Products and Services under the Brands within the Service Area as part of a package with its other products and services that bear a different brand or trademark. The provisions of this Section 5.1 do not apply to the extent that they are inconsistent with applicable law or in conflict with the Trademark License Agreements.

     5.2 Conformance to Marketing Communications Guidelines. Manager must conform to the Marketing Communications Guidelines in connection with the marketing, promotion, advertisement, distribution, lease and sale of any of the Sprint PCS Products and Services. The Marketing Communications Guidelines in effect as of the date of this agreement have been provided to Manager. Sprint and Sprint Spectrum may amend the Marketing Communications Guidelines from time to time in accordance with the terms of the Trademark License Agreements.

     5.3 Joint Marketing With Third Parties.

          (a) Manager may engage in various joint marketing activities (e.g., promotions with sports teams and entertainment providers or tournament sponsorships) with third parties in the Service Area from time to time during the term of this agreement with respect to the Sprint PCS Products and Services, except that Manager may engage in the joint marketing activities only if the joint marketing activities:

               (i) Are conducted in accordance with the terms and conditions of the Trademark License Agreements and the Marketing Communications Guidelines;

               (ii) Do not violate the terms of this agreement;

               (iii) Are not likely (as determined by Sprint PCS, in its sole discretion) to cause confusion between the Brands and any other trademark or service mark used in connection with the activities;

               (iv) Are not likely (as determined by Sprint, in its sole discretion) to cause confusion between the Sprint Brands and any other trademark or service mark used in connection with the activities; and

               (v) Are not likely (as determined by Sprint PCS, in its sole discretion) to give rise to the perception that the Sprint PCS Products and Services are being advertised, marketed or promoted under any trademark or service mark other than the Brands, except as provided in the Trademark License Agreements. Manager will not engage in any activity that includes co-branding involving use of the Brands (that is, the marketing, promotion, advertisement, distribution, lease or sale of any of the Sprint PCS Products and Services under the Brands and any other trademark or service mark), except as provided in the Trademark License Agreements.

          (b) Manager must provide advance written notice to Sprint PCS describing those joint marketing activities that may:

               (i) cause confusion between the Brands and any other trademark or service mark used in connection with the proposed activities; or (ii) give rise to the perception that the Sprint PCS Products and Services are being advertised, marketed or promoted under any trademark or service mark other than the Brands, except as provided in the Trademark License Agreements.

          (c) If Sprint PCS fails to provide a response to Manager within 20 days after receiving such notice, then the proposed activities are deemed, as the case may be:

               (i) not to create confusion between the Brands and any other trademark or service mark; or

               (ii) not to give rise to the perception that Manager's products and services are being advertised, marketed or promoted under any trademark or set-vice mark other than the Brands, except as provided in the Trademark License Agreements.

     5.4 Prior Approval of Use of Brands. Manager must obtain advance written approval from Sprint for use of the Sprint Brands to the extent required by the Sprint Trademark License Agreement and from Sprint PCS for use of the Sprint PCS Brands to the extent required by the Sprint PCS Trademark License Agreement. Sprint PCS will use commercially reasonable efforts to facilitate any review of Manager's use of the Brands, if Sprint PCS is included in the review process.

     5.5 Duration of Use of Brand. Manager is entitled to use the Brands only during the term of the Trademark License Agreements and any transition period during which Manager is authorized to use the Brands following their termination.

                          6. ADVERTISING AND PROMOTION
                          ----------------------------

     6.1 National Advertising and Promotion. Sprint PCS is responsible for (a) all national advertising and promotion of the Sprint PCS Products and Services, including the costs and expenses related to national advertising and promotions, and (b) all advertising and promotion of the Sprint PCS Products and Services in the markets where Sprint PCS operates without the use of a Manager.

     6.2 In-Territory Advertising and Promotion. Manager must advertise and promote the Sprint PCS Products and Services in the Service Area (and may do so in the areas adjacent to the Service Area so long as Manager intends that such advertising or promotion primarily reach potential customers within the Service
Area). Manager must advertise and promote the Sprint PCS Products and Services in accordance with the terms and conditions of this agreement, the Trademark License Agreements and the Marketing Communication Guidelines. Manager is responsible for the costs and expenses incurred by Manager with respect to Manager's advertising and promotion activities in the Service Area.

     Manager will be responsible for a portion of the cost of any promotion or advertising done by third party retailers in the Service Area (e.g., Best Buy) in accordance with any cooperative advertising arrangements based on per unit handset sales.

     Sprint PCS has the right to use in any promotion or advertising done by Sprint PCS any promotion or advertising materials developed by Manager from time to time with respect to the Sprint PCS Products and Services. Sprint PCS will reimburse Manager for the reproduction costs related to such use.

     Sprint PCS will make available to Manager the promotion or advertising materials developed by Sprint PCS from time to time with respect to Sprint PCS Products and Services in current use by Sprint PCS (e.g., radio ads, television ads, design of print ads, design of point of sale materials, retail store concepts and designs, design of collateral). Manager will bear the cost of using such materials (e.g., cost of local radio and television ad placements, cost of printing collateral in quantity, and building out and finishing retail stores).

     6.3 Review of Advertising and Promotion Campaigns. Sprint PCS and Manager will jointly review the upcoming marketing and promotion campaigns of Manager with respect to Sprint PCS Products and Services (including advertising and promotion expense budgets) and will use good faith efforts to coordinate
Manager's campaign with Sprint PCS' campaign to maximize the market results of both parties. Sprint PCS and Manager may engage in cooperative advertising or promotional activities during the term of this agreement as the parties may agree in writing.

     6.4 Public Relations. If Manager conducts local public relations efforts, then Manager must conduct the local public relations efforts consistent with the Sprint PCS Communications Policies. The Sprint PCS Communications Policies as of the date of this agreement are attached as Exhibit 6.4. Sprint PCS may modify the Sprint PCS Communications Policies from time to time by delivering to Manager a new Exhibit 6.4.

                  7. SPRINT PCS TECHNICAL PROGRAM REQUIREMENTS
                  --------------------------------------------

     7.1 Conformance to Sprint PCS Technical Program Requirements.

          (a) Manager must meet or exceed the Sprint PCS Technical Program Requirements established by Sprint PCS from time to time for the Sprint PCS Network. Manager will be deemed to meet the Sprint PCS Technical Program Requirements if:

               (i) Manager operates the Service Area Network at a level equal to or better than the lower of the Operational Level of Sprint PCS or the operational level contemplated by the Sprint PCS Technical Program Requirements; or

               (ii) Sprint PCS is responsible under the Services Agreement to ensure the Service Area Network complies with the Sprint PCS Technical Program Requirements.

          (b) Manager must demonstrate to Sprint PCS that Manager has complied with the Sprint PCS Technical Program Requirements prior to connecting the Service Area Network to the rest of the Sprint PCS Network. Once the Service

Area Network is connected to the Sprint PCS Network, Manager must continue to comply with the Sprint PCS Technical Program Requirements. Sprint PCS agrees that the Sprint PCS Technical Program Requirements adopted for Manager will be the same Sprint PCS Technical Program Requirements applied by Sprint PCS to the Sprint PCS Network.

     7.2 Establishment of Sprint PCS Technical Program Requirements. Sprint PCS has delivered to Manager a copy of the current Sprint PCS Technical Program Requirements, attached as Exhibit 7.2. Sprint PCS drafted the Sprint PCS Technical Program Requirements to ensure a minimum, base-line level of quality for the Sprint PCS Network. The Sprint PCS Technical Program Requirements include standards relating to voice quality, interoperability, consistency (seamlessness) of coverage, RF design parameters, system design, capacity, and call blocking ratio. Sprint PCS has selected code division multiple access as the initial air interface technology for the Sprint PCS Network (subject to change in accordance with Section 7.3).

     7.3 Handoff to Adjacent Networks. If technically feasible and commercially reasonable, Manager will operate the Service Area Network in a manner that permits a seamless handoff of a call initiated on the Service Area Network to any adjacent PCS network that is part of the Sprint PCS Network, as specified in the Sprint PCS Technical Program Requirements. Sprint PCS agrees that the terms and conditions for seamless handoffs adopted for the Service Area Network will be the same as the terms Sprint PCS applies to the other parts of the Sprint PCS Network for similar configurations of equipment.

               8. SPRINT PCS CUSTOMER SERVICE PROGRAM REQUIREMENTS
               ---------------------------------------------------

     8.1 Compliance With Sprint PCS Customer Service Program Requirements. Manager must comply with the Sprint PCS Customer Service Program Requirements in providing the Sprint PCS Products and Services to any customer of Manager, Sprint PCS or any Sprint PCS Affiliate. Manager will be deemed to meet the standards if:

          (a) Manager operates the Service Area Network at a level equal to or better than the lower of the Operational Level of Sprint PCS or the operational level contemplated by the Program Requirements; or

          (b) Manager has delegated to Sprint PCS under the Services
Agreement responsibility to ensure the Service Area Network complies with the Sprint PCS Customer Service Standards.

     Sprint PCS has delivered to Manager a copy of the Sprint PCS Customer Service Standards, which are attached as Exhibit 8. 1.

                       9. SPRINT PCS PROGRAM REQUIREMENTS
                       ----------------------------------

     9.1 Program Requirements Generally. This agreement contains numerous references to Sprint PCS National and Regional Distribution Program Requirements, Sprint PCS National Accounts Program Requirements, Sprint PCS

Roaming and Inter Service Area Program Requirements, Sprint PCS Technical Program Requirements and Sprint PCS Customer Service Program Requirements. Sprint PCS may unilaterally amend from time to time in the manner described in
Section 9.2 all Program Requirements, guidelines and policies mentioned in this agreement. The most current version of the requirements programs, guidelines and policies mentioned in the first sentence of this Section 9.1 have been provided to Manager.

     9.2 Amendments to Program Requirements. Sprint PCS may amend any of the Sprint PCS Program Requirements, subject to the following conditions:

          (a) The applicable Program Requirements, as amended, will apply equally to Manager, Sprint PCS and each Other Manager, except if Manager and Sprint PCS agree otherwise or if Sprint PCS grants a waiver to Manager. Sprint PCS may grant waivers to Other Managers without affecting Manager's obligation to comply with the Program Requirements;

          (b) Each amendment will be reasonably required to fulfill the purposes set forth in Section 1.2 with respect to uniform and consistent operations of the Sprint PCS Network and the presentation of Sprint PCS Products and Services to customers in a uniform and consistent manner;

          (c) Each amendment will otherwise be on terms and conditions that are commercially reasonable with respect to the construction, operation and management of the Sprint PCS Network. With respect to any amendment to Program Requirements, Sprint PCS may provide for reasonable transition periods and, where appropriate, grandfathering provisions for existing activities by Manager that were permitted under the applicable Program Requirements before the amendment;

          (d) Sprint PCS must give Manager reasonable, written notice of the amendment, but in any event the notice will be given at least 30 days prior to the effective date of the amendment; and

          (e) Manager must implement any changes in the Program Requirements within a commercially reasonable period of time unless otherwise consented to by Sprint PCS. Sprint PCS will determine what constitutes a commercially reasonable period of time taking into consideration relevant business factors, including the strategic significance of the changes to the Sprint PCS Network, the relationship of the changes to the yearly marketing cycle, and the financial demands on and capacity generally of Other Managers. Notwithstanding the preceding two sentences, Manager will not be required to implement any change in the Service Area Network or the business of Manager required by an amendment to a Program Requirement until Sprint PCS has implemented the required changes in substantially all of that portion of the Sprint PCS Network that Sprint PCS operates without the use of a manager, unless the amendment to the Program Requirement relates to an obligation regarding the Service Area Network mandated by law. When necessary for reasons related to new technical standards, new equipment or strategic reasons, Sprint PCS can require Manager to implement the changes in the Service Area Network or Manager's business concurrently with Sprint PCS, in which case Sprint PCS will reimburse Manager for its costs and expenses if Sprint PCS discontinues the Program Requirement changes prior to implementation.

     Sprint PCS may grant Manager appropriate waivers and variances from the requirements of any Program Requirements. Sprint PCS has the right to adopt any Program Requirements that implement any obligation regarding the Service Area Network mandated by law.

     Any costs and expenses incurred by Manager in connection with conforming to any change to the Program Requirements during the term of this agreement are the responsibility of Manager.

     9.3 Manager's Right to Request Review of Changes. If Sprint PCS announces a change to a Program Requirement that will:

          (a) cause the Manager to spend an additional amount greater than 5% of Manager's shareholder's equity or capital account plus Manager's long-term debt (i.e., notes that mature more than one year from the date issued), as reflected on Manager's books; or

          (b) cause the long term operating expenses of Manager on a per unit basis using a 10-year time frame to increase by more than 10% on a net present value basis, then Manager may give Sprint PCS a written notice requesting Sprint PCS to reconsider the change.

     The Sprint PCS Vice President or the designee of the Sprint PCS Chief Officer in charge of the group that manages the Sprint PCS relationship with Manager will review Manager's request. If after the review and decision by the Vice President, Manager is still dissatisfied, then Manager may ask that the Chief Officer to whom the Vice President reports review the matter. If Sprint PCS still requires Manager to implement the change to the Program Requirement, then upon Manager's failure to implement the change Sprint PCS will have the rights under Section 11.

     9.4 Sprint PCS' Right to Implement Changes. If Manager requests Sprint PCS to reconsider a change to a Program Requirement as permitted under Section 9.3 and Sprint PCS decides it will not require Manager to make the change, Sprint PCS may, but is not required to, implement the change at Sprint PCS' expense, in which event Manager will be required to operate the Service Area Network, as changed, but Sprint PCS will be entitled to any revenue derived from the change.

     9.5 Rights of Inspection. Sprint PCS and its authorized agents and representatives may enter upon the premises of any office or facility operated by or for Manager at any time, with reasonable advance notice to Manager if possible, to inspect, monitor and test in a reasonable manner the Service Area Network, including the facilities, equipment, books and records of Manager, to ensure that Manager has complied or is in compliance with all covenants and obligations of Manager under this agreement, including Manager's obligation to conform to the Program Requirements. The inspection, monitoring and testing may not disrupt the operations of the office or facility, nor impede Manager's access to the Service Area Network.

     9.6 Manager's Responsibility to Interface with Sprint PCS. Manager will use platforms fully capable of interfacing with the Sprint PCS platforms in operating the Service Area Network and in providing Sprint PCS Products and Services. Manager will pay the expense of making its platforms fully capable of interfacing with Sprint PCS, including paying for the following:

                    (i) Connectivity;

                    (ii) Any changes that Manager requests Sprint PCS to make to Sprint PCS systems to interconnect with Manager's systems that Sprint PCS, in its sole discretion, agrees to make;

                    (iii) Equipment to run Manager's software;

                    (iv) License fees for Manager's software; and

                    (v) Manager upgrades or changes to its platforms.

                                    10. FEES
                                    --------

     10.1 Fees and Payments.

          10.1.1 Fee Based on Collected Revenue. Sprint PCS will pay to Manager a weekly fee equal to 92% of Collected Revenues for the week for: (a) utilization of the Service Area Network; (b) sales and marketing costs; (c) Manager's management of the Service Area Network; and (d) all other obligations of Manager under this Agreement. The fee will be due on Thursday of the week following the week for which the fee is calculated.

          10.1.2 Payment of Universal Service Funds. Sprint PCS and Manager will share any federal and state subsidy funds (e.g., payments by a state of universal service fund subsidies to Sprint PCS or Manager), if any, received by Sprint PCS or Manager for customers who reside in the portion of the Service Area served by the Service Area Network. Manager is entitled to 92% of any amount received by either party and Sprint PCS is entitled to 8% of such amounts.

          10.1.3 Inter Service Area Fees. Sprint PCS will pay to Manager monthly a fee as set out in the Sprint PCS Roaming and Inter Service Area Program, for each minute of use that a customer of Sprint PCS or one of the Other Managers whose NPA-NXX is not assigned to the Service Area Network uses the Service Area Network. Manager will pay to Sprint PCS a fee, as set out in the Sprint PCS Roaming and Inter Service Area Program, for each minute of use that a customer whose NPA-NXX is assigned to the Service Area Network uses a portion of the Sprint PCS Network other than the Service Area Network. Manager acknowledges that the manner in which the NPA-NXX is utilized could change, which will require a modification in the manner in which the inter service area fees, if any, will be calculated.

          10.1.4 Interconnect Fees. Manager will pay to Sprint PCS (or to other carriers as appropriate) monthly the interconnect fees, if any, as provided under Section 1.4.

          10.1.5 Outbound Roaming Fees. If not otherwise provided under any Program Requirement:

          (a) Sprint PCS will pay to Manager monthly the amount of Outbound Roaming fees that Sprint PCS collects for the month from end users whose NPA-NXX is assigned to the Service Area; and

          (b) Manager will pay to Sprint PCS (or to a clearinghouse or other carrier as appropriate) the direct cost of providing the capability for the Outbound Roaming, including any amounts payable to the carrier that handled the roaming call and the clearinghouse operator.

          10.1.6 Reimbursements. Manager will pay to or reimburse Sprint PCS for any amounts that Sprint PCS is required to pay to a third party (e.g., a telecommunications carrier) to the extent Sprint PCS already paid such amount to Manager under this Section 10.

     10.2 Monthly True Up. Manager will report to Sprint PCS monthly the amount of Collected Revenue received directly by the Manager (e.g., customer mails payment to the business address of Manager rather than to the lockbox or a customer pays a direct sales force representative in cash). Sprint PCS will on a monthly basis true up the fees and payments due under Section 10.1 against the actual payments made by Sprint PCS to Manager. Sprint PCS will provide to Manager a true up report each month showing the true up and the net amount due from one party to the other, if any. If the weekly payments made to Manager exceed the actual fees and payments due to Manager, then Manager will remit the amount of the overpayment to Sprint PCS within 5 Business Days after receiving the true up report from Sprint PCS. If the weekly payments made to Manager are less than the actual fees and payments due to Manager, then Sprint PCS will remit the shortfall to Manager within 5 Business Days after sending the true up report to Manager.

     If a party disputes any amount on the true up report, the disputing party must give the other party written notice of the disputed amount and the reason for the dispute within 90 days after it receives the true up report. The dispute will be resolved through the dispute resolution process in Section 14. The parties must continue to pay to the other party any undisputed amounts owed under this agreement during the dispute resolution process. The dispute of an item does not stay or diminish a party's other rights and remedies under this agreement.

     10.3 Taxes. Manager will pay or reimburse Sprint PCS for any sales, use, gross receipts or similar tax, administrative fee, telecommunications fee or surcharge for taxes or fees levied by a governmental authority on the fees and charges payable by Sprint PCS to Manager.

     10.4 Collected Revenues Definition. "Collected Revenues" means actual payments received by or on behalf of Sprint PCS or Manager for Sprint PCS Products and Services from others including the customers whose NPA-NXX is the same as that for the portion of the Service Area served by the Service Area Network. In determining Collected Revenues the following principles will apply.

          (a) The following items will be treated as follows:

               (i) Collected Revenues do not include revenues from federal and state subsidy funds; they are handled separately as noted in Section 10.1.2;

               (ii) Collected Revenues do include any amounts received for the payment of Inbound Roaming charges and interconnect fees when calls are carried on the Service Area Network; and

               (iii) Collected Revenues do not include any amounts received with respect to any changes made by Sprint PCS under Section 9.4.

          (b) The following items are not Collected Revenues; Sprint PCS is obligated to remit the amounts received with respect to such items, if any, to Manager, as follows:

               (i) Inter service area  payments  will be paid as provided  under
          Section 10.1.3;

               (ii) Outbound Roaming and related charges will be paid as provided under Section 10.1.5;

               (iii) Proceeds from the sale or lease of subscriber equipment and accessories will be paid to Manager, subject to the equipment settlement process in Section 4.1.2;

               (iv) Proceeds from sales not in the ordinary course of business (e.g., sales of switches, cell sites, computers, vehicles or other fixed assets); and

               (v) Any amounts collected with respect to sales and use taxes, gross receipts taxes, transfer taxes, and similar taxes, administrative fees, telecommunications fees, and surcharges for taxes and fees that are collected by a carrier for the benefit of a governmental authority, subject to Manager's obligation under Section 10.3.

          (c) The following items are not Collected Revenues; neither party will collect any amounts respecting such items:

               (i) Reasonable adjustments of a customer's account (e.g., if Sprint PCS or Manager reduces a customer's bill, then the amount of the adjustment is not Collected Revenue); and

               (ii) Amount of bad debt and fraud associated with customers whose NPA-NXX is assigned to the Service Area (e.g., if Sprint PCS or Manager writes off a customer's bill as a bad debt, there is no Collected Revenue on which a fee is due to Manager).

     10.5 Late Payments. Any amount due under this Section 10 that is not paid by one party to the other party in accordance with the terms of this agreement will bear interest at the Default Rate beginning (and including) the 3rd day after the due date until (and including) the date paid.

     10.6 Setoff Right If Failure To Pay Amounts Due. If Manager fails to pay any undisputed amount due Sprint PCS or a Related Party of Sprint PCS under this agreement, the Services Agreement, or any other agreement with Sprint PCS or a Related Party, then Sprint PCS may setoff against standard payment intervals (e.g. weekly) against the amounts paid to Manager under Section 10.1 until such time as Manager pays any such unpaid amounts.

     Sprint PCS may setoff the following amounts:

          (a) any amount that Manager owes to Sprint PCS or a Related Party of Sprint PCS, including amounts due under the Services Agreement; and

          (b) any amount that Sprint PCS reasonably estimates will be due to Sprint PCS for the current month under the Services Agreement (e.g., if under the Services Agreement customer care calls are billed monthly, Sprint PCS can deduct from the weekly payment to Manager an amount Sprint PCS reasonably estimates will be due Sprint PCS under the Services Agreement).

     On a monthly basis Sprint PCS will true up the estimated amounts deducted against the actual amounts due Sprint PCS. If the estimated amounts deducted by Sprint PCS exceed the actual amounts due to Sprint PCS, then Sprint PCS will remit the excess to Manager with the next weekly payment. If the estimated amounts deducted are less than the actual amounts due to Sprint PCS and its Related Parties, then Sprint PCS may continue to setoff the payments to Manager against the amounts due to Sprint PCS. This right of setoff is in addition to any other right that Sprint PCS may have under this agreement.

                  11. TERM; TERMINATION; EFFECT OF TERMINATION
                  --------------------------------------------

     11.1 Initial Term. This agreement commences on the date of execution and, unless terminated earlier in accordance with the provisions of this Section 11, continues for a period of 20 years (the "Initial Term").

     11.2 Renewal Terms. Following expiration of the Initial Term, this agreement will automatically renew for 3 successive 10-year renewal periods (for a maximum of 50 years including the Initial Term), unless at least 2 years prior to the commencement of any renewal period either party notifies the other party in writing that it does not wish to renew this agreement.

          11.2.1 Non-renewal Rights of Manager. If this agreement will terminate because Sprint PCS gives Manager timely written notice of non-renewal of this agreement, then Manager may exercise its rights under Section 11.2.1.1 or, if applicable, its rights under Section 11.2.1.2.

          11.2.1.1 Manager's Put Right. Manager may within 30 days after the date Sprint PCS gives notice of non-renewal put to Sprint PCS all of the Operating Assets. Sprint PCS will pay to Manager for the Operating Assets an amount equal to 80% of the Entire Business Value. The closing of the purchase of the Operating Assets will occur within 20 days after the later of (a) the receipt by Sprint PCS of the written notice of determination of the Entire Business Value provided by the appraisers under Section 11.7 or (b) the receipt of all materials required to be delivered to Sprint PCS under Section 11.8. Upon closing the purchase of the Operating Assets this agreement will be deemed terminated. The exercise of the put, the determination of the Operating Assets, the representations and warranties made by Manager with respect to the Operating Assets and the business, and the process for closing the purchase will be subject to the terms and conditions set forth in Section 11.8.

          11.2.1.2 Manager's Purchase Right.

          (a) If Sprint PCS owns 20 MHz or more of PCS spectrum in the Service Area under the License on the date this agreement is executed, then Manager may, subject to receipt of FCC approval of the necessary disaggregation and partition, purchase from Sprint PCS the Disaggregated License for an amount equal to the greater of (1) the original cost of the License to Sprint PCS (pro rated on a pops and spectrum basis) plus the microwave relocation costs paid by Sprint PCS or (2) 10% of the Entire Business Value.

          (b) Upon closing the purchase of the spectrum this agreement will be deemed terminated. The closing of the purchase of the Disaggregated License will occur within the later of:

                    (1) 20 days after the receipt by Manager of the written notice of determination of the Entire Business Value by the appraisers under Section 11.7; or

                    (2)  10  days  after  the   approval  of  the  sale  of  the
          Disaggregated License by the FCC.

          (c) The exercise of the purchase right, the determination of the geographic extent of the Disaggregated License coverage, the representations and warranties made by Sprint PCS with respect to the Disaggregated License, and the process for closing the purchase will be subject to the terms and conditions set forth in Section 11.8.

          (d) After the closing of the purchase Manager will allow:

                    (1) subscribers of Sprint PCS to roam on Manager's network; and

                    (2) Sprint PCS to resell Manager's Products and Services.

                  Manager will charge Sprint PCS a MFN price in either case.

          11.2.2 Non-renewal Rights of Sprint PCS. If this agreement will terminate because of any of the following five (5) events, then Sprint PCS may exercise its rights under Section 11.2.2.1 or, if applicable, its rights under
Section 11.2.2.2:

          (a) Manager gives Sprint PCS timely written notice of non-renewal of this agreement;

          (b) both parties give timely written notices of non-renewal;

          (c) this agreement expires with neither party giving a written notice of non-renewal;

          (d) either party elects to terminate this agreement under Section 11.3.4(a); or

          (e)  Manager  elects  to  terminate   this  agreement   under  Section
11.3.4(b).

          11.2.2.1 Sprint PCS' Purchase Right. Sprint PCS may purchase from Manager all of the Operating Assets. Sprint PCS will pay to Manager an amount equal to 80% of the Entire Business Value. The closing of the purchase of the Operating Assets will occur within 20 days after the later of (a) the receipt by Sprint PCS of the written notice of determination of the Entire Business Value provided by the appraisers under Section 11.7 or (b) the receipt of all materials required to be delivered to Sprint PCS under Section 11.8. Upon closing the purchase of the Operating Assets this agreement will be deemed terminated. The exercise of the purchase right, the determination of the Operating Assets, the representations and warranties made by Manager with respect to the Operating Assets and the business, and the process for closing the purchase will be subject to the terms and conditions set forth in Section 11.8.

          11.2.2.2 Sprint PCS' Put Right.

          (a) Sprint PCS may, subject to receipt of FCC approval, put to Manager the Disaggregated License for a purchase price equal to the greater of (1) the original cost of the License to Sprint PCS (pro rated on a pops and spectrum basis) plus the microwave relocation costs paid by Sprint PCS or (2) 10% of the Entire Business Value.

          (b) Upon closing the purchase of the Disaggregated License this agreement will be deemed terminated. The closing of the purchase of the Disaggregated License will occur within the later of:

                    (1) 20 days after the receipt by Sprint PCS of the written notice of determination of the Entire Business Value by the appraisers under Section 11.7; or

                    (2)  10  days  after  the   approval  of  the  sale  of  the
          Disaggregated License by the FCC.

          (c) The exercise of the put, the determination of the geographic extent of the Disaggregated License coverage, the representations and warranties made by Sprint PCS with respect to the Disaggregated License, and the process for closing the purchase will be subject to the terms and conditions set forth in Section 11.8.

          (d) Manager may, within 10 days after it receives notice of Sprint PCS' exercise of its put, advise Sprint PCS of the amount of spectrum (not to exceed 10 MHz) it wishes to purchase. After the purchase Manager will allow:

                    (1) subscribers of Sprint PCS to roam on Manager's network; and

                    (2) Sprint PCS to resell Manager's Products and Services.

          Manager will charge Sprint PCS a MFN price in either case.

          11.2.2.3 Extended Term Awaiting FCC Approval. If Manager is buying the Disaggregated License as permitted or required under Sections 11.2.1.2 or 11.2.2.2, then the Term of this agreement will extend beyond the original expiration date until the closing of the purchase of the Disaggregated License. The parties agree to exercise their respective commercially reasonable efforts to obtain FCC approval of the transfer of the Disaggregated License.

     11.3 Events of Termination. An "Event of Termination" is deemed to occur when a party gives written notice to the other party of the Event of Termination as permitted below:

          11.3.1 Termination of License.

          (a) At the election of either party this agreement may be terminated at the time the FCC revokes or fails to renew the License. Unless Manager has the right to terminate this agreement under Section 11.3.1(b), neither party has any claim against the other party if the FCC revokes or fails to renew the License, even if circumstances would otherwise permit one party to terminate this agreement based on a different Event of Termination, except that the parties will have the right to pursue claims against each other as permitted under Section 11.4(b).

          (b) If the FCC revokes or fails to renew the License because of a breach of this agreement by Sprint PCS, then Manager has the right to terminate this agreement under Section 11.3.3 and not this Section 11.3.1.

          11.3.2 Breach of Agreement. Payment of Money Terms. At the election of the non-breaching party this agreement may be terminated upon the failure by the breaching party to pay any amount due under this agreement or any other agreement between the parties or their respective Related Parties, if the breach is not cured within 30 days after the breaching party's receipt of written notice of the nonpayment from the non-breaching party.

          11.3.3 Breach of Agreement: Other Terms. At the election of the non-breaching party this agreement may be terminated upon the material breach by the breaching party of any material term contained in this agreement that does not regard the payment of money, if the breach is not cured within 30 days after the breaching party's receipt of written notice of the breach from the non-breaching party, except the cure period will continue for a reasonable period beyond the 30-day period, but will under no circumstances exceed 180 days after the breaching party's receipt of written notice of the breach, if it is unreasonable to cure the breach within the 30-day period, and the breaching party takes action prior to the end of the 30-day period that is reasonably likely to cure the breach and continues to diligently take action necessary to cure the breach.

          11.3.4 Regulatory Considerations.

          (a) At the election of either party this agreement may be terminated if this agreement violates any applicable law in any material respect where such violation (i) is classified as a felony or (ii) subjects either party to substantial monetary fines or other substantial damages, except that before causing any termination the parties must use best efforts to modify this agreement, as necessary to cause this agreement (as modified) to comply with applicable law and to preserve to the extent possible the economic arrangements set forth in this agreement.

          (b) At the election of Manager this agreement may be terminated if the regulatory action described under 11.3.4(a) is the result of a deemed change of control of the License and the parties are unable to agree upon a satisfactory resolution of the matter with the regulatory authority without a complete termination of this agreement.

          11.3.5  Termination  of  Trademark  License   Agreements.   If  either
Trademark License Agreement terminates under its terms, then:

          (a) Manager may terminate this agreement if the Trademark License Agreement terminated because of a breach of the Trademark License Agreement by Sprint PCS or Sprint; and

          (b) Sprint PCS may terminate this agreement if the Trademark License Agreement terminated because of a breach of the Trademark License Agreement by Manager.

          11.3.6 Financing Considerations. At the election of Sprint PCS this agreement may be terminated upon the failure of Manager to obtain the financing described in Exhibit 1.7 by the deadline(s) set forth on such Exhibit.

          11.3.7 Bankruptcy of a Party. At the election of the non-bankrupt party, this agreement may be terminated upon the occurrence of a Voluntary Bankruptcy or an Involuntary Bankruptcy of the other party.

          "Voluntary Bankruptcy" means:

          (a) The inability of a party generally to pay its debts as the debts become due, or an admission in writing by a party of its inability to pay its debts generally or a general assignment by a party for the benefit of creditors;

          (b) The filing of any petition or answer by a party seeking to adjudicate itself a bankrupt or insolvent, or seeking any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition for itself or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for itself or for substantially all of its property; or

          (c) Any action taken by a party to authorize any of the actions set forth above.

          "Involuntary Bankruptcy" means, without the consent or acquiescence of a party:

          (a) The entering of an order for relief or approving a petition for relief or reorganization;

          (b) Any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation;

          (c) The filing of any petition against a party, which petition is not dismissed within 90 days; or

          (d) Without the consent or acquiescence of a party, the entering of an order appointing a trustee, custodian, receiver or liquidator of party or of all or any substantial part of the property of the party, which order is not dismissed within 90 days.

     11.4 Effect of an Event of Termination.

          (a) Upon the occurrence of an Event of Termination, the party with the right to terminate this agreement or to elect the remedy upon the Event of Termination, as the case may be, may:

               (i) in the case of an Event of Termination under Sections 11.3.1(a) or 11.3.7, give the other party written notice that the agreement is terminated effective as of the date of the notice, in which case neither party will have any other remedy or claim for damages (except any claim the non-bankrupt party has against the bankrupt party and any claims permitted under Section 11.4(b)); or

               (ii) in the case of an  Event of  Termination  other  than  under
          Section 11.3.1(a), give the other party written notice that the party is exercising one of its rights, if any, under Section 11.5 or Section 11.6.

          (b) If the party terminates this agreement under Section 11.4(a)(i) then all rights and obligations of each party under this agreement will immediately cease, except that:

               (i) Any rights arising out of a breach of any terms of this agreement will survive any termination of this agreement;

               (ii) The provisions of this Section 11.4 and of Sections 12.2, 13, 14 and 16 will survive any termination of this agreement;

               (iii) The payment obligations under Section 10 will survive any termination of this agreement if, and to the extent, any costs or fees have accrued or are otherwise due and owing as of the date of termination of this agreement from Manager to Sprint PCS or any Sprint PCS Related Party or from Sprint PCS to Manager or any Manager Related Party;

               (iv) Either party may terminate this agreement in accordance with the terms of this agreement without any liability for any loss or damage arising out of or related to such termination, including any loss or damage arising out of the exercise by Sprint PCS of its rights under Section 11.6.3;

               (v) The parties will use all commercially reasonable efforts to cease immediately all of their respective efforts to market, sell, promote or distribute the Sprint PCS Products and Services;

               (vi) Sprint PCS has the option to buy from Manager any new unsold subscriber equipment and accessories, at the prices charged to Manager;

               (vii) The parties will immediately stop making any statements or taking any action that might cause third parties to infer that any business relationship continues to exist between the parties, and where necessary or advisable, the parties will inform third parties that the parties no longer have a business relationship; and

               (viii) If subscriber equipment and accessories are in transit when this agreement is terminated, Sprint PCS may, but does not have the obligation to, cause the freight carrier to not deliver the subscriber equipment and accessories to Manager but rather to deliver the subscriber equipment and accessories to Sprint PCS.

          (c) If the party exercises its rights under Section 11.4(a)(ii), this agreement will continue in full force and effect until otherwise terminated.

          (d) If this agreement terminates for any reason other than Manager's purchase of the Disaggregated License, Manager will not, for 3 years after the date of termination compile, create, or use for the purpose of selling merchandise or services similar to the Sprint PCS Products or Services, or sell, transfer or otherwise convey to a third party, a list of customers who purchased, leased or used Sprint PCS Products or Services. Manager may use such a list for its own internal analysis of its business practices and operations. If this agreement terminates because of Manager's purchase of the Disaggregated License, then Sprint PCS will transfer to Manager the Sprint PCS customers with a MIN assigned to the Service Area covered by the Disaggregated License, but Sprint PCS retains the customers of a national account and any resellers who have entered into a resale agreement with Sprint PCS. Manager agrees not to solicit, directly or indirectly, any customers of Sprint PCS not transferred to Manager under this Section 11.4(d) for 2 years after the termination of this agreement.

     11.5 Manager's Event of Termination Rights and Remedies. In addition to any other right or remedy that Manager may have under this agreement, the parties agree that Manager will have the rights and remedies set forth in this Section
11.5 and that such rights and remedies will survive the termination of this agreement. If Manager has a right to terminate this agreement as the result of the occurrence of an Event of Termination under Sections 11.3.2, 11.3.3, 11.3.5 or 11.3.7 (if Manager is the non-bankrupt party), then Manager has the right to elect one of the following three (3) remedies, except Manager cannot elect its remedies under Sections 11.5.1 or 11.5.2 during the first 2 years of the Initial Term with respect to an Event of Termination under Section 11.3.3.

          11.5.1 Manager's Put Right. Manager may put to Sprint PCS within 30 days after the Event of Termination all of the Operating Assets. Sprint PCS will pay to Manager an amount equal to 80% of the Entire Business Value. The closing of the purchase of the Operating Assets will occur within 20 days after the later of:

          (a) the receipt by Sprint PCS of the written notice of determination of the Entire Business Value by the appraisers under Section 11.7; or

          (b) the receipt of all materials required to be delivered to Sprint PCS under Section 11.8.

     Upon closing the purchase of the Operating Assets this agreement will be deemed terminated. The exercise of the put, the determination of the Operating Assets, the representations and warranties made by the Manager with respect to the Operating Assets and the business, and the process for closing the purchase will be subject to the terms and conditions set forth in Section 11.8.

          11.5.2 Manager's Purchase Right.

          (a) If Sprint PCS owns 20 MHz or more of PCS spectrum in the Service Area under the License on the date this agreement is executed, then Manager may, subject to receipt of FCC approval, purchase from Sprint PCS the Disaggregated License for the greater of (1) the original cost of the License to Sprint PCS (pro rated on a pops and spectrum basis) plus the microwave relocation costs paid by Sprint PCS or (2) 9% (10% minus a 10% penalty) of the Entire Business Value.

          (b) Upon closing the purchase of the Disaggregated License this agreement will be deemed terminated. The closing of the purchase of the Disaggregated License will occur within the later of:

                    (1) 20 days after the receipt by Manager of the written notice of determination of the Entire Business Value by the appraisers under Section 11.7; or

                    (2)  10  days  after  the   approval  of  the  sale  of  the
          Disaggregated License by the FCC.

          The exercise of the purchase right, the determination of the geographic extent of the Disaggregated License coverage, the representations and warranties made by Sprint PCS with respect to the Disaggregated License, and the process for closing the purchase will be subject to the terms and conditions set forth in Section 11. 8.

          (c) After the closing of the purchase Manager will allow:

                    (1) subscribers of Sprint PCS to roam on Manager's network; and

                    (2) Sprint PCS to resell Manager's Product and Services.

          Manager will charge Sprint PCS a MFN price in either case.

          11.5.3 Manager's Action for Damages or Other Relief. Manager may seek damages or other appropriate relief in accordance with the dispute resolution process in Section 14.

     11.6 Sprint PCS' Event of Termination Rights and Remedies. In addition to any other right or remedy that Sprint PCS may have under this agreement, the parties agree that Sprint PCS will have the rights and remedies set forth in this Section 11.6 and that such rights and remedies will survive the termination of this agreement. If Sprint PCS has a right to terminate this agreement as the result of the occurrence of an Event of Termination under Sections 11.3.2, 11.3.3, 11.3.5, 11.3.6 or 11.3.7 (if Sprint PCS is the non-bankrupt party), then Sprint PCS has the right to elect one of the following four (4) remedies, except that (i) if Sprint PCS elects the remedies under Sections 11.6.1, 11.6.2 or 11.6.4, Sprint PCS may pursue its rights under Section 11.6.3 concurrently with its pursuit of one of the other three remedies, (ii) Sprint PCS cannot elect its remedies under Sections 11.6.1 or 11.6.2 during the first 2 years of the Initial Term with respect to an Event of Termination under Section 11.3.3 (unless the Event of Termination is caused by a breach related to the Build-out Plan or the build-out of the Service Area Network), and (iii) Sprint PCS cannot elect its remedy under Section 11.6.2 during the first 2 years of the Initial Term with respect to an Event of Termination under Section 11.3.6.

          11.6.1 Sprint PCS' Purchase Right. Sprint PCS may purchase from Manager all of the Operating Assets. Sprint PCS will pay to Manager an amount equal to 72% (80% minus a 10% penalty) of the Entire Business Value. The closing of the purchase of the Operating Assets will occur within 20 days after the later of.

          (a) the receipt by Sprint PCS of the written notice of determination of the Entire Business Value by the appraisers pursuant to Section 11.7; or

          (b) the receipt of all materials required to be delivered to Sprint PCS under Section 11.8.

     Upon closing the purchase of the Operating Assets this agreement will be deemed terminated. The exercise of the purchase right, the determination of the Operating Assets, the representations and warranties made by Manager with respect to the Operating Assets and the business, and the process for closing the purchase will be subject to the terms and conditions set forth in Section 11.8.

          11.6.2 Sprint PCS' Put Right.

          (a) Sprint PCS may, subject to receipt of FCC approval, put to Manager the Disaggregated License for a purchase price equal to the greater of (1) the original cost of the License to Sprint PCS (pro rated on a pops and spectrum basis) plus the microwave relocation costs paid by Sprint PCS or (2) 10% of the Entire Business Value.

          (b) Upon closing the purchase of the Disaggregated License this agreement will be deemed terminated. The closing of the purchase of the Disaggregated License will occur within the later of:

                    (1) 20 days after the receipt by Sprint PCS of the written notice of determination of the Entire Business Value by the appraisers under Section 11.7; or

                    (2)  10  days  after  the   approval  of  the  sale  of  the
          Disaggregated License by the FCC.

          (c) The exercise of the put, the determination of the geographic extent of the Disaggregated License coverage, the representations and warranties made by Sprint PCS with respect to the Disaggregated License, and the process for closing the purchase will be subject to the terms and conditions set forth in Section 11.8.

          (d) Manager may, within 10 days after it receives notice of Sprint PCS' exercise of its put, advise Sprint PCS of the amount of spectrum (not to exceed 10 MHz) it wishes to purchase. After the closing of the purchase Manager will allow:

                    (1) subscribers of Sprint PCS to roam on Manager's network; and

                    (2) Sprint PCS to resell Manager's Products and Services.

          Manager will charge Sprint PCS a MFN price in either case.

          11.6.3. Sprint PCS' Right to Cause A Cure.

          (a) Sprint PCS' Right. Sprint PCS may, but is not obligated to, take such action as it deems necessary to cure Manager's breach of this agreement, including assuming operational responsibility for the Service Area Network to complete construction, continue operation, complete any necessary repairs, implement changes necessary to comply with the Program Requirements and terms of this agreement, or take such other steps as are appropriate under the circumstances, or Sprint PCS may designate a third party or parties to do the same, to assure uninterrupted availability and deliverability of Sprint PCS Products and Services in the Service Area, or to complete the build-out of the Service Area Network in accordance with the terms of this agreement. In the event that Sprint PCS elects to exercise its right under this Section 11.6.3, Sprint PCS will give Manager written notice of such election. Upon giving such notice:

                    (1) Manager will collect and make available at a convenient, central location at its principal place of business, all documents, books, manuals, reports and records related to the Build-out Plan and required to operate and maintain the Service Area Network; and

                    (2) Sprint PCS, its employees, contractors and designated third parties will have the unrestricted right to enter the facilities and offices of Manager for the purpose of curing the breach and, if Sprint PCS deems necessary, operate the Service Area Network.

          Manager agrees to cooperate with and assist Sprint PCS to the extent requested by Sprint PCS to enable Sprint PCS to exercise its rights under this Section 11.6.3.

          (b)  Liability.  Sprint PCS' exercise of its rights under this Section
11.6.3 will not be deemed an assumption by Sprint PCS of any liability attributable to Manager or any other party, except that, without limiting the provisions of Section 13, during the period that Sprint PCS is curing a breach under this agreement or operating any portion of the Service Area Network pursuant to this Section 11.6.3, Sprint PCS will indemnify and defend Manager and its directors, partners, officers, employees and agents from-and against, and reimburse and pay for, all claims, demands, damages, losses, judgments, awards, liabilities, costs and expenses (including reasonable attorneys' fees, court costs and other expenses of litigation), whether or not arising out of third party claims, in connection with any suit, claim, action or other legal proceeding relating to the bodily injury, sickness or death of persons or the damage to or destruction of property, real or personal, resulting from or arising out of Sprint PCS' negligence or willful misconduct in curing the breach or in the operation of the Service Area Network. Sprint PCS' obligation under this Section 11.6.3(b) will not apply to the extent of any claims, demands, damages, losses, judgments, awards, liabilities, costs and expenses resulting from the negligence or willful misconduct of Manager or arising from any contractual obligation of Manager.

          (c) Costs and Payments. During the period that Sprint PCS is curing a breach or operating the Service Area Network under this Section 11.6.3, Sprint PCS and Manager will continue to make any and all payments due to the other party and to third parties under this agreement, the Services Agreement and any other agreements to which such party is bound, except that Sprint PCS may deduct from its payments to Manager all reasonable costs and expenses incurred by Sprint PCS in connection with the exercise of its right under this Section
11.6.3.  Sprint PCS'  operation  of the Service  Area  Network  pursuant to this
Section  11.6.3  is  not  a  substitution  for  Manager's   performance  of  its
obligations under this agreement and does not relieve Manager of its other obligations under this agreement.

          (d) Length of Right. Sprint PCS may continue to operate the Service Area Network in accordance with Section 11.6.3 until (i) Sprint PCS cures all breaches by Manager under this agreement; (ii) Manager cures all breaches and demonstrates to Sprint PCS' satisfaction that it is financially and operationally willing, ready and able to perform in accordance with this agreement and resumes such performance; (iii) Sprint PCS consummates the purchase of the Operating Assets under Section 11.6.1 or the sale of the Disaggregated License under Section 11.6.2; or (iv) Sprint PCS terminates this agreement.

          (e) Not Under Services Agreement. The exercise by Sprint PCS of its right under this Section 11.6.3 does not represent services rendered under the Services Agreement, and therefore it does not allow Manager to be deemed in compliance with the Program Requirements under Sections 7.1(a)(ii), 8.1(b).

          11.6.4 Sprint PCS' Action for Damages or Other Relief. Sprint PCS may seek damages or other appropriate relief in accordance with the dispute resolution process in Section 14.

     11.7 Determination of Entire Business Value.

          11.7.1 Appointment of Appraisers. Sprint PCS and Manager must each designate an independent appraiser within 30 days after giving the Purchase Notice under Exhibit 11.8. Sprint PCS and Manager will direct the two appraisers to jointly select a third appraiser within 15 days after the day the last of them is appointed. Each appraiser must be an expert in the valuation of wireless telecommunications businesses. Sprint PCS and Manager must direct the three appraisers to each determine, within 45 days after the appointment of the last appraiser, the Entire Business Value. Sprint PCS and Manager will each bear the costs of the appraiser appointed by it, and they will share equally the costs of the third appraiser.

          11.7.2 Manager's Operating Assets. The following assets are included in the Operating Assets (as defined in the Schedule of Definitions):

          (a) network assets, including all personal property, real property interests in cell sites and switch sites, leasehold interests, collocation agreements, easements, and rights of way;

          (b) all of the real, personal, tangible and intangible property and contract rights that Manager owns and uses in conducting the business of providing the Sprint PCS Products and Services, including the goodwill resulting from Manager's customer base;

          (c) sale and distribution assets primarily dedicated (i.e., at least 80% of their revenue is derived from the sale of Sprint PCS Products and Services) to the sale by Manager of Sprint PCS Products and Services. For example, a retail store that derives at least 80% of its revenue from the sale of Sprint PCS Products and Services is an operating asset. A store that derives 65% of its revenue from Sprint PCS Products and Services is not an operating asset;

          (d) customers, if any, that use both the other products and services approved under Section 3.2 and the Sprint PCS Products and Services;

          (e) handset inventory;

          (f) books and records of the wireless business, including all engineering drawings and designs and financial records;

          (g) all contracts used by Manager in operating the wireless business including TI service agreements, service contracts, interconnection agreements, distribution agreements, software license agreements, equipment maintenance agreements, sales agency agreements and contracts with all equipment suppliers.

          11.7.3 Entire Business Value. Utilizing the valuation principles set forth below and in Section 11.7.4, "Entire Business Value" means the fair market value of Manager's wireless business in the Service Area, valued on a going concern basis.

          (a) The fair market value is based on the price a willing buyer would pay a willing seller for the entire on-going business.

          (b) The appraisers will use the then-current customary means of valuing a wireless telecommunications business.

          (c) The business is conducted under the Brands and existing agreements between the parties and their respective Related Parties.

          (d) Manager owns the Disaggregated License (in the case where Manager will be buying the Disaggregated License under Sections 11.2.1.2, 11.2.2.2,
11.5.2 or. 11.6.2) or Manager owns the spectrum and the frequencies actually used by Manager under this agreement (in the case where Sprint PCS will be buying the Operating Assets under Sections 11.2.1.1, 11.2.2.1, 11.5.1 or 11.6.1).

          (e) The valuation will not include any value for the business represented by Manager's Products and Services or any business not directly related to Sprint PCS Products and Services.

          11.7.4 Calculation of Entire Business Value. The Entire Business Value to be used to determine the purchase price of the Operating Assets or the Disaggregated License under this agreement is as follows:

          (a) If the highest fair market value determined by the appraisers is within 10% of the lowest fair market value, then the Entire Business Value used to determine the purchase price under this agreement will be the arithmetic mean of the three appraised fair market values.

          (b) If two of the fair market values determined by the appraisers are within 10% of one another, and the third value is not within 10% of the other fair market values, then the Entire Business Value used to determine the purchase price under this agreement will be the arithmetic mean of the two more closely aligned fair market values.

          (c) If none of the fair market values is within 10% of the other two fair market values, then the Entire Business Value used to determine the purchase price under this agreement will be the middle value of the three fair market values.

     11.8 Closing Terms and Conditions. The closing terms and conditions for the transactions contemplated in this Section 11 are attached as Exhibit 11.8.,

     11.9 Contemporaneous and Identical Application. The parties agree that any action regarding renewal or non-renewal and any Event of Termination will occur contemporaneously and identically with respect to all Licenses. For example, if Manager exercises its purchase right under Section 11.5.2, it must exercise such right with respect to all of the Licenses under this agreement. The Term of this agreement will be the same for all Licenses; Manager will not be permitted to operate a portion of the Service Area Network with fewer than all of the Licenses.

           12. BOOKS AND RECORDS; CONFIDENTIAL INFORMATION; INSURANCE

     12.1 Books and Records.

          12.1.1 General. Each party must keep and maintain books and records to support and document any fees, costs, expenses or other charges due in connection with the provisions set forth in this agreement. The records must be retained for a period of at least 3 years after the fees, costs, expenses or other charges to which the records relate have accrued and have been paid, or such other period as may be required by law.

          12.1.2 Audit. On reasonable advance notice, each party must provide access to appropriate records to the independent auditors selected by the other party for purposes of auditing the amount of fees, costs, expenses or other charges payable in connection with the Service Area with respect to the period audited. The auditing party will conduct the audit no more frequently than annually. If the audit shows that Sprint PCS was underpaid then, unless the amount is contested, Manager will pay to Sprint PCS the amount of the underpayment within 10 Business Days after Sprint PCS gives Manager written notice of the determination of the underpayment. If the audit determines that Sprint PCS was overpaid then, unless the amount is contested, Sprint PCS will pay to Manager the amount of the overpayment within 10 Business Days after Sprint PCS determines Sprint PCS was overpaid.

     Notwithstanding the above provisions of this Section 12.1.2, Sprint PCS may elect to have its own independent auditors certify to the accuracy of the charges with respect to Manager, rather than allow Manager's independent auditors access to Sprint PCS' records.

          12.1.3 Contesting an Audit. If the party that did not select the independent auditor does not agree with the findings of the audit, then such party can contest the findings by providing notice of such disagreement to the other party (the "Dispute Notice"). The date of delivery of such notice is the "Dispute Notice Date." If the parties are unable to resolve the disagreement within 10 Business Days after the Dispute Notice Date, they will resolve the disagreement in accordance with the following procedures.

     The two parties and the auditor that conducted the audit will all agree on an independent certified public accountant with a regional or national accounting practice in the wireless telecommunications industry (the "Arbiter") within 15 Business Days after the Dispute Notice Date. If, within 15 Business Days after the Dispute Notice Date, the three parties fail to agree on the Arbiter, then at the request of either party to this agreement, the Arbiter will be selected pursuant to the rules then in effect of the American Arbitration Association. Each party will submit to the Arbiter within 5 Business Days after its selection and engagement all information reasonably requested by the Arbiter to enable the Arbiter to independently resolve the issue that is the subject of the Dispute Notice. The Arbiter will make its own determination of the amount of fees, costs, expenses or other charges payable under this agreement with respect to the period audited. The Arbiter will issue a written report of its determination in reasonable detail and will deliver a copy of the report to the parties within 10 Business Days after the Arbiter receives all of the information reasonably requested. The determination made by the Arbiter will be final and binding and may be enforced by any court having jurisdiction. The parties will cooperate fully in assisting the Arbiter and will take such actions as are necessary to expedite the completion of and to cause the Arbiter to expedite its assignment.

     If the amount owed by a contesting party is reduced by more than 10% or the amount owed to a contesting party is increased by more than 10% then the non-contesting party will pay the costs and expenses of the Arbiter, otherwise the contesting party will pay the costs and expenses of the Arbiter.

     12.2 Confidential Information.

          (a) Except as specifically authorized by this agreement, each of the parties must, for the Term and 3 years after the date of termination of this agreement, keep confidential, not disclose to others and use only for the purposes authorized in this agreement, all Confidential Information disclosed by the other party to the party in connection with this agreement, except that the foregoing obligation will not apply to the extent that any Confidential
Information:

               (i) is or becomes, after disclosure to a party, publicly known by any means other than through unauthorized acts or omissions of the party or its agents; or

               (ii) is disclosed in good faith to a party by a third party entitled to make the disclosure.

          (b) Notwithstanding the foregoing, a party may use, disclose or authorize the disclosure of Confidential Information that it receives that:

               (i) has been published or is in the public domain, or that subsequently comes into the public domain, through no fault of the receiving party;

               (ii) prior to the effective date of this agreement was properly within the legitimate possession of the receiving party, or subsequent to the effective date of this agreement, is lawfully received from a third party having rights to publicly disseminate the Confidential Information without any restriction and without notice to the recipient of any restriction against its further disclosure;

               (iii) is independently developed by the receiving party through persons or entities who have not had, either directly or indirectly, access to or knowledge of the Confidential Information;

               (iv) is disclosed to a third party  consistent  with the terms of
          the  written   approval  of  the  party   originally   disclosing  the
          information;

               (v) is required by the receiving party to be produced under order of a court of competent jurisdiction or other similar requirements of a governmental agency, and the Confidential Information will otherwise continue to be Confidential Information required to be held confidential for purposes of this agreement;

               (vi) is required by the receiving party to be disclosed by applicable law or a stock exchange or association on which the receiving party's securities (or those of its Related Parties) are or may become listed; or

               (vii) is disclosed by the receiving party to a financial institution or accredited investor (as that term is defined in Rule 501(a) under the Securities Act of 1933) that is considering providing financing to the receiving party and which financial institution or accredited investor has agreed to keep the Confidential Information confidential in accordance with an agreement at least as restrictive as this Section 12.

          (c) Notwithstanding the foregoing, Manager authorizes Sprint PCS to disclose to the public in public relations announcements and regulatory filings Manager's identity and the Service Area to be developed and managed by Manager.

          (d) The party making a disclosure under Sections 12.2(b)(v), 12.2(b)(vi) or 12.2(b)(vii) must inform the disclosing party as promptly as is reasonably necessary to enable the disclosing party to take action to, and use the party's reasonable best efforts to, limit the disclosure and maintain confidentiality to the extent practicable.

          (e) Manager will not, except when serving in the capacity of Manager under this agreement, use any Confidential Information of any kind that it receives under or in connection with this agreement. For example, if Manager operates a wireless company in a different license area, Manager may not use any of the Confidential Information received under or in connection with this agreement in operating the other wireless business.

     12.3 Insurance

          12.3.1 General. During the term of this agreement, Manager must obtain and maintain, and will cause any subcontractors to obtain and maintain, with financially reputable insurers licensed to do business in all jurisdictions where any work is performed under this agreement and who are reasonably acceptable to Sprint PCS, the insurance described in the Sprint PCS Insurance Requirements. The Sprint PCS Insurance Requirements as of the date of this agreement are attached as Exhibit 12.3. Sprint PCS may modify the Sprint PCS Insurance Requirements as is commercially reasonable from time to time by delivering to Manager a new Exhibit 12.3.

          12.3.2 Waiver of Subrogation. Manager must look first to any insurance in its favor before making any claim against Sprint PCS or Sprint, and their respective directors, officers, employees, agents or representatives for recovery resulting from injury to any person (including Manager's or its subcontractor's employees) or damage to any property arising from any cause, regardless of negligence. Manager does hereby release and waive to the fullest extent permitted by law, and will cause its respective insurers to waive, all rights of recovery by subrogation against Sprint PCS or Sprint, and their respective directors, officers, employees, agents or representatives.

          12.3.3 Certificates of Insurance. Manager and all of its subcontractors, if any, must, as a material condition of this agreement and prior to the commencement of any work under and any renewal of this agreement, deliver to Sprint PCS a certificate of insurance, satisfactory in form and content to Sprint PCS, evidencing that the above insurance, including waiver of subrogation, is in force and will not be canceled or materially altered without first giving Sprint PCS at least 30 days prior written notice and that all coverages are primary to any insurance carried by Sprint PCS, its directors, officers, employees, agents or representatives.

     Nothing contained in this Section 12.3.3 will limit Manager's liability to Sprint PCS, its directors, officers, employees, agents or representatives to the limits of insurance certified or carried.

                               13. INDEMNIFICATION
                               -------------------

     13.1 Indemnification by Sprint PCS. Sprint PCS agrees to indemnify, defend and hold harmless Manager, its directors, managers, officers, employees, agents and representatives from and against any and all claims, demands, causes of action, losses, actions, damages, liability and expense, including costs and reasonable attorneys' fees, against Manager, its directors, managers, officers, employees, agents and representatives arising from or relating to the violation by Sprint PCS of any law, regulation or ordinance applicable to Sprint PCS or by Sprint PCS' breach of any representation, warranty or covenant contained in this agreement or any other agreement between Sprint PCS or its Related Parties and Manager or its Related Parties except where and to the extent the claim, demand, cause of action, loss, action, damage, liability and/or expense results solely from the negligence or willful misconduct of Manager.

     13.2 Indemnification by Manager. Manager agrees to indemnify, defend and hold harmless Sprint PCS and Sprint, and their respective directors, managers, officers, employees, agents and representatives from and against any and all claims, demands, causes of action, losses, actions, damages, liability and expense, including costs and reasonable attorneys' fees, against Sprint PCS or Sprint, and their respective directors, managers, officers, employees, agents and representatives arising from or relating to Manager's violation of any law, regulation or ordinance applicable to Manager, Manager's breach of any representation, warranty or covenant contained in this agreement or any other agreement between Manager or its Related Parties and Sprint PCS and its Related Parties, Manager's ownership of the operating assets or the operation of the Service Area Network, or the actions or failure to act of any of Manager's contractors, subcontractors, agents, directors, managers, officers, employees and representatives of any of them in the performance of any work under this agreement, except where and to the extent the claim, demand, cause of action, loss, action, damage, liability and expense results solely from the negligence or willful misconduct of Sprint PCS or Sprint, as the case may be.

     13.3 Procedure.

          13.3.1 Notice. Any party being indemnified ("Indemnitee") will give the party making the indemnification ("Indemnitor") written notice as soon as practicable but no later than 5 Business Days after the party becomes aware of the facts, conditions or events that give rise to the claim for indemnification if:

          (a) Any claim or demand is made or liability is asserted against Indemnitee; or

          (b) Any suit, action, or administrative or legal proceeding is instituted or commenced in which Indemnitee is involved or is named as a defendant either individually or with others.

     Failure to give notice as described in this Section 13.3.1 does not modify the indemnification obligations of this provision, except if Indemnitee is harmed by failure to provide timely notice to Indemnitor, then Indemnitor does not have to indemnify Indemnitee for the harm caused by the failure to give the timely notice.

          13.3.2 Defense by Indemnitor. If within 30 days after giving notice Indemnitee receives written notice from Indemnitor stating that Indemnitor disputes or intends to defend against the claim, demand, liability, suit, action or proceeding, then Indemnitor will have the right to select counsel of its choice and to dispute or defend against the claim, demand, liability, suit, action or proceeding, at its expense.

     Indemnitee will fully cooperate with Indemnitor in the dispute or defense so long as Indemnitor is conducting the dispute or defense diligently and in good faith. Indemnitor is not permitted to settle the dispute or claim without the prior written approval of Indemnitee, which approval will not be unreasonably withheld. Even though Indemnitor selects counsel of its choice, Indemnitee has the right to retain additional representation by counsel of its choice to participate in the defense at Indemnity's sole cost and expense.

          13.3.3 Defense by Indemnitee. If no notice of intent to dispute or defend is received by Indemnitee within the 30-day period, or if a diligent and good faith defense is not being or ceases to be conducted, Indemnitee has the right to dispute and defend against the claim, demand or other liability at the sole cost and expense of Indemnitor and to settle the claim, demand or other liability, and in either event to be indemnified as provided in this Section
13.3.3. Indemnitee is not permitted to settle the dispute or claim without the prior written approval of Indemnitor, which approval will not be unreasonably withheld.

          13.3.4 Costs. Indemnitor's indemnity obligation includes reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Indemnitee from the first notice that any claim or demand has been made or may be made, and is not limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable under applicable workers' compensation acts, disability benefit acts, or other employee benefit acts.

                             14. DISPUTE RESOLUTION
                             ----------------------

     14.1 Negotiation. The parties will attempt in good faith to resolve any dispute arising out of or relating to this agreement promptly by negotiation between or among representatives who have authority to settle the controversy. Either party may escalate any dispute not resolved in the normal course of business to the appropriate (as determined by the party) officers of the parties by providing written notice to the other party.

     Within 10 Business Days after delivery of the notice, the appropriate officers of each party will meet at a mutually acceptable time and place, and thereafter as often as they deem reasonably necessary, to exchange relevant information and to attempt to resolve the dispute.

     Either party may elect, by giving written notice to the other party, to escalate any dispute arising out of or relating to the determination of fees that is not resolved in the normal course of business or by the audit process set forth in Sections 12.1.2 and 12.1.3, first to the appropriate financial or accounting officers to be designated by each party. The designated officers will meet in the manner described in the preceding paragraph. If the matter has not been resolved by the designated officers within 30 days after the notifying party's notice, either party may elect to escalate the dispute to the appropriate (as determined by the party) officers in accordance with the prior paragraphs of this Section 14.1.

     14.2 Unable to Resolve. If a dispute has not been resolved within 60 days after the notifying party's notice, either party may continue to operate under this agreement and sue the other party for damages or seek other appropriate remedies as provided in this agreement. If, and only if, this agreement does not provide a remedy (as in the case of Sections 3.4 and 4.5, where the parties are supposed to reach an agreement), then either party may give the other party written notice that it wishes to resolve the dispute or claim arising out of the parties' inability to agree under such Sections of this agreement by using the arbitration procedure set forth in this Section 14.2. Such arbitration will occur in Kansas City, Missouri, unless the parties otherwise mutually agree, with the precise location being as agreed upon by the parties or, absent such agreement, at a location in Kansas City, Missouri selected by Sprint PCS. Such arbitration will be conducted pursuant to the procedures prescribed by the Missouri Uniform Arbitration Act, as amended from time to time, or, if none, pursuant to the rules then in effect of the American Arbitration Association (or at any other place and by any other form of arbitration mutually acceptable to the parties). Any award rendered in such arbitration will be confidential and will be final and conclusive upon the parties, and a judgment on the award may be entered in any court of the forum, state or federal, having jurisdiction. The expenses of the arbitration will be borne equally by the parties to the arbitration, except that each party must pay for and bear the cost of its own experts, evidence, and attorneys' fees.

     The parties must each, within 30 days after either party gives notice to the other party of the notifying party's desire to resolve a dispute or claim under the arbitration procedure in this Section 14.2, designate an independent arbitrator, who is knowledgeable with regard to the wireless telecommunications industry, to participate in the arbitration hearing. The two arbitrators thus selected will select a third independent arbitrator, who is knowledgeable with regard to the wireless telecommunications industry, who will act as chairperson of the board of arbitration. If, within 15 days after the day the last of the two named arbitrators is appointed, the two named arbitrators fail to agree upon the third, then at the request of either party, the third arbitrator shall be selected pursuant to the rules then in effect of the American Arbitration Association. The three independent arbitrators will comprise the board of arbitration, which will preside over the arbitration hearing and will render all decisions by majority vote. If either party refuses or neglects to appoint an independent arbitrator within such 30-day period, the independent arbitrator who has been appointed as of the 31st day after the notifying party's notice will be the sole independent arbitrator and will solely preside over the arbitration hearing. The arbitration hearing will commence no sooner than 30 days after the date the last arbitrator is appointed and no later than 60 days after such date. The arbitration hearing will be conducted during normal working hours on Business Days without interruption or adjournment of more than 2 Business Days at any one time or 6 Business Days in the aggregate.

     The arbitrators will deliver their decision to the parties in writing within 10 days after the conclusion of the arbitration hearing. The arbitration award will be accompanied by findings of fact and a statement of reasons for the decision. There will be no appeal from the written decision, except as permitted by applicable law. The arbitration proceedings, the arbitrators' decision, the arbitration award, and any other aspect, matter, or issue of or relating to the arbitration are confidential, and disclosure of such confidential information is an actionable breach of this agreement.

     Notwithstanding any other provision of this agreement, arbitration will not be required of any issue for which injunctive relief is properly sought by either party.

     14.3 Attorneys and Intent. If an officer intends to be accompanied at a meeting by an attorney, the other party's officer will be given at least 3 Business Days prior notice of the intention and may also be accompanied by an attorney. All negotiations under Section 14.1 are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Civil Procedure and state rules of evidence and civil procedure.

     14.4 Tolling of Cure Periods. Any cure period under Section 11.3 that is less than 90 days will be tolled during the pendency of the dispute resolution process. Any cure period under Section 11.3 that is 90 days or longer will not be tolled during the pendency of the dispute resolution process.

                       15. REPRESENTATIONS AND WARRANTEES
                       ----------------------------------

     Each party for itself makes the following representations and warranties to the other party:

     15.1 Due Incorporation or Formation; Authorization of Agreements. The party is either a corporation, limited liability company, or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Manager is qualified to do business and in good standing in every jurisdiction in which the Service Area is located. The party has the full power and authority to execute and deliver this agreement and to perform its obligations under this agreement.

     15.2 Valid and Binding Obligation. This agreement constitutes the valid and binding obligation of the party, enforceable in accordance with its terms, except as may be limited by principles of equity or by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

     15.3 No Conflict; No Default. Neither the execution, delivery and performance of this agreement nor the consummation by the party of the transactions contemplated in this agreement will conflict with, violate or result in a breach of (a) any law, regulation, order, writ, injunction, decree, determination or award of any governmental authority or any arbitrator, applicable to such party, (b) any term, condition or provision of the articles of incorporation, certificate of limited partnership, certificate of organization, bylaws, partnership agreement or limited liability company agreement (or other governing documents) of such party or of any material agreement or instrument to which such party is or may be bound or to which any of its material properties or assets is subject.

     15.4 Litigation. No action, suit, proceeding or investigation is pending or, to the knowledge of the party, threatened against or affecting the party or any of its properties, assets or businesses in any court or before or by any governmental agency that could, if adversely determined, reasonably be expected to have a material adverse effect on the party's ability to perform its obligations under this agreement. The party has not received any currently effective notice of any default that could reasonably be expected to result in a breach of the preceding sentence.

                            16. REGULATORY COMPLIANCE
                            -------------------------

     16.1 Regulatory Compliance. Manager will construct, operate, and manage the Service Area Network in compliance with applicable federal, state, and local laws and regulations, including Siting Regulations. Nothing in this Section 16.1 will limit Manager's obligations under Section 2.2 and the remainder of this
Section 16. Manager acknowledges that failure to comply with applicable federal, state, and local laws and regulations in its construction, operation, and management of the Service Area Network may subject the parties and the License to legal and administrative agency actions, including forfeiture penalties and actions that affect the License, such as license suspension and revocation, and accordingly, Manager agrees that it will cooperate with Sprint PCS to maintain the License in full force and effect.

     Manager will write and implement practices and procedures governing construction and management of the Service Area Network in compliance with Siting Regulations. Manager will make its Siting Regulations practices and procedures available upon request to Sprint PCS in the manner specified by Sprint PCS for its inspection and review, and Manager will modify those Siting Regulations practices and procedures as may be requested by Sprint PCS. Every six months, and at the request of Sprint PCS, Manager will provide a written certification from one of Manager's chief officers that Manager's Service Area Network complies with Siting Regulations. Manager's first certification of compliance with Siting Regulations will be provided to Sprint PCS six months after the date of this agreement.

     Manager will conduct an audit and physical inspection of its Service Area Network at the request of Sprint PCS to confirm compliance with Siting Regulations, and Manager will report the results of the audit and physical inspection to Sprint PCS in the form requested by Sprint PCS. Manager will bear the cost of Siting Regulations compliance audits and physical inspections requested by Sprint PCS.

     Manager will retain for 3 years records demonstrating compliance with Siting Regulations, including compliance audit and inspection records. Manager will make those records available upon request to Sprint PCS for production, inspection, and copying in the manner specified by Sprint PCS. Sprint PCS will bear the cost of production, inspection, and copying.

     16.2 FCC Compliance. The parties agree to comply with all applicable FCC rules governing the License or the Service Area Network and specifically agree as follows:

          (a) The party billing a customer will advise the customer that service is provided over spectrum licensed to Sprint PCS. Neither Manager nor Sprint PCS will represent itself as the legal representative of the other before the FCC or any other third party, but will cooperate with each other with respect to FCC matters concerning the License or the Service Area Network.

          (b) Sprint PCS will use commercially reasonable efforts to maintain the License in accordance with the terms of the License and all applicable laws, policies and regulations and to comply in all material respects with all other legal requirements applicable to the operation of the Sprint PCS Network and its business. Sprint PCS has sole responsibility, except as specifically provided otherwise in Section 2.2, for keeping the License in full force and effect and for preparing submissions to the FCC or any other relevant federal, state or local authority of all reports, applications, interconnection agreements, renewals, or other filings or documents. Manager must cooperate and coordinate with Sprint PCS to comply with regulatory regulations, with cooperation and coordination must include, without limitation, the provision to Sprint PCS of all information that Sprint PCS deems necessary to comply with the regulatory requirements. Manager must refrain from taking any action that could impede Sprint PCS from fulfilling its obligations under the preceding sentence, and must not take any action that could cause Sprint PCS to forfeit or cancel the License.

          (c) Sprint PCS and Manager are familiar with Sprint PCS' responsibility under the Communications Act of 1934, as amended, and applicable FCC rules. Nothing in this agreement is intended to diminish or restrict Sprint PCS' obligations as an FCC Licensee and both parties desire that this agreement and each party's obligations under this agreement be in compliance with the FCC rules.

          (d) Nothing in this agreement will preclude Sprint PCS from permitting or facilitating resale of Sprint PCS Products and Services to the extent required or elected under applicable FCC regulations. Manager will take the actions necessary to facilitate Sprint PCS' compliance with FCC regulations. To the extent permitted by applicable regulations, sprint PCS will not authorize a reseller that desires to sell services and products in only the Service Area to resell Sprint PCS wholesale products and services, unless Manager agrees in advance to such sales.

          (e) If a change in FCC policy or rules makes it necessary to obtain FCC consent for the implementation, continuation or further effectuating of any term or provision of this agreement, Sprint PCS will use all commercially reasonable efforts diligently to prepare, file and prosecute before the FCC all petitions, waivers, applications, amendments, rule-making comments and other related documents necessary to secure and/or retain FCC approval of all aspects of this agreement. Manager will use commercially reasonable efforts to provide to Sprint PCS any information that Sprint PCS may request from Manager with respect to any matter involving Sprint PCS, the FCC, the License, the Sprint PCS Products and Services or any other products and services approved under Section
3.2. Each party will bear its own costs of preparation of the documents and prosecution of the actions.

          (f) If the FCC determines that this agreement is inconsistent with the terms and conditions of the License or is otherwise contrary to FCC policies, rules and regulations, or if regulatory or legislative action subsequent to the date of this agreement alters the permissibility of this agreement under the FCC's rules or other applicable law, rules or regulations, then the parties must use best efforts to modify this agreement as necessary to cause this agreement (as modified) to comply with the FCC policies, rules, regulations and applicable law and to preserve to the extent possible the economic arrangements set forth in this agreement.

     16.3 Marking and Lighting. Manager will conform to applicable FAA standards when Siting Regulations require marking and lighting of Manager's Service Area Network cell sites. Manager will cooperate with Sprint PCS in reporting lighting malfunctions as required by Siting Regulations.

     16.4 Regulatory Notices. Manager will, within 2 Business Days after its receipt, give Sprint PCS written notice of all oral and written communications it receives from regulatory authorities (including but not limited to the FCC, the FAA, state public service commissions, environmental authorities, and historic preservation authorities) and complaints respecting Manager's construction, operation, and management of the Service Area Network that could result in actions affecting the License as well as written notice of the details respecting such communications and complaints, including a copy of any written material received in connection with such communications and complaints. Manager will cooperate with Sprint PCS in responding to such communications and complaints received by Manager. Sprint PCS has the right to respond to all such communications and complaints, with counsel and consultants of its own choice. If Sprint PCS chooses to respond to such communications and complaints, Manager will not respond to them without the consent of Sprint PCS, and Manager will pay the costs of Sprint PCS' responding to such communications and complaints, including reasonable attorneys' and consultants' fees, investigation costs, and all other reasonable costs and expenses incurred by Sprint PCS.

     16.5 Regulatory Policy-Setting Proceedings. Manager will not intervene in or otherwise participate in a rulemaking, investigation, inquiry, contested case, or similar regulatory policy setting proceedings before a regulatory authority concerning the License or construction, operation, and management of the Service Area Network and the Sprint PCS business operated using the Service Area Network.

                             17. GENERAL PROVISIONS
                             ----------------------

     17.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this agreement must be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested), sent by hand or overnight courier, or sent by facsimile (with acknowledgment received and a copy sent by overnight courier), charges prepaid and addressed as described on the Notice Address Schedule attached to the Master Signature Page, or to any other address or number as the person or entity may from time to time specify by written notice to the other parties.

     All notices and other communications given to a party in accordance with the provisions of this agreement will be deemed to have been given when received.

     17.2 Construction. This agreement will be construed simply according to its fair meaning and not strictly for or against either party.

     17.3 Headings. The table of contents, section and other headings contained in this agreement are for reference purposes only and are not intended to describe, interpret, define, limit or expand the scope, extent or intent of this agreement.

     17.4 Further Action. Each party agrees to perform all further acts and execute, acknowledge, and deliver any documents that may be reasonably necessary, appropriate, or desirable to carry out the intent and purposes of this agreement.

     17.5 Counterpart Execution. This agreement may be executed in any number of counterparts with the same effect as if both parties had signed the same document. All counterparts will be construed together and will constitute one agreement.

     17.6 Specific Performance. Each party agrees with the other party that the party would be irreparably damaged if any of the provisions of this agreement were not performed in accordance with their specific terms and that monetary damages alone would not provide an adequate remedy. Accordingly, in addition to any other remedy to which the non-breaching party may be entitled, at law or in equity, the non-breaching party will be entitled to injunctive relief to prevent breaches of this agreement and specifically to enforce the terms and provisions of this agreement,

     17.7 Entire Agreement; Amendments. The provisions of this agreement, the Services Agreement and the Trademark License Agreements (including the exhibits to those agreements) set forth the entire agreement and understanding between the parties as to the subject matter of this agreement and supersede all prior agreements, oral or written, and other communications between the parties relating to the subject matter of this agreement. Except for Sprint PCS' right to amend the Program Requirements in accordance with Section 9.2 and its right to unilaterally modify and amend certain other provisions as expressly provided in this agreement, this agreement may be modified or amended only by a written amendment signed by persons or entities authorized to bind each party and, with respect to the sections set forth on the signature page for Sprint, the persons or entities authorized to bind Sprint.

     17.8 Limitation on Rights of Others. Except as set forth on the signature page for Sprint, nothing in this agreement, whether express or implied, will be construed to give any person or entity other than the parties any legal or equitable right, remedy or claim under or in respect of this agreement.

     17.9 Waivers.

          17.9.1 Waivers - General. The observance of any term of this agreement may be waived (whether generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce the term, but any waiver is effective only if in a writing signed by the party against which the waiver is to be asserted. Except as otherwise provided in this agreement, no failure or delay of either party in exercising any power or right under this agreement will operate as a waiver of the power or right, nor will any single or partial exercise of any right or power preclude any other or further exercise of the right or power or the exercise of any other right or power.

          17.9.2 Waivers - Managers. Manager is not in breach of any covenant in this agreement and no Event of Termination will have occurred as a result of the occurrence of any event, if Manager had delegated to Sprint Spectrum under the Services Agreement (or any successor to that agreement) responsibility for taking any action necessary to ensure compliance with the covenant or to prevent the occurrence of the event.

          17.9.3 Force Majeure. Neither Manager nor Sprint PCS, as the case may be, is in breach of any covenant in this agreement and no Event of Termination will have occurred as a result of the occurrence of the event, if such party's non-compliance with the covenant results primarily from:

               (i) any FCC order or any other injunction issued by any governmental authority impeding the party's ability to comply with the covenant;

               (ii) the failure of any governmental authority to grant any consent, approval, waiver, or authorization or any delay on the part of any governmental authority in granting any consent, approval, waiver or authorization;

               (iii) the failure of any vendor to deliver in a timely manner any equipment or services; or

               (iv) any act of God, act of war or insurrection, riot, fire, accident, explosion, labor unrest, strike, civil unrest, work stoppage, condemnation or any similar cause or event not reasonably within the control of such party.

     17.10 Waiver of Jury Trial. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     17.11 Binding Effect. Except as otherwise provided in this agreement, this agreement is binding upon and inures to the benefit of the parties and their respective and permitted successors, transferees, and assigns, including any permitted successor, transferee or assignee of the Service Area Network or of the License. The parties intend that this agreement bind only the party signing this agreement and that the agreement is not binding on the Related Parties of a party unless the agreement expressly provides that Related Parties are bound.

     17.12 Governing Law. The internal laws of the State of Missouri (without regard to principles of conflicts of law) govern the validity of this agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

     17.13 Severability. The parties intend every provision of this agreement to be severable. If any provision of this agreement is held to be illegal, invalid, or unenforceable for any reason, the parties intend that a court enforce the provision to the maximum extent permissible so as to effect the intent of the parties (including the enforcement of the remaining provisions). If necessary to effect the intent of the parties, the parties will negotiate in good faith to amend this agreement to replace the unenforceable provision with an enforceable provision that reflects the original intent of the parties.

     17.14 Limitation of Liability. NO PARTY WILL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, OR LOSS OF PROFITS, ARISING FROM THE RELATIONSHIP OF THE PARTIES OR THE CONDUCT OF BUSINESS UNDER, OR BREACH OF, THIS AGREEMENT, EXCEPT WHERE SUCH DAMAGES OR LOSS OF PROFITS ARE CLAIMED BY OR AWARDED TO A THIRD PARTY IN A CLAIM OR ACTION AGAINST WHICH A PARTY TO THIS AGREEMENT HAS A SPECIFIC OBLIGATION TO INDEMNIFY ANOTHER PARTY TO THIS AGREEMENT.

     17.15 No Assignment; Exceptions.

          17.15.1 General. Neither party will, directly or indirectly, assign this agreement or any of the party's rights or obligations under this agreement without the prior written consent of the other party, except as otherwise specifically provided in this Section 17. Sprint PCS may deny its consent to any assignment or transfer in its sole discretion except as otherwise provided in this Section 17.

     Any  attempted  assignment  of this  agreement in violation of this Section
17.15 will be void and of no effect.

     A party may assign this agreement to a Related Party of the party, except that Manager cannot assign this agreement to a Related Party that is a significant competitor of Sprint, Sprint PCS or their respective Related Parties in the telecommunications business. Except as provided in Section 17.15.5, an assignment does not release the assignor from its obligations under this agreement unless the other party to this agreement consents in writing in advance to the assignment and expressly grants a release to the assignor.

     Except as provided in Section 17.15.5, Sprint PCS must not assign this agreement to any entity that does not also own the License covering the Service Area directly or indirectly through a Related Party. Manager must not assign this agreement to any entity (including a Related Party), unless such entity assumes all rights and obligations under the Services Agreement, the Trademark License Agreements and any related agreements.

          17.15.2 Assignment Right of Manager to Financial Lender. If Manager is no longer able to satisfy its financial obligations and other duties, then Manager has the right to assign its obligations and rights under this agreement to its Financial Lender, if:

          (a) Manager or Financial Lender provides Sprint PCS at least 10 days advance written notice of such assignment;

          (b) Financial Lender cures or commits to cure any outstanding material breach of this agreement by Manager prior to the end of any applicable cure period. If Financial Lender fails to make a timely cure then Sprint PCS may exercise its rights under Section 11;

          (c) Financial Lender agrees to serve as an interim trustee for the obligations and duties of Manager under this agreement for a period not to exceed 180 days. During this interim period, Financial Lender must identify a proposed successor to assume the obligations and rights of Manager under this agreement;

          (d) Financial Lender assumes all of Manager's rights and obligations under the Services Agreement, the Trademark License Agreements and any related agreements; and

          (e) Financial  Lender provides to Sprint PCS advance written notice of
the  proposed   successor  to  Manager  that  Financial  Lender  has  identified

("Successor Notice"). Sprint PCS may give to Financial Lender written notice of Sprint PCS' decision whether to consent to such proposed successor within 30 days after Sprint PCS' receipt of the Successor Notice. Sprint PCS may not unreasonably withhold such consent, except that Sprint PCS is not required to consent to a proposed successor that:

               (i) has, in the past, materially breached prior agreements with Sprint PCS or its Related Parties;

               (ii) is a significant competitor of Sprint PCS or its Related Parties in the telecommunications business;

               (iii) does not meet Sprint PCS' reasonable credit criteria;

               (iv) fails to execute an assignment of all relevant documents related to this agreement including the Services Agreement and the Trademark License Agreements; or

               (v) refuses to assume the obligations of Manager under this Agreement, the Services Agreement, the Trademark License Agreements and any related agreements.

     If Sprint PCS fails to provide a response to Financial Lender within 30 days after receiving the Successor Notice, then the proposed successor is deemed rejected. Any Financial Lender disclosed on the Build-out Plan on Exhibit 2.1 is deemed acceptable to Sprint PCS.

          17.15.3 Change of Control Rights. If there is a Change of Control of Manager, then:

               (a) Manager must provide to Sprint PCS advance written notice detailing relevant and appropriate information about the new ownership interests effecting the Change of Control of Manager.

               (b) Sprint PCS must provide to Manager written notice of its decision whether to consent to or reject the proposed Change of Control within 30 days after its receipt of such notice. Sprint PCS may not unreasonably withhold such consent, except that Sprint PCS is not required to consent to a Change of Control in which:

               (i) the final controlling entity or any of its Related Parties has in the past materially breached prior agreements with Sprint PCS or its Related Parties;

               (ii) the final controlling entity or any of its Related Parties is a significant competitor of Sprint PCS or its Related Parties in the telecommunications business;

               (iii) the final controlling entity does not meet Sprint PCS' reasonable credit criteria;

               (iv) the final controlling entity fails to execute an assignment of all relevant documents related to this agreement including the Services Agreement and the Trademark License Agreements; or

               (v) the final controlling entity or its Related Parties refuse to assume the obligations of Manager under this agreement.

          (c) In the event that Sprint PCS provides notice that it does not consent to the Change of Control, Manager is entitled to either:

               (i) contest such determination pursuant to the dispute resolution procedure in Section 14; or

               (ii) abandon the proposed Change of Control.

          (d) Nothing in this agreement requires Sprint PCS' consent to:

               (i) a public offering of Manager that does not result in a Change of Control (i.e., a shift from one party being in control to no party being in control is not a Change of Control); or

               (ii)  a  recapitalization   or  restructuring  of  the  ownership
          interests of Manager that Manager determines is necessary to:

                    (A) facilitate the  acquisition of commercial  financing and lending arrangements that will support Manager's operations and efforts to fulfill its obligations under this agreement; and

                    (B) does not constitute a Change of Control.

          (e) "Change of Control" means that in any one transaction or series of related transactions occurring during any 365-day period, the ultimate parent entity of the Manager changes. The ultimate parent entity is to be determined using the Hart-Scott-Rodino Antitrust Improvements Act of 1976 rules. A Change of Control does not occur if:

               (i) a party changes the form of its organization without materially changing their ultimate ownership (e.g., converting from a limited partnership to a limited liability company); or

               (ii) one of the owners of the party on the date of this agreement or on the date of the closing of Manager's initial equity offering for purposes of financing its obligations under this agreement ultimately gains control over the party, unless such party is a significant competitor of Sprint PCS or its Related Parties in the telecommunications business.

          17.15.4 Right of First Refusal. Notwithstanding any other provision in this agreement, Manager grants Sprint PCS the right of first refusal described below. If Manager determines it wishes to sell an Offered Interest, upon receiving any Offer to purchase an Offered Interest, Manager agrees to promptly deliver to Sprint PCS an Offer Notice. The Offer Notice is deemed to constitute an offer to sell to Sprint PCS, on the terms set forth in the Offer, all but not less than all of the Offered Interest. Sprint PCS will have a period of 60 days from the date of the Offer Notice to notify Manager that it agrees to purchase the Offered Interest on such terms. If Sprint PCS timely agrees in writing to purchase the Offered Interest, the parties will proceed to consummate such purchase not later than the 180th day after the date of the Offer Notice. If Sprint PCS does not agree within the 60-day period to purchase the Offered Interest, Manager will have the right, for a period of 120 days after such 60th day, subject to the restrictions set forth in this Section 17, to sell to the person or entity identified in the Offer Notice all of the Offered Interest on terms and conditions no less favorable to Manager than those set forth in the Offer. If Manager fails to sell the Offered Interest to such person or entity on such terms and conditions within such 120-day period, Manager will again be subject to the provisions of this Section 17.15.4 with respect to the Offered Interest.

          17.15.5 Transfer of Sprint PCS Network. Sprint PCS may sell, transfer or assign the Sprint PCS Network, including its rights and obligations under this agreement, the Services Agreement and any related agreements, to a third party without Manager's consent so long as the third party assumes the rights and obligations under this agreement and the Services Agreement. Manager agrees that Sprint PCS and its Related Parties will be released from any and all obligations under and with respect to any and all such agreements upon such sale, transfer or assignment in accordance with this Section 17.15.5, without the need for Manager to execute any document to effect such release.

     17.16 Provision of Services by Sprint Spectrum. As described in the Recitals, the party or parties to this agreement that own the Licenses are referred to in this agreement as "Sprint PCS." Sprint Spectrum will provide most or all of the services required to be provided by Sprint PCS under this agreement on behalf of Sprint PCS, other than the services to be rendered by Manager. For example, Sprint Spectrum is the party to the contracts relating to the national distribution network, the roaming and long distance services, and the procurement arrangements. Accordingly, Sprint PCS and Manager will deal with Sprint Spectrum to provide many of the attributes of the Sprint PCS Network.

     17.17 Number Portability. Manager understands that the manner in which customers are assigned to the Service Area Network could change as telephone numbers become portable without any relation to the service area in which they are initially activated. To the extent the relationship between NPA-NXX and the Service Area changes, Sprint PCS will develop an alternative system to attempt to assign customers who primarily live and work in the Service Area to the Service Area. The terms of this agreement will be deemed to be amended to reflect the new system that Sprint PCS develops.

     17.18 Disclaimer of Agency. Neither party by this agreement makes the other party a legal representative or agent of the party, nor does either party have the right to obligate the other party in any manner, except if the other party expressly permits the obligation by the party or except for provisions in this agreement expressly authorizing one party to obligate the other.

     17.19 Independent Contractors. The parties do not intend to create any partnership, joint venture or other profit-sharing arrangement, landlord-tenant or lessor-lessee relationship, employer-employee relationship, or any other relationship other than that expressly provided in this agreement. Neither party to this agreement has any fiduciary duty to the other party.

     17.20 Expense. Each party bears the expense of complying with this agreement except as otherwise expressly provided in this agreement. The parties must not allocate any employee cost or other cost to the other party, except as otherwise provided in the Program Requirements or to the extent the parties expressly agree in advance to the allocation.

     17.21 General Terms. (a) This agreement is to be interpreted in accordance with the following rules of construction:

               (i) The definitions in this agreement apply equally to both the singular and plural forms of the terms defined unless the context otherwise requires.

               (ii) The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation".

               (iii) All references in this agreement to Sections and Exhibits are references to Sections of, and Exhibits to, this agreement, unless otherwise specified; and

               (iv) All references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any corresponding provisions of successor statutes or regulations), unless the context otherwise requires.

          (b) Any reference in this agreement to a "day" or number of "days" (without the explicit qualification of "Business") is a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and the calendar day is not a Business Day, then the action or notice may be taken or given on the next Business Day.

     17.22 Conflicts with Other Agreements. The provisions of the Management Agreement govern over those of the Services Agreement if the provisions contained in this agreement conflict with analogous provisions in the Services Agreement. The provisions of each Trademark License Agreement governs over those of this agreement if the provisions contained in this agreement conflict with analogous provisions in a Trademark License Agreement.

     17.23 Announced Transaction. Sprint Enterprises, L.P., TCI Telephony Services, Inc., Comcast Telephony Services and Cox Telephony Partnership have executed a Restructuring and Merger Agreement and related agreements that provide for restructuring the ownership of Sprint Spectrum L.P., SprintCom, Inc., PhillieCo Partners I,. L.P., and Cox Communications PCS, L.P. Upon consummation of the transactions contemplated by those agreements, Sprint would control each of the four entities. While Sprint and Sprint PCS anticipate the proposed transactions will be consummated, there can be no assurances.

     17.24 Additional Terms and Provisions. Certain additional and supplemental terms and provisions of this agreement, if any, are set forth in the Addendum to Sprint PCS Management Agreement attached hereto and incorporated herein by this reference. Manager represents and warrants that the Addendum also describes all existing contracts and arrangements (written or verbal) that relate to or affect the rights of Sprint PCS or Sprint under this agreement (e.g., agreements relating to long distance telephone services (Section 3.4) or backhaul and transport services (Section 3.7)).

     17.25 Master Signature Page. Each party agrees that it will execute the Master Signature Page that evidences such party's agreement to execute, become a party to and be bound by this agreement, which document is incorporated herein by this reference.

                                   SPRINT PCS

                              MANAGEMENT AGREEMENT


                                     BETWEEN


                              SPRINT SPECTRUM L.P.


                                 SPRINTCOM, INC.


                                       AND


                                HORIZON, PERSONAL

                              COMMUNICATIONS, INC.






                                  JUNE 8, 1998



                        CONFIDENTIAL TREATMENT REQUESTED

     Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed Separately With The Securities and Exchange Commission.

                                 ADDENDUM I
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT



MANAGER:          HORIZON PERSONAL COMMUNICATIONS, INC.

SERVICE AREA:     ATHENS, OH BTA
                  CHARLESTON WV BTA
                  CHILLICOTHE, OH BTA
                  HUNTINGTON, WV - ASHLAND KY BTA
                  PARKERSBURG, WV - MARIETTA, OH BTA
                  PORTSMOUTH, OH BTA
                  ZANESVILLE - CAMBRIDGE, OH BTA

     This  Addendum  contains  certain  additional  and  supplemental  terms and provisions of that certain Sprint PCS Management Agreement (the "MANAGEMENT AGREEMENT") entered into contemporaneously with and by the same parties as this Addendum. The terms and provisions of this Addendum control, superseded and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

     Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in that certain Schedule of Definitions executed contemporaneously with and by the same parties as this Addendum. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

     The Management Agreement is modified as follows:

     1. TRANSITION PERIOD. Because Manager is already operating a wireless communications business in the Service Area under the "Horizon" brand name, the parties agree to a "TRANSITION PERIOD" under the following terms:

          (a) The Transition Period will commence upon the execution of the Management Agreement by the parties and will continue until December 7, 1998, unless on or before that date the parties agree in writing that Manager is meeting all Program Requirements or the parties extend the Transition Period (in either case, the Transition Period ends on the date set forth above or in such written instrument).

                                          [***] CONFIDENTIAL TREATMENT REQUESTED


          (b) During the Transition Period the network seemlessness required in the Management Agreement is limited to a roaming relationship between the parties. The terms of such roaming relationship will be consistent with the terms of the roaming agreement that currently exists between the parties, except with [***]. During the TransitionPeriod, Manager will not be required to meet the Program Requirements contained in the Management Agreement; however, Manager will, during the Transition Period, exercise commercially reasonable efforts to prepare its operations to become compliant with the Program Requirements.

          (c) During the Transition Period, Manager will continue to operate the Service Area Network under the "Horizon" brand name, utilizing the transitional branding guidelines to be set forth in the Trademark License Agreements (i.e., a tag-line of "A Sprint PCS Network Member").

          (d) During the Transition Period only, the reference in Section 10.1.1 to 92% is changed to 100%.

          (d) Upon termination of the Transition Period, any roaming agreements or other agreements entered into by the parties to facilitate Manager's transition during the Transition Period will automatically terminate, and the terms and conditions of the Management Agreement will become effective in those situations.

     2. POST TRANSITION PERIOD CO-BRANDING. After the Transition Period, Manager may utilize the co-branding conventions to be described in the Trademark License Agreements for Manager's brand for the Term of the Management Agreement (i.e., a tag-line of "Horizon Is A Sprint PCS Network Partner", using the Horizon logo).

     3. MANAGER'S EXISTING SERVICE OFFERINGS. Sprint PCS agrees that current local exchange, paging, Internet access, long distance and IMTS service offerings of Manager or its Related Parties, as currently branded, do not violate any provision of the Management Agreement. This approval does not, however, represent approval of any changes to such offerings that do not comply with the Management Agreement.

     4. BUILD-OUT PLAN. Sprint PCS, pursuant to Section 2.1, approves Manager's Build-out Plan as detailed in Exhibit 2.1 to the Management Agreement. Sprint PCS agrees that its approval of modifications, additions and expansions of the Build-Out Plan will not be unreasonably withheld or delayed.

     5. COMPLIANCE WITH REGULATORY RULES. The following sentence replaces the fourth sentence of Section 2.2: "Manager must ensure that Sprint PCS is notified in writing of all contact after the date of this agreement by a regulatory agency, including but not limited to the FCC, with Manager or Manager's site acquisition company regarding any filing."

                                          [***] CONFIDENTIAL TREATMENT REQUESTED


     6. EXCLUSIVITY. In Section 2.3, the phrase "wireless mobility communications network" shall have the meaning of a radio communications system operating in the 1900 MHz spectrum range under the rules designated as subpart E of Part 24 of the FCC's rules.

     7. MANAGER'S RIGHT OF FIRST REFUSAL FOR NEW AREA BUILD-OUT. For purposes of
Section 2.5, Sprint PCS agrees that it will not propose any New Area, and thus will not give Manager a written notice regarding a New Area during the first two years after the effective date of the Management Agreement.

     8. MICROWAVE RELOCATION. Sprint PCS will bear all costs associated with clearing spectrum under Section 2.7. The last sentence of Section 2.7 is deleted.

     9. EXISTING IXC SERVICES ARRANGEMENT. Sprint PCS agrees that Manager's existing exclusive arrangement and associated right of first refusal for wireless long distance telephony services with Cincinnati Bell Long Distance will not violate Section 3.4 if and so long as Manager provides its own switching services. Manager agrees that after the earliest date which such exclusive  arrangement may expire,  Manager will conform to the  requirements of
Section 3.4. Manager agrees that if Sprint PCS or any of its Related Parties provides switching services for Manager, the requirements of Section 3.4 described above will not be waived.

     10. VOLUNTARY RESALE OF PRODUCTS AND SERVICE. The next to the last sentence of the first paragraph of Section 3.5.2 is amended to read: "If Sprint PCS chooses to offer a voluntary resale product, it will adopt a commercially reasonable program that will be a Program Requirement under this agreement and that addresses the manner in which Manager and Other Managers interact with the resellers and in which the Manager will be compensated."

     11. NON-COMPETITION. The phrase "and Related Parties" is deleted from the second paragraph under Section 3.6. The phrase "or its Related Parties" is deleted from Section 3.6(b) and the term "Manager" is substituted for the phrase "Manager's Related Parties" in Section 3.6(b). However, if a Related Party of Manager offers a product or service of a significant competitor of Sprint PCS or its Related Parties in the telecommunications business, then Manager may not allow such Related Party of Manager to offer any Sprint PCS Products or Services.

     12. EXISTING BACKHAUL CONTRACTS. Sprint PCS agrees that Manager's existing contracts for backhaul and transport services do not violate Section 3.7 of the Management Agreement. Manager agrees to allow such contracts to expire or otherwise terminate at the earliest possible date, after which date Manager will conform to the requirements of Section 3.7.

     13. SPRINT PCS ROAMING AND INTER SERVICE AREA PROGRAM REQUIREMENTS. The following sentence is added at the end of Exhibit 4.3: "The reciprocal fee permitted for Inter Service Area usage when Sprint PCS customers travel within the seven BTAs listed on the first page of this Addendum and when customers with

                                          [***] CONFIDENTIAL TREATMENT REQUESTED


NPA-NXX's assigned to the Service Area travel into the Sprint PCS Cincinnati or Columbus markets, will be [***], subject to adjustment by mutual agreement of the parties on an annual basis beginning in February, 1999, including Manager's unilateral right to revert to the fee(s) contained in the then current Exhibit 4.3."

     14. USE OF BRANDS. The following is inserted as Section 5.1(e): "(e) Sprint and Sprint Spectrum agree to provide Manager with the use of the Brands during the Term of this agreement under the terms of the Trademark License Agreements."

     15. IN-TERRITORY ADVERTISING AND PROMOTION. The following sentence is added at the end of Section 6.2: "Any such cooperative advertising arrangements will be commercially reasonable and will consistently applied to Sprint PCS and to manager and the Other Managers."

     16. CONFORMANCE TO SPRINT PCS TECHNICAL PROGRAM REQUIREMENTS. The first sentence of Section 7.1(b) is replaced by the following sentence: "Manager must demonstrate to Sprint PCS' reasonable satisfaction that Manager has complied with the Sprint PCS Technical Program Requirements prior to connecting the Service Area Network to the rest of the Sprint PCS Network."

     17. ESTABLISHMENT OF SPRINT PCS TECHNICAL PROGRAM REQUIREMENTS. The following parenthetical is deleted from the last sentence of Section 7.2:
"(subject to change in accordance with Section 7.3)".

     18. EXISTING NETWORK RF DESIGN COMPLIANCE. Sprint PCS agrees that as of the effective date of this Addendum, Manager's existing wireless communications network, which will become part of the Service Area Network, is substantially in compliance with the RF design specifications contained in Exhibit 7.2. Sprint PCS agrees that Manager's existing cell sites and switching location, if built to generally accepted construction standards in the wireless industry, will be deemed in compliance with the applicable construction standards contained in the Sprint PCS Technical Program Requirements.

     19. AMENDMENTS TO PROGRAM REQUIREMENTS. The following phrase is added to the end of the first sentence in Section 9.2(c): "and the service area networks of Other Managers that are similar in size and scope to Manager's Service Area." The second sentence of Section 9.2(c) is amended by replacing the phrase "Sprint PCS may provide" with the phrase "Sprint PCS will provide".

     20. MANAGER'S RIGHT TO REQUEST REVIEW OF CHANGES. The reference in Section 9.3(b) [***]. The following sentence is added to the end of
Section 9.3: "For purposes of the above calculations, the additional cost resulting from a proposed Program Requirement change will be added to the additional cost incurred (or to be incurred) by Manager with respect to any other Program Requirement changes that were announced within 12 months prior to the current proposed change.

     21. SPRINT PCS' RIGHT TO IMPLEMENT CHANGES. The word "incremental" is inserted between the words "any" and "revenue" in Section 9.4.

                                          [***] CONFIDENTIAL TREATMENT REQUESTED


     22. UNIVERSAL SERVICE FUNDS. Section 10.1.2 is revised to provide that federal and state subsidy funds pertaining to services provided or to be provided in the Service Area [***].

     22. UNIVERSAL SERVICE FUNDS. Section 10.1.2 is revised to provide that federal and state subsidy funds pertaining to services provided or to be provided in the Service Area [***].

     23. REVENUES FROM OF SALE OF MANAGER'S PRODUCTS AND SERVICE. The following is added as a new Section 10.4(b)(vi): "Manager will be entitled to 100% of all revenues received by Sprint PCS with respect to sales of Manager's Products and Services."

     24. TERM.  Section 11.1 is modified to provide for a 10 year Initial  Term.
Section 11.2 is modified to provide for 4 successive 10-year automatic renewal periods, unless at least 2 years prior to the commencement of any renewal period either party notifies the other party in writing that it does not wish to renew the Management Agreement.

     25. DISAGGREGATED LICENSE TRANSFER APPLICATION. Within one year prior to the expiration of the term of the License, upon Manager's request received no later than 60 days prior to the expiration of the License, Sprint PCS will use commercially reasonable efforts to file an application for FCC approval to transfer the Disaggregated License from Sprint PCS to Manager or a Related Party of Manager. Manager agrees to promptly reimburse Sprint PCS for all legal and other costs associated with the development, filing and prosecution of such application. Such application will request advance approval only for the Disaggregated License transfer, and will not constitute Sprint PCS' intention to transfer the Disaggregated License. If Sprint PCS elects not to renew the License upon its expiration and the FCC approves such application for transfer, then upon Manager's request, Sprint PCS will use commercially reasonable efforts to transfer the Disaggregated License to Manager or its designated Related Party prior to the License expiration, in accordance with the terms of Section 11.2.1 and 11.2.2, as amended.

     26. NON-RENEWAL RIGHTS. If the Management Agreement terminates because of the events described in Sections 11.2.2(a) through 11.2.2(e), then with respect to the Athens, Chillicothe, Huntington - Ashland, Parkersburg - Marietta, and Zanesville - Cambridge BTAs, Manager may exercise its rights under Section
11.2.1.2 with respect to all, but not fewer than all, of the Disaggregated Licenses; however, if Manager gives Sprint PCS written notice of its desire to not exercise such rights within 5 Business Days (30 Business Days in the case of 11.2.2(d)) following the occurrence of the relevant triggering event, then Sprint PCS may exercise its rights under Section 11.2.2 with respect to the Operating Assets and Disaggregated Licenses for such BTAs. If no such notice is received by Sprint PCS, Manager's rights will be deemed exercised.

     27. SPRINT PCS' RIGHTS AND REMEDIES UPON CHARLESTON BTA BUILD-OUT BREACH. Upon a material breach by Manager solely of its Build-out Plan obligations for the Charleston BTA under Section 11.3.3, Sprint PCS' rights and remedies under
Section 11.6 can be applied only to the Licenses and Operating Assets relating to such BTA.

     28. EFFECT OF AN EVENT OF TERMINATION. The following phrase is added to the end of the last sentence of Section 11.4(d): ", provided, however, that Manager's advertising through mass media or bulk mailings will not be considered a solicitation of Sprint PCS customers."

     29. ENTIRE BUSINESS VALUE. Section 11.7.3(c) is amended to read as follows:
"The valuation will assume that the business is to continue to be conducted under the Brands and the existing agreements between the parties and their respective Related Parties." The following phrase is added at the beginning of
Section 11.7.3(d): "The valuation will assume that".

     30. AUDIT. In the first sentence of the second paragraph of Section 12.1.2 the following phrase is inserted following the term "independent auditors" and before the phrase "the accuracy": "conduct the review of Sprint PCS' records and issue a report to Sprint PCS and Manager regarding".

     31. INDEMNIFICATION BY SPRINT PCS. The following language is added between the words "Related Parties" and the word "except" in Section 13.1: ", or the actions or failure to act of any of Sprint PCS' contractors, subcontractors, agents, directors, managers, officers, employees and representatives of any of them in the performance of this agreement."

     32. TOLLING OF THE CURE PERIOD. Section 14.4 is amended to read as follows:
"Any cure period under Section 11.3 that is 90 days or less will be tolled during the pendency of the dispute resolution period. Any cure period under
Section 11.3 that is longer than 90 days will not be tolled during the pendency of the dispute resolution process."

     33. DUE INCORPORATION OR FORMATION. The word "Manager" is replaced with the words "The party" in the second sentence of Section 15.1.

     34. FCC COMPLIANCE.  The following  sentence  replaces the last sentence of
Section 16.2(e): "Sprint PCS will bear the costs of preparation of the documents and prosecution of the actions."

     35.  REGULATORY  NOTICES.  The  following  two  sentences  replace the last sentence of Section 16.4: "If Sprint PCS chooses to respond to such communications and complaints, Manager will not respond to them without the consent of Sprint PCS. Sprint PCS will bear the cost of responding to any such communications and complaints unless (1) such response is primarily the result of Manager acts or omissions that constitute negligence, willful misconduct, or breach of any provision of this agreement, or (2) if Manager's response is not requested by Sprint PCS."

     36. SPRINT PCS LICENSES. A new Section 16.6, bearing the heading "SPRINT PCS LICENSES.", is added to the agreement, and such Section 16.6 reads as follows: "Sprint represents and warrants the following to Manager: Sprint PCS is the holder of the full right, title and interest in and to the Licenses. Sprint PCS complied with the FCC's rules and regulations before, during and after the auction which awarded the Licenses, and has paid its full winning bid amount to the FCC with respect to the purchase of the Licenses. The FCC order granting the Licenses has become final. The Licenses are in full force and effect and are not subject to any petition to deny or other legal challenge or claim. Except for an investigation of the FCC's PCS broadband spectrum auctions by the Department of Justice, and requests related to this investigation by the Department of Justice pursuant to which Sprint PCS has provided certain documents and other information, there is no pending or, to Sprint PCS' knowledge, threatened action, lawsuit, proceeding or investigation which relates in any way to the Licenses or which seeks the termination, modification or material impairment of the Licenses.

     37. NO  ASSIGNMENT;  EXCEPTIONS.  Sprint PCS agrees  that for  purposes  of
Section  17.15.2(e)(ii),   17.15.3(b)(ii),  and  17.15.3(e)(ii),  AllTel,  which
currently owns 20% of Manager will not be considered a "significant competitor of Sprint PCS or its Related Parties in the telecommunications business" unless AllTel is merged into or becomes controlled by a significant competitor of Sprint PCS or its Related Parties in the telecommunications business.

     38. RIGHT OF FIRST REFUSAL. Section 17.15.4 is hereby deleted in its entirety. Manager agrees to give Sprint PCS written notice in the event that Manager has determined to seek to sell all or a substantial portion of the Operating Assets. Manager acknowledges that it must comply with the other subsections of Section 17.15.

     39. TRANSFER OF SPRINT PCS NETWORK. The word "assumes" is replaced by the words "simultaneously acquires" in Section 17.15.5.

     40. TRANSFER OF SPRINT PCS NETWORK. Sprint PCS agrees to not transfer to unrelated third parties the Licenses in one or a series of sand alone transactions during the Term of the Management Agreement. This does not preclude Sprint PCS from transferring Licenses as part of a larger transaction as permitted in Section 17.15.5 (i.e., national or regional license transfer transactions); provided, however, that Sprint PCS will not transfer any of the Licenses as part of a national or regional license transfer unless the transferee complies with the requirements of Section 17.15.5.

     41. NUMBER PORTABILITY. The following sentence replaces the second sentence of Section 17.17; "To the extent the relationship between NPA-NXX and the Service Area changes, Sprint will develop a commercially reasonable alternative system to attempt to assign customers who primarily live and work in the Service Area to the Service Area, in a manner which preserves the economic benefits of the agreement."

     42. DEFINITION OF MANAGER'S PRODUCTS AND SERVICES. The definition of "Manager's Products and Services" in the Schedule of Definitions is amended to read as follows: "Manager's Products and Services means all types and categories of wireless communications services and associated products that are offered by Manager in the Service Area pursuant to Section 3.2 of the Management Agreement."

     43. DEFINITION OF "OPERATING ASSETS". The definition of "Operating Assets" in the Schedule of Definitions is amended to remove the phrase "or its Related Parties" as such phrase appears throughout said definition. The following sentence is added after the second sentence in the definition of "Operating Assets" in the Schedule of Definitions: "Operating Assets does include any contracts or agreements between Manager and its Related Parties which are necessary to operate the Service Area Network.

     44. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The word "five" is replaced by the word "three" in Section 1.9.11 to Exhibit 11.8. The parties acknowledge that, if Sprint PCS is the seller of the Disaggregated License, Sprint PCS will make customary representations regarding the License and that the License is free and clear of all security interests, liens and other encumbrances of any nature.

     45. NONCOMPETE. Section 1.15 to Exhibit 11.8 is deleted.

     46. BUILD-OUT PLAN EXPANSION. Manager agrees to complete its coverage from Cambridge, Ohio north on Interstate 77 to the Cleveland MTA boundary and east on Interstate 70 to the Pittsburgh MTA boundary within a reasonable time period of when both parties decide it is commercially reasonable to connect networks.

     47. SELECTED SERVICES. The parties agree that Manager's designation of Selected Services, in accordance with Exhibit 2.1.2 to the Services Agreement, will be determined by Manager after the effective date of the Services Agreement, but such determination will in no case be made later than 45 days prior to the expiration of the Transition Period, as described in this Addendum.

     48. UNRESOLVED SERVICE AGREEMENT DISPUTE. The following phrase at the end of Section 7.2of the Services Agreement is deleted: ", except neither party may bring a suit for damages based on an event that occurs during the first two years of this agreement."

     49. RIGHT TO ASSIGN LICENSE AGREEMENTS. The following language is added at the end of the sentence in Section 14.1 of both Trademark License Agreements: ", unless such assignment is simultaneous to an assignment of the Management Agreement that is permitted under the Management Agreement."

     50. DEFINITION OF "RTFC". For purpose of this Addendum, "RTFC" means Rural Telephone Finance Cooperative.

     51. EXTEND TERM AS INTERIM TRUSTEE. Section 17.15.2 is modified to add the following:

          (a) If RTFC, during its 180-day term as interim trustee under Section 17.15.2(c), acts in accordance with the terms of the Management Agreement, Services Agreement, Trademark License Agreements, and any related agreements, and acts diligently and in good faith to find a successor to Manager acceptable to Sprint PCS, then Sprint PCS will not unreasonably withhold a request by RTFC to extend its term as interim trustee for up to an additional 180 days.

          (b) If Sprint  PCS  rejects a  proposed  successor  to  Manager  under
Section 17.15.2(e) within the last 90 days of the 180-day interim trustee period under Section 17.15.2(c), RTFC may continue to serve as interim trustee until 90 days after Sprint PCS gives RTFC notice of such rejection. If Sprint PCS rejects another proposed successor, RTFC may continue to serve as interim trustee for an additional 90-day period beginning the date Sprint PCS gives RTFC notice of the rejection.

     52. RTFC DEBT. If Sprint PCS purchases the Operating Assets under Sections 11.2.1.1., 11.2.2.1, 11.5.1 or 11.6.1, Sprint PCS agrees either to (a) repay the amount owed by Manager to RTFC directly attributable to the Service Area Network and reflected on Manager's financial records, or (b) subject to a satisfactory credit review by RTFC, assume the debt to RTFC described in (a) of this paragraph.

     53. NOTICE OF EVENT OF TERMINATION. Sprint PCS will give RTFC notice of an Event of Termination via facsimile to the following address:

              Rural Telephone Finance Cooperative
              Woodland Park
              2201 Cooperative Way
              Herndon, Virginia  20171-3025
              Attention:        Chief Executive Officer
              Facsimile:        703-709-6776

     54. LOCK BOX ACCOUNTS.

          (A) EVENT OF TERMINATION. If Manager purchases the Disaggregated License from Sprint PCS under Sections 11.2.1.2, 11.2.2.2, 11.5.2 or 11.6.2, the purchase agreement will set forth the procedure for the orderly transfer to Manager effective the closing date of the lock box account or, if such transfer is impractical for commercially reasonable reasons, the procedure for the daily transfer to Manager of funds received in the lock box account to which Manager is entitled. Such procedure will include a procedure for periodic true-ups to provide Manager and Sprint PCS with the amounts to which each is entitled.

          (B) SPRINT PCS BANKRUPTCY. Sprint PCS will in good faith investigate the alternatives and consider RTFC's desire for Manager to obtain an interest in the lock box account that will provide Manager with direct access to any funds in such account to which Manager is entitled upon the occurrence of an Event of Termination under Section 11.3.7 caused by the Voluntary Bankruptcy or Involuntary Bankruptcy of Sprint PCS. If Sprint PCS determines in its sole discretion that any such arrangement is commercially unreasonable or is unacceptable to Sprint PCS' lenders, Sprint PCS is not required to alter such accounts as requested by Manager.


            [The remainder of this page is intentionally left blank.]


                        CONFIDENTIAL TREATMENT REQUESTED

     Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed Separately With The Securities and Exchange Commission.



                                   ADDENDUM II
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT

MANAGER:         Horizon Personal Communications, Inc.

SERVICE AREA:    Athens, OH BTA
                 Charleston, WV BTA
                 Chillicothe, OH BTA
                 Huntington, WV - Ashland, KY BTA
                 Parkersburg, WV - Marietta, OH BTA
                 Portsmouth, OH BTA
                 Zanesville - Cambridge, OH BTA
                 Danville, VA BTA
                 Lynchburg, VA BTA
                 Martinsville, VA BTA
                 Roanoke, VA BTA
                 Staunton-Waynesboro, VA BTA
                 Bluefield, VA BTA
                 Beckley, WV BTA
                 Kingsport, Johnson City, Bristol, TN BTA
                 Williamson-Pikeville, WV BTA
                 Logan, WV BTA
                 Cumberland, MD BTA
                 Fairmont, WV BTA
                 Morgantown, WV BTA
                 Clarksburg, WV BTA
                 Cincinnati, OH BTA (counties of Adams, Brown, Highland, Mason)
                 Canton-New Philadelphia, OH BTA (Coshocton County only)
                 Charlottesville, VA BTA

     This Addendum II (this "ADDENDUM"), dated as of August 12, 1999, contains certain additional and supplemental terms and provisions to that certain Sprint PCS Management Agreement entered into as of June 8, 1998, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I, entered into as of June 8, 1998 (the Management Agreement, as amended by Addendum I, being the "MANAGEMENT Agreement"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

     Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections of, and Exhibits to, the Management Agreement, unless otherwise noted.

     The Management Agreement is modified as follows:

1.   NETWORK SERVICES AGREEMENT.

     (a) Sprint PCS has reviewed that certain Network Services Agreement (the "NETWORK SERVICES AGREEMENT"), dated as of even date herewith, among Manager, West Virginia PCS Alliance, L.C. and Virginia PCS Alliance, L.C. (together with West Virginia PCS Alliance, L.C., the "ALLIANCES") and upon the execution of all of the following agreements: this Addendum; the Assignment, between Sprint PCS, Manage and the Alliances; the Sprint PCS Build-Out Agreement, between Sprint PCS and the Alliances (the "BUILD-OUT AGREEMENT"); and the Amendment to Intercarrier Roamer Service Agreement, among WirelessCo, L.P. and various other parties, including the Alliances), Sprint PCS consents to the Manager's execution of, and performance under, the Network Services Agreement.

     (b) Manager agrees that it will not amend or modify the Network Services Agreement or give any waivers for performance thereunder, in either case in a manner that would materially impact Manager's ability to comply with the terms and conditions of the Management Agreement, without the prior written consent of Sprint PCS, which consent will not be unreasonably withheld. Manager will provide Sprint PCS with 30 days prior written notice of any amendment, modification or waiver under the Network Services Agreement, except that Sprint PCS will use commercially reasonable efforts to respond within a shorter time period than 30 days if requested by Manager.

2. MODIFICATIONS TO MANAGEMENT AGREEMENT RESULTING FROM NETWORK SERVICES AGREEMENT. The following provisions in this Section 2 shall remain in effect only during the term of the Network Services Agreement.

     (a)  BUILD-OUT OBLIGATIONS.

          (i) So long as the Network Services Agreement is in effect and both parties thereto are in material compliance with all terms of the Network Services Agreement, Manager may rely on the Network Services Agreement to meet Manager's build-out requirement for the following BTAs:

                         Danville,   VA   BTA
                         Lynchburg,   VA  BTA
                         Martinsville, VA BTA
                         Roanoke,    VA   BTA
                         Staunton-Waynesboro, VA BTA
                         Bluefield, VA BTA

                         Beckley,  WV BTA
                         Charleston,  WV, BTA
                         Huntington, WV-Ashland,  KY  BTA
                         Williamson-Pikeville,
                         WV BTA Logan, WV BTA
                         Cumberland,  MD  BTA
                         Fairmont,   WV   BTA
                         Morgantown,  WV  BTA
                         Clarksburg, WV BTA
                         Charlottesville,  VA
                         BTA   (collectively,
                         the      "ALLIANCES'
                         SERVICE AREA").

               To the extent Manager builds out its Service Area Network in a BTA in a manner that causes the termination of the Network Services Agreement with respect to such BTA, instead of reselling the Alliances' wireless service, such BTA will be deleted from the definition of Alliances' Services Area.

          (ii) Except as expressly provided herein, nothing in this Addendum relieves Manager of its obligations to complete the build-out of its Service Area Network in accordance with the Build-Out Schedule attached to this Addendum as Exhibit 2.1. If, for any reason, the Alliances decline or are unable to meet the build-out schedule set forth in Exhibit 2.1 for the Alliances' Service Area, Horizon agrees to build out Manager's Network in the Alliances' Service Area in accordance with Exhibit 2.1, except as set forth in this Section 2.

          (iii)Manager represents and warrants that it has a commitment from the Alliances that the Alliances will build-out a network in the following markets (the "INITIAL MARKETS") on or before the date set forth in Exhibit 2.1:

               (A)  Bluefield, VA BTA; and (B) Beckley, WV BTA.

          (iv) Manager will require the Alliances, on or prior to February 1, 2001 to decide whether to build-out a network in the following markets (the "SUBSEQUENT MARKETS"):

               (A)  Williamson-Pikeville, WV BTA;
               (B)  Logan, WV BTA; and
               (C)  Cumberland, MD BTA.

               If the Alliances decline to build any Subsequent Markets, Manager will complete the build-out of the Service Area Network in such declined Subsequent Markets on or before February 1, 2002. If Manager fails to complete such build-out prior to February 1, 2002, Sprint PCS may terminate the Management Agreement in accordance with Section 11.3.3, except that Manager shall have no cure period.

          (v) If the Alliances commit to build-out any Initial Markets or Subsequent Markets, but subsequently either (A) the Alliances notify Manager that they no longer intend to build-out in any such Markets or (B) Manager determines that it is unreasonable to expect that the Alliances can complete the build-out of any such Markets within the prescribed schedule, then:

               (X) If the event described in (A) above occurs, Manager must complete the build-out of such Markets by the later of the date set forth in Exhibit 2.1 or the date that is 12 months after the date Manager receives notice from the Alliances; or

               (Y) If the event described in (B) above occurs, Manager must complete the build-out of such Markets by the later of the date set forth in Exhibit 2.1 or the date that is 12 months after the date Manager makes such determination (which completion date can not be later than 6 months after the date set forth in Exhibit 2.1).

               If Manager fails to complete such build-out prior to the dates set forth in (X) and (Y) above, Sprint PCS may terminate the Management Agreement in accordance with Section 11.3.3, except that Manager shall have no cure period.

     (b)  OBLIGATIONS NOT RELATED TO TIMING OF SERVICE AREA NETWORK BUILD-OUT.

          (i) If the Network Services Agreement is terminated resulting from a breach by the Alliances either (A) for all markets within the Alliances' Service Area or (B) for less than all markets within the Alliances' Service Area, then:

               (X) If the event described in (A) above occurs, Manager will use its best efforts to complete its build-out of all Markets by the later of the date set forth in Exhibit 2.1 or the date that is 18 months after the date the Network Services Agreement is terminated; or

               (Y) If the event described in (B) above occurs, Manager will use its best efforts to complete its build-out of such terminated Markets by the later of the date set forth in
                    Exhibit 2.1 or the date that is 12 months after the date the Network Services Agreement is terminated with respect to any Market.

               If there is an existing breach of the Management Agreement and Sprint PCS, in its sole discretion, determines that Manager may not complete the cure of such breach during the time periods set forth above, Sprint PCS may exercise its cure rights pursuant to
               Section 11.6.3 of the Management Agreement with respect to one or more Markets. Horizon will not be obligated to cure any breach for which a cure is undertaken by Sprint PCS.

               If, after using its best efforts, Manager fails to complete such build-out on or before the dates set forth in (X) and (Y) above and Sprint PCS does not exercises its cure rights pursuant to
               Section 11.6.3 of the Management Agreement, Manager will be in breach of the Management Agreement pursuant to Section 11.3.3 of the Management Agreement and, in the event Sprint PCS delivers a notice of termination, Manager shall have the cure rights set forth in such Section.

          (ii) If Manager breaches the Network Services Agreement and the Alliances terminates such agreement, Sprint PCS may terminate the Management Agreement in accordance with Section 11.3.3, except that Manager shall have no cure period. Sprint PCS may not terminate the Management Agreement for a breach by Manager if the Alliances waive such breach.

     (c)  BUILD-OUT OF NEW COVERAGE AREAS.

          (i) If, pursuant to Section 2.5 of the Management Agreement, Sprint PCS requests that Manager build out a New Area within the Alliances' Service Area, Manager will follow the procedures set forth in Section 7.4.4 of the Network Services Agreement to seek the Alliances' agreement to build out such New Area.

          (ii) In the event that the Alliances fail or refuse, within 60 days of notice by Manager, to deliver a written commitment to provide such build-out, Manager shall have the right to build out such New Area pursuant to Section 7.4.4 of the Network Services Agreement.

          (iii)In the event that Manager fails to declines either (A) to deliver a written commitment to provide such build-out within 30 days of notice by the Alliances or (B) to complete such build-out within the timeframe set forth in Sprint PCS' original request, Sprint PCS shall have the build-out right provided in the third paragraph of Section 2.5 of the Management Agreement.

     (d) EXTENT OF BUILD-OUT BY HORIZON. In any circumstance where Horizon is required to build or overbuild a network in a market in its Service Area, such build-out will be substantially the same as or exceed the geographic coverage of the then-current network built out by the Alliances.

     (e) PRESERVATION OF SPRINT PCS LICENSES. If, as of June 30, 2001 (i) Sprint PCS has not obtained from the FCC a modification or clarification of what constitutes a "showing of substantial service" for purposes of determining Sprint PCS' buildout requirements, as set forth in 47 C.F.R. Section 24.203(b) (the "Buildout Requirements"), which modification or clarification obviates the requirement for any additional buildout of Sprint PCS' licenses in the "Alliances' Service Area" (as defined below) or (ii) if additional buildout is required and, in Sprint PCS' discretion, the Alliances are not reasonably expected to complete the buildout of additional carrier necessary for Sprint PCS to meet the Buildout Requirements in the Alliances' Service Area by June 30, 2002, then Sprint PCS will notify Manager and Manager, at its expense, will buildout such additional carriers as are needed to meet Sprint PCS' Buildout Requirements by June 30, 2002; provided, however, that Sprint PCS will use reasonable efforts to ensure that the Alliances will complete the buildout as needed to meet Sprint PCS' Buildout Requirements. If Manager fails to complete the buildout of such additional carriers by such date, Sprint PCS may terminate the Management Agreement in accordance with Section 11.3.3, except that Manager shall have no cure period. Sprint PCS agrees to use commercially reasonable efforts to obtain such clarification or modification from the FCC.

     (f) RIGHT OF LAST OFFER FOR BACKHAUL AND TRANSPORT SERVICES. Except to the extent that Manager is constructing a Service Area Network in the Alliances' Service Area, the provisions of Section 3.7 of the Management Agreement shall only be applicable if Sprint PCS obtains the consent of the Alliances, which consent may be withheld in the Alliances' sole discretion.

     (g) SPRINT PCS ROAMING AND INTER SERVICE AREA PROGRAM. Section 13 of Addendum I is deleted in its entirety. However, to the extent that Sprint PCS, using commercially reasonable efforts, has the technical capability to implement the following provision, the following sentence will be added at the end of Exhibit 4.3: "When (i) customers with NPA-NXX's assigned to Richmond, VA and Washington, D.C./Baltimore, MD markets travel within the Charlottesville, VA BTA;
          (ii) customers with NPA-NXX's assigned to Charlottesville, VA BTA travel onto the Sprint PCS network in the Richmond, VA and Washington, D.C./Baltimore, MD markets; (iii) customers with NPA-NXX's assigned to the Cincinnati and Columbus, OH BTAs travel within the Service Area BTAs of Athens, OH; Chillicothe, OH; Parkersburg, WV; Portsmouth, OH and Zanesville-Cambridge, OH; and (iv) customers with NPA-NXX's

                                          [***] CONFIDENTIAL TREATMENT REQUESTED


          assigned to the Service Area BTAs of Athens, OH; Chillicothe, OH; Parkersburg, WV; Portsmouth, OH and Zanesville-Cambridge, OH travel onto the Sprint PCS network in the Cincinnati and Columbus, OH BTAs, the reciprocal fee permitted for Inter Service Area usage will be [***], subject to adjustment by mutual agreement of the parties on an annual basis beginning in February 2000."

     (h) RIGHTS OF INSPECTION. Sprint PCS has the right to accompany Manager on any inspections of the Alliances' facilities in the Alliances' Service Area as permitted by Section 9.1 of the Network Services Agreement.

     (i) FUTURE AMENDMENTS TO PROGRAM REQUIREMENTS. Except to the extent that Manager is constructing a Service Area Network in the Alliances' Service Area, upon receipt of notice from Sprint PCS of its decision to amend any of the Program Requirements that relate to the network in the Alliances' Service Area, Manager will follow the procedures set forth in Section 7.4.1 of the Network Services Agreement.

     (j) SPRINT PCS' RIGHT TO IMPLEMENT CHANGES. Except to the extent that Manager is constructing a Service Area Network in the Alliances'
          Service Area, the provisions of Section 9.4 of the Management Agreement shall only apply if Sprint PCS obtains the consent of the Alliances, which consent may be withheld in the Alliances' sole discretion.

     (k) LICENSE. Nothing in this Addendum or the Management Agreement is intended, or shall be construed, to give Manager a right to acquire any spectrum owned by Sprint PCS for any BTA within the Alliances' Service Area (the "ALLIANCE'S SERVICE AREA LICENSES"); provided, however, that upon completion by Manager of a Service Area Network in a BTA within the Alliances' Service Area, Horizon may acquire the License for such BTA as provided in Article 11 of the Management Agreement.

     (l) EBV DETERMINATION. For purposes of Section 11.7 of the Management Agreement, if the Network Services Agreement is assigned to Sprint PCS, the appraisers shall consider the value of the assignment of the Network Services Agreement in determining the Entire Business Value if the Network Services Agreement is assignable by Manager without the Alliances' consent.

     3. EXPANSION OF SERVICE AREA. The parties agree to expand the definition of Service Area to include the Alliances Service Area; Adams, Coshocton, Green and Highland Counties, Ohio; and Mason County, Kentucky.

     4. REVISED BUILD-OUT PLAN. Exhibit 2.1 attached to this Addendum supersedes and replaces in its entirety Exhibit 2.1 attached to the Management Agreement.

     5. MICROWAVE RELOCATION. With respect to BTAs that were added to the scope of the Management Agreement after the initial execution of such Agreement on June 8, 1998, Manager agrees that, upon receipt of an invoice by Sprint PCS, Manager will pay one-half of any expenses incurred by Sprint PCS after the date of this Addendum, under either the Management Agreement or the Build-Out Agreement, for the relocation of any microwave paths in such BTAs.

     6. FINANCING. The work "and" is inserted between the words "thereto" and "before" in the last sentence of Section 1.7.

     7. LONG-DISTANCE PRICING.

          (a) The first sentence of Section 3.4 is deleted in its entirety and replaced by the following language:

               Upon the  earlier to occur of (i) the  termination  of  Manager's contract with Cincinnati Bell Long Distance and (ii) earliest date that Manager's contract with Cincinnati Bell Long Distance may expire, Manager must purchase long-distance telephony services from Sprint through Sprint PCS both (i) to provide long-distance telephony service to users of the Sprint PCS Network and (ii) to connect the Service Area Network with the national platforms used by Sprint PCS to provide services to Manager under the agreement and/or the Services Agreement. Sprint will bill Sprint PCS for such services rendered to Sprint PCS, Manager and all Other Managers, and in turn, Sprint PCS will bill Manager for the services used by Manager. Manager will be charged the same price for such long-distance service as Sprint PCS is charged by Sprint (excluding interservice area long distance travel rates) plus an additional administrative fee to cover Sprint PCS' processing costs.

          (b) The following sentence is added as a second paragraph in Section 3.4:

               Manager may not resell the long-distance telephony services acquired from Sprint under this Section 3.4.

     8. RIGHT OF LAST OFFER. Section 3.7 is modified by adding the following language:

          "(other than backhaul services relating to national platform and IT application connections, which Manager must purchase from Sprint)" both between (i) "Service Area Network" and "if Manager decides to use" in the first sentence of the first paragraph and (ii) "for these services" and "and the agreement was not made" in the first sentence of the second paragraph.

     9. NON-TERMINATION OF AGREEMENT. The following language is added to the end of Section 11.5.3 and Section 11.6.4:

          "but such action does not terminate this agreement."

     10. ANNOUNCED TRANSACTIONS. Section 17.23 is deleted in its entirety.

     11. FEDERAL CONTRACTOR COMPLIANCE. A new Section 17.26, the text of which is attached as Exhibit A, is added and incorporated by this reference. When and to the extent required by applicable law, Manager will comply with the requirements of this Section 17.26.

     12.  PAYMENT OF FEES UNDER  SERVICES  AGREEMENT.  The  second  sentence  of
Section 3.1 of the Services Agreement is deleted in its entirety and replaced by the following two sentences:

          Except with respect to fees paid for billing-related services, the monthly charge for any fees based on the number of subscribers of the Service Area Network will be determined based on the number of subscribers as of the 15th day of the month for which the charge is being calculated. With respect to fees paid for billing-related services, the monthly charge for any fees based on the number of subscribers will be based on the number of gross activations in the month for which the charge is being calculated plus the number of subscribers of the Service Area Network on the last day of the prior calendar month.

     13. CHARLOTTESVILLE, VA BTA. After the second anniversary of the date of this Agreement, Sprint PCS and Manager agree to discuss the future of the Charlottesville, VA BTA. After such discussions, Sprint PCS shall have the option of (a) permitting Manager to continue to cover such BTA under the Network Services Agreement or (b) requiring the overbuild of such BTA in accordance with the Network Services Agreement. Sprint PCS will exercise such option through a written notice to Manager. If Sprint PCS elects the overbuild option, Manager shall elect, by giving written notice to Sprint PCS within 60 days of receipt of such notice, whether (a) to overbuild itself pursuant to the Network Services Agreement or (b) to decline to overbuild. If Manager declines to overbuild, Sprint PCS shall have the right to overbuild, and the BTA will be removed from the Service Area no sooner than 12 months after receipt of notice from Manager. At the time that the BTA is removed from the Service Area, Sprint PCS will purchase Manager's subscriber base in the BTA, by paying Manager a purchase price to be negotiated by Manager and Sprint PCS at that time. If the parties are unable to agree on such purchase price within 60 days after the BTA is removed from the Service Area, the parties will determine the purchase price using the arbitration process set forth in Section 14.2 of the Management Agreement. If Manager elects to overbuild, Manager and Sprint PCS will determine a mutually acceptable build out schedule which will in no event be less than 12 months or more than 18 months after delivery of Manager's notice to Sprint PCS.

     14.   COUNTERPARTS.   This   Addendum  may  be  executed  in  one  or  more
counterparts, each of which is an original and all of which together constitute one and the same agreement.


           [The remainder of this page was intentionally left blank.]

                          SIGNATURE PAGE TO ADDENDUM II

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Addendum as of the date first above written.


                                 SPRINTCOM, INC.


                                 By:_______________________________________
                                       Name:_______________________________
                                       Title:______________________________


                                 SPRINT SPECTRUM L.P.


                                By:_______________________________________
                                       Name:_______________________________
                                       Title:______________________________


                                 HORIZON PERSONAL
                                 COMMUNICATIONS, INC.


                                By:_______________________________________
                                       Name:_______________________________
                                       Title:______________________________


                                 SPRINT COMMUNICATIONS
                                 COMPANY, L.P.


                                By:_______________________________________
                                       Name:_______________________________
                                       Title:______________________________

                                    EXHIBIT A

     SECTION 17.26. FEDERAL CONTRACTOR COMPLIANCE. (1) The Manager will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Manager will take affirmative action to ensure that applicants are employed, and that employees are treated during employment without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following:
Employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Manager agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided setting forth the provisions of this nondiscrimination clause.

     (2) The Manager will, in all solicitations or advertisements for employees placed by or on behalf of the Manager, state that all qualified applicants will receive considerations for employment without regard to race, color, religion, sex, or national origin.

     (3) The Manager will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice to be provided advising the said labor union or workers' representatives of the Manager's commitments under this section, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

     (4) The Manager will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

     (5) The Manager will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the administering agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

     (6) In the event of the Manager's noncompliance with the nondiscrimination clauses of this contract or with any of the said rules, regulations, or orders, this contract may be canceled, terminated, or suspended in whole or in part and the Manager may be declared ineligible for further Government contracts or federally assisted construction contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order 1246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

     (7) The Manager will include the portion of the sentence immediately preceding paragraph (1) and the provisions of paragraphs (1) through (7) in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to section 204 of Executive

Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The Manager will take such action with respect to any subcontract or purchase order as the administering agency may direct as a means of enforcing such provisions, including sanctions for noncompliance. Provided, however, that in the event a Manager becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the administering agency the Manager may request the United States to enter into such litigation to protect the interests of the United States.

     (8) In consideration of contracts with Sprint PCS, the Manager agrees to execute the Certificate of Compliance attached hereto as Attachment I and further agrees that this certification shall be part of each contract between Sprint PCS and Manager. The Manager will include Attachment I in every subcontract or purchase order, so that such provisions will be binding upon each subcontractor.

                                  Attachment I

                         CERTIFICATE OF COMPLIANCE WITH
                               FEDERAL REGULATIONS

In consideration of contracts with SPRINT SPECTRUM L.P., the undersigned "contractor," "vendor" or "consultant" agrees to the following and further agrees that this Certification shall be a part of each purchase order, supply agreement, or contract between SPRINT SPECTRUM L.P. and the undersigned.

1.   Equal  Opportunity   Executive  Order  11246  is  herein   incorporated  by
     reference.

2. Affirmative Action Compliance If undersigned Contractor has 50 or more employees and if this contract is for $50,000 or more, Contractor shall develop a written Affirmative Action Compliance Program for each of its establishments, as required by rules and regulations of the Secretary of Labor (41 C.F.R. 60-1 and 60-2).

3. Affirmative Action for Special Disabled and Vietnam Era Veterans If this contract exceeds $10,000, the undersigned Contractor certifies that the Contractor does not discriminate against any employee or applicant because the person is a Special Disabled or Vietnam Veteran and complies with the rules, regulations and relevant orders of the Secretary of Labor issued pursuant to the Vietnam Veterans Readjustment Assistance Act of 1972, as amended.

     Contractor hereby represents that it has developed and has on file, at each establishment, affirmative action programs for Special Disabled and Vietnam Era Veterans required by the rules and regulations of the Secretary of Labor (41 CFA 60-250).

4. Affirmative Action for Handicapped Workers If this contract exceeds $2,500, the undersigned Contractor certifies that the Contractor does not discriminate against any employee or applicant because of physical or mental handicap and complies with the rules, regulations and relevant orders of the Secretary of Labor issued under the Rehabilitation Act of 1973, as amended.

     Contractor hereby represents that it has developed and has on file, at each establishment, affirmative action programs for Handicapped Workers required by the rules and regulations of the Secretary of Labor (41 C.F.R. 60-741).

5. Employer Information Report (EEO-1 Standard Form 100) If undersigned Contractor has 50 or more employees and if this contract is for $10,000 or more, Contractor shall complete and file government Standard Form 100,
     Equal Employment Opportunity Employer Information Report EEO-1, in accordance with instructions contained therein.

6. Compliance Review The undersigned Contractor certifies that it has not been subject to a Government equal opportunity compliance review. If the Contractor has been reviewed, that review occurred on ________________________ (date).

7. Utilization of Small Businesses, Small Disadvantaged Businesses, and Women-Owned Small Business It is the policy of SPRINT SPECTRUM L.P., consistent with Federal Acquisition Regulations (FAR 52.219-8 and FAR 52.219-13), that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, and women-owned businesses shall have the maximum practicable opportunity to participate in performing subcontracts under Government contracts for which SPRINT SPECTRUM L.P. is the Government's Prime Contractor. SPRINT SPECTRUM L.P. awards contracts to small business to the fullest extent consistent with efficient prime contract performance. The Contractor agrees to use its best efforts to carry out this policy in the award of its subcontract to the fullest extent consistent with the efficient performance of this contract.

     Contractor hereby represents that it ____ is ____ is not a small business, ____ is ____ is not a small business owned and controlled by socially and economically disadvantaged individuals, and ____ is ____ is not a small business controlled and operated as a women-owned small business as defined by the regulations implementing the Small Business Act.

     If the answer to any of the above is in the affirmative, Contractor will complete SPRINT SPECTRUM L.P. Small/Minority/Women-Owned Business Self Certification Form. This form is available from Mr. Ron Gier, Sprint PCS, 4900 Main Street, Kansas City, Missouri 64112.

8. Certification of Nonsegregated Facilities If this contract is expected to exceed $10,000, the undersigned Contractor certifies as follows:

     The Contractor certifies that the Contractor does not or will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location, under its control, where segregated facilities are maintained. The Contractor agrees that a breach of this Certification is a violation of the Equal Opportunity provision of this contract. As used in this Certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise. Contractor further agrees that (except where it has obtained identical certifications from proposed subcontracts for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity Clause; and that it will retain such certification in its files.

9. Clean Air and Water The undersigned Contractor certifies that any facility to be used in the performance of this contract ____ is ____ is not listed on the Environmental Protection Agency List of Violating Facilities.

     The undersigned Contractor agrees to immediately notify SPRINT SPECTRUM L.P., immediately upon the receipt of any communication from the
     Administrator or a designee of the Environmental Protection Agency indicating that any facility that the Contractor proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities. SPRINT SPECTRUM L.P. includes this certification and agreement pursuant to FAR 52-223-1(c) which requires including such paragraph (c) in every nonexempt subcontract.


                               Contractor:


                               ____________________________________
                               Company Name

                               ____________________________________
                               Address

                               ____________________________________
                               City        State          Zip


                               By:_________________________________
                                     Name:_________________________
                                     Title:________________________



                                       15
                        CONFIDENTIAL TREATMENT REQUESTED

     Confidential Portions of This Agreement Which Have been Redacted are Marketed with Brackets ("[***]"). The Omitted Material has been Filed Separately with The Securities and Exchange Commission.

                                  ADDENDUM III
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT


Manager:          HORIZON PERSONAL COMMUNICATIONS, INC.

Service Area:     Athens, OH BTA
                  Charleston, WV BTA
                  Chillicothe, OH BTA
                  Huntington,  WV - Ashland, KY BTA
                  Parkersburg,  WV - Marietta, OH BTA
                  Portsmouth,  OH BTA
                  Zanesville  -  Cambridge,  OH BTA
                  Danville,  VA  BTA
                  Lynchburg,  VA  BTA
                  Martinsville,  VA BTA
                  Roanoke, VA BTA
                  Staunton-Waynesboro,  VA BTA
                  Bluefield, VA BTA
                  Beckley,  VA BTA
                  Kingsport,  Johnson  City,  Bristol,  TN BTA
                  Williamson-Pikeville,  WV BTA
                  Logan, WV BTA
                  Cumberland, MD BTA
                  Fairmont,  WV  BTA
                  Morgantown,  WV  BTA
                  Clarksburg,  WV  BTA
                  Cincinnati, OH BTA (counties of Adams, Brown, Highland, Mason only)
                  Canton-New Philadelphia,  OH BTA (Coshocton County only)
                  Charlottesville,  VA BTA
                  Ashtabula, OH BTA
                  Du Bois-Clearfield, PA BTA
                  Erie, PA BTA
                  Jamestown,  NY BTA
                  Meadville,  PA BTA
                  Oil City-Franklin, PA BTA
                  Olean, NY BTA
                  Pottsville, PA BTA
                  Sharon, PA BTA
                  Scranton-Wilkes  Barre,  PA BTA
                  State College,  PA BTA
                  Stroudsburg, PA BTA
                  Sunbury-Shamokin,  PA BTA
                  Williamsport, PA BTA
                  Allentown,  PA BTA (Carbon  County only)

                  New York, NY BTA (counties of Pike and Sussex only) Knoxville, TN BTA (Hamblen County only)

     This Addendum III (this "Addendum"), dated May 19, 2000, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement dated and effective as of June 8, 1998, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I dated and effective as of June 8, 1998 ("Addendum I"), and that certain Addendum II dated as of August 12, 1999 ("Addendum II") (the Management Agreement, as amended by Addendum I and Addendum II, being the "Management Agreement"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

     Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

     The Management Agreement is modified as follows:

     1. Revised Financing Plan. Exhibit 1.7 attached to this Addendum supersedes and replaces in its entirety Exhibit 1.7 attached to the Management Agreement, as amended.

     2. Revised Build-out Plan. Exhibit 2.1 attached to this Addendum supersedes and replaces in its entirety Exhibit 2.1 attached to the Management Agreement, as amended.

     3. Expanded Service Area. The Service Area is expanded to include the following BTAs (collectively, the "Expansion Area"). The Build-out obligations respecting the Expansion Area are set forth below and in Exhibit 2.1.

         Ashtabula, OH BTA
         Du Bois-Clearfield, PA BTA
         Erie, PA BTA
         Jamestown, NY BTA
         Meadville, PA BTA
         Oil City-Franklin, PA BTA
         Olean, NY BTA
         Pottsville, PA BTA
         Sharon,  PA BTA
         Scranton-Wilkes  Barre,  PA BTA
         State College,  PA BTA
         Stroudsburg,  PA  BTA
         Sunbury-Shamokin,  PA BTA
         Williamsport,  PA BTA
         Allentown, PA BTA (Carbon County only)
         New York, NY BTA (counties of Pike and Sussex only)
         Knoxville,  TN BTA (Hamblen County only)

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

     4. Type II Build-out. Manager will build-out and launch the Expansion Area as a "Type II" (i.e., where Manager designates Option #2 on Exhibit 2.1.2 to the Services Agreement) and as required under Exhibit 2.1. If Manager builds out the Service Area Network in the following BTAs in accordance with Section 2(a)(iv) of Addendum II, Manager will build out and launch such BTAs as a "Type II":
Williamson-Pikeville, WV, Logan, WV and Cumberland, MD. The Kingsport, Johnson City, Bristol, TN BTA will be launched as a Type II. Manager agrees to give written notice of launch to Sprint PCS at least 60 days prior to launch in the markets covered by this Section. If Sprint PCS is unable to support Manager as a Type II as of the launch date for a particular market, Manager shall have the right to launch that particular market initially as a Type III market.

     5. Type II Conversions. Manager will convert the Service Area Network in the following BTAs from "Type III" (i.e., where Manager designates Option #3 on
Exhibit 2.1.2 to the Services Agreement) to Type II no later than March 31, 2001; provided, that Sprint PCS establishes a "Type II Transition Team" that will use good faith efforts to assist Horizon with its transition: Athens, OH, Chillicothe, OH, Parkersburg, WV - Marietta, OH, Portsmouth, OH, Zanesville - Cambridge, OH and any other markets Manager initially launches as a Type III. [***]

     6. Alliances Service Area Conversions. Manager will cause the Alliances to convert the BTAs in the Alliances Service Area from Type III to Type II no later than March 31, 2001. If such conversion and integration with Sprint PCS is not accomplished in a manner acceptable to Sprint PCS by such date, Manager will overbuild all of the Alliances Service Area as a Type II no later than December 31, 2003. Sprint PCS will use its good faith efforts to support Manager and the Alliances in this conversion. [***]

     7. Overlay in Converting Markets. Both parties will use good faith efforts to establish, no later than September 30, 2000, a process whereby newly activating customers in the Service Area can be added as though the Manager is a Type II.

     8. Bright PCS. Manager will use its best efforts to cause Bright Personal Communications Services, LLC ("Bright PCS") to launch its Service Area Network as a Type II in the time frames set forth in Exhibit 2.1 of the Bright PCS Management Agreement with Sprint PCS. Manager agrees to give written notice of launch to Sprint PCS at least 60 days prior to launch in the markets in the Bright PCS Service Area. If Sprint PCS is unable to support Bright PCS as a Type II as of the launch date for a particular market, Manager shall have the right to launch that particular market initially as a Type III market. Manager will use its best efforts to cause Bright PCS to convert any markets launched as a Type III to Type II by March 31, 2001.

     Upon the closing of the acquisition of Bright PCS by Manager and its affiliates, Sprint PCS is authorized to settle all outstanding amounts between Sprint PCS, Manager and Bright PCS by either paying any net amounts to, or changing any net amounts against, Manager. Sprint PCS will only provide one settlement to Manager, and Manager's management team will be required to settle between Manager and Bright PCS using the detail provided in the settlement files; provided, however, that the financial data provided by Sprint PCS will be separately stated for Manager and Bright PCS.

                                          [***] CONFIDENTIAL TREATMENT REQUESTED

     9. Change to Service Fee Structure. Sprint PCS agrees to decrease the aggregate fees charged to Manager under the Sprint PCS Services Agreement dated as of June 8, 1998 (the "Services Agreement") for the aggregate costs associated with the following services:

                  (i)      customer care;
                  (ii)     activations;
                  (iii)    billing;
                  (iv)     NOCC;
                  (v)      voicemail; and
                  (vi)     HLR.

     Fees will be charged to Manager for actual services purchased under the Services Agreement in the amounts set forth on the Amended Schedule 2.1.1 to the Services Agreement (which amended schedule is attached hereto as Exhibit A), less a price decrease from 1999 service prices for the services listed above (substantially in the form and manner that such services are provided as of the date of this Addendum III) as follows:

          (a) [***] aggregate reduction for services provided in the period between January 1, 2000, and December 31, 2000;

          (b) [***] aggregate reduction for services provided in the period between January 1, 2001, and December 31, 2001; and

          (c) [***] aggregate reduction for services provided in the period between January 1, 2002, and December 31, 2002;

provided, however, that at no time during the period from January 1, 2000 through December 31, 2002, will the price on the services described above offered to Manager be less favorable than the price offered to any Other Manager. Effective January 1, 2003 and thereafter for the term of this Agreement and any extensions thereof, Manager will be charged pursuant to the fee structure implemented by Sprint PCS for Other Managers.

     10. Sale of Certain Manager Assets to Sprint PCS. In connection with Manager's conversion from Type III to Type II, Manager anticipates it will no longer need certain assets related to the Service Area Network. Sprint PCS agrees to purchase from Manager [***] at a purchase price agreed to by Manager and Sprint PCS. The parties agree that the maximum purchase price to be paid by Sprint PCS for these assets is [***].

     11. Customer Support Services and Personnel. Sprint PCS will provide Manager read/write access to Sprint PCS' core application systems (e.g., Sprint PCS' billing system) to enable Manager to provide customer support services for the customers with NPA-NXXs in Manager's Service Area. Sprint PCS will use commercially reasonable efforts to provide Manager such access at the same time Sprint PCS provides access to Other Managers who currently have Type II networks. Manager will pay its pro rata portion of the costs for the roll-out, support, operation and maintenance of the core application systems based on the cost to roll out, support, operate and maintain such applications to all managers that need the applications.

                                          [***] CONFIDENTIAL TREATMENT REQUESTED


     12. Stock Warrants. As consideration for having its Service Area expanded, Manager agrees that, at the earliest to occur of (i) the date on which the Manager, or if the Manager is not the issuer, the Manager's parent company that is the issuing public entity (either the Manager or such issuing entity being referred to as the "Issuer"), closes its initial public offering ("IPO") or (ii) July 31, 2003, the Issuer will grant to Sprint PCS or its affiliated designee the right to acquire (i) in the case of an IPO 2,510,460 shares of the Issuer's Class A Common Stock (which number of shares shall not be less than 3.0% or more than 4.2% of the Issuer's total outstanding equity immediately after the closing of the IPO) or (ii) if there has not been an IPO on or before July 31, 2003, the number of shares of common stock that represent 3.0% of the "Private Valuation" of the Issuer (as determined by the appraisal process set forth on Exhibit B attached hereto), in either case pursuant to a warrant agreement in the form attached hereto as Exhibit C and a registration rights agreement in the form attached hereto as Exhibit D.

     13. Interservice Area Fees. (a) Until such time as Sprint PCS and Manager mutually agree to the contrary, Sprint PCS will pay Manager [***] per minute for the time Sprint PCS customers with an NPA-NXX within the BTAs of Pittsburgh, PA, Cleveland, OH, Youngstown, OH and Buffalo, NY (the "Sprint PCS Western BTAs") use the Service Area Network in the BTAs of Ashtabula, OH, Erie, PA, Jamestown, PA , Meadville, PA and Sharon, PA [***], and Manager will pay Sprint PCS $.10 per minute for the time the customers with an NPA-NXX within the Manager Western BTAs use the Sprint PCS Network in the Sprint PCS Western BTAs.

          (b) Until such time as Sprint PCS and Manager mutually agree to the contrary, Sprint PCS will pay Manager [***] per minute for the time Sprint PCS customers with an NPA-NXX within the BTAs of Philadelphia, PA, Lancaster, PA, Reading,PA, New York, NY and Allentown-Bethlehem-Easton, PA (the "Sprint PCS Eastern BTAs") use the Service Area Network in the BTAs of Stroudsburg, PA, Allentown, PA (Carbon County only) and New York, NY (Sussex and Pike Counties only) (the "Manager Eastern BTAs"), and Manager will pay Sprint PCS [***] per minute for the time the customers with an NPA-NXX within the Manager Eastern BTAs use the Sprint PCS Network in the Sprint PCS Eastern BTAs.

     14. Purchase of Assets. The parties agree that Sprint PCS will continue to develop and build cell sites in the Expansion Area to the agreed-upon stage of development set forth on Exhibit A to the Asset Purchase Agreement (collectively, the "Cell Sites").

     Manager agrees to purchase from Sprint PCS and Sprint PCS agrees to sell, under the terms of the Asset Purchase Agreement attached as Exhibit E the assets listed on Exhibit A to such agreement. The parties agree that Sprint PCS will retain the BU03XC072 cell site in the Olean, NY-Bradford, PA BTA. The final closing (the "Final Closing") will occur on September 30, 2000; provided, however, that, upon ten (10) days business days written notice, Manager will have the right, from time to time, assuming the required landlord consents have been obtained, to purchase clusters of assets prior to September 30, 2000, by paying the full purchase price for such assets to Sprint PCS (an "Interim Closing"). At the Final Closing and at each Interim Closing, if any, Sprint PCS will deliver a Bill of Sale and Assignment, and Manager will assume the build-out of the transferred Cell Sites. The parties acknowledge that Sprint PCS may, in its sole discretion, retain towers owned by it, and Manager will locate its equipment on such tower sites. If Manager chooses to deinstall any currently installed Lucent base stations and replace them with other base stations, Manager is responsible for all costs associated with such transition, including, without limitation, any deinstallation costs, costs for cells on wheels and, if Sprint PCS chooses to purchase any of such deinstalled base stations, the cost for shipping such base stations to locations designated by Sprint PCS. Sprint PCS, upon request by Manager, will assist Manager in selling such base stations.

     If Manager breaches its obligation to pay the purchase price for the assets on the date required by the Asset Purchase Agreement and fails to cure the breach within five business days after receipt of written notice of breach from Sprint PCS, Sprint PCS will have the option to exclude all or part of the Expansion Area from the Service Area. Manager shall be responsible for obtaining any required consents and releases of the various landlords for any leases acquired or assumed by Manager in connection with the purchase of the Assets. Sprint PCS will assist Manager in obtaining such consents and releases.

     15. Correction to Addendum II. The parties agree that the Kingsport/Johnson City/Bristol, TN BTA was intended, and hereby is, added to the definition of "Service Area" as set forth in Section 3 to Addendum II, as of the effective date of Addendum II.

     16. Microwave Relocation. With respect to BTAs in the Expansion Area, Manager agrees that, upon receipt of an invoice by Sprint PCS, Manager will pay one-half of any expenses incurred by Sprint PCS for the relocation of any microwave paths in such BTAs.

     17. Term. Section 24 of Addendum I is hereby deleted and deemed to be of no effect.

     18. Reaffirmation of Sprint Agreements. Each of the undersigned reaffirms in their entirety, together with their respective rights and obligations thereunder, the Management Agreement, the Services Agreement and the Trademark License Agreements.

     19.   Counterparts.   This   Addendum  may  be  executed  in  two  or  more
counterparts, each of which will constitute an original but all of which when taken together will constitute but one agreement.





            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective authorized officers as of the date and year first above written.

                          SPRINT SPECTRUM L.P.

                          By: _______________________________________________
                              Bernard A. Bianchino
                              Senior Vice President and
                              Chief Business Development Officer - Sprint PCS

                          WIRELESSCO, L.P.

                          By: _______________________________________________
                              Bernard A. Bianchino
                              Senior Vice President and
                              Chief Business Development Officer - Sprint PCS

                          SPRINTCOM, INC.

                          By: _______________________________________________
                              Bernard A. Bianchino
                              Senior Vice President and
                              Chief Business Development Officer - Sprint PCS

                          PHILLIECO, L.P.

                                       By:    PhillieCo Sub, L.P.,
                                              its General Partner
                                       By:    PhillieCo Partners I, L.P.
                                              its General Partner
                                       By:    Sprint Enterprises, L.P.
                                              its General Partner
                                       By:    US Telccom, Inc.
                                              its General Partner

                          By: _______________________________________________
                              Don A. Jensen,
                              Vice President and Secretary

                          SPRINT COMMUNICATIONS COMPANY, L.P.


                          By: _______________________________________________
                              Don A. Jensen
                              Vice President - Law

                          HORIZON PERSONAL COMMUNICATIONS, INC.


                          By: _______________________________________________
                              Name:
                              Title:

                                          [***] CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT 1.7

                     Build-out and Working Capital Financing


Horizon Personal Communications, Inc. (Horizon) plans to finance the build-out of the Service Area Network and to provide the necessary working through equity contributed from its parent, Horizon Telcom, Inc., senior debt financing from the Rural Telephone Finance Cooperative (RTFC), an initial public offering (IPO) of stock, and bridge financing from Motorola - Horizon's infrastructure provider. In addition, SBA Inc. (tower vendor) will finance the construction of build-to-suit towers. SBA will pay Horizon a build-to-suit incentive of [***] depending on the site location. Horizon will lease tower space as the anchor tenant from SBA.

Horizon estimates the proposed capital expenditures to fund its network build-out will be $198 million through 2002 at which point Horizon expects the network to be substantially complete. Horizon expects working capital requirements to be $77 million through 2002. After 2002, Horizon expects to generate positive cash flows.

Senior Debt Financing

Horizon has the following senior debt facilities with RTFC:

----------------- ----------------- --------------------------------------------
Description       Amount            Status
----------------- ----------------- --------------------------------------------
OH 803-A-01       $  24 Million     Completed August 29, 1997
----------------- ----------------- --------------------------------------------
OH 803-9901       $   5 Million     Completed March 29, 2000
----------------- ----------------- --------------------------------------------
OH 803-5102       $   5 Million     Expect document execution by April 28, 2000
----------------- ----------------- --------------------------------------------
OH 803-9002       $  41 Million     Expect document execution by May 8, 2000
----------------- ----------------- --------------------------------------------
Pending           $130 Million      Terms sheet expected by May 4, 2000
----------------- ----------------- --------------------------------------------

Bridge Facility

Horizon has a term sheet with Motorola to provide a Bridge Credit Facility totaling $58 million. The facility will consist of two tranches (Tranche A and Tranche B). Tranche A totals $18.5 million and will be available immediately upon completion of final documents. Tranche B totals $39.5 million and would become available upon the exhaustion of Tranche A and meeting certain business plan milestones and additional equity being raised by Horizon.

The proceeds of Tranche A and B can be used to purchase equipment from Sprint, purchase Motorola equipment, other capital expenditures, and working capital. The bridge facility will be retired when Horizon successfully raises equity in an initial public offering and all RTFC debt is in place.

Equity

Horizon Telcom has invested $20 million in Horizon Personal Communications. Horizon Personal Communications is planning to file a registration statement with the SEC on May 10th, 2000, and is targeting an IPO in July 2000.
With the IPO, Horizon expects to raise a minimum of $100 million.

                                                            Horizon Addendum III
                                                                     Exhibit 2.1


                                   Exhibit 2.1
                                 Build-out Plan

----------------------------------------- -------------------------
                Service Area                    Build-out Plan

BTA#  BTA Name         Approx #  Total     Covered   % Covered Comple-   Total     Covered   % Sprint  Sprint    BTA Li-   License
      (or County       Cells     2000      2000 Pops 1999 Pops tion Date Sprint    Sprint    LTD Lines LTD       cense     Block
      Name)                      BTA POPS                                LTD       LTD       Covered   Priority  Holder
                                                                         Access    Lines               Level
                                                                         Lines
----- ---------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HORI- BUILT BTA'S
ZON
23    Athens, oh            8      131,262    58,711       45%    May-98         0         0        0%        No Sprint            D
                                                                                                              Com, Inc.
80    Chillicothe, OH      13      102,128    83,905       82%    Sep-97         0         0        0%        No Sprint            D
                                                                                                                 Com, Inc.
342   Parkersburg, WV      11      183,473   111,144       61%    Nov-98         0         0        0%        No Sprint            D
                                                                                                                 Com, Inc.
359   Portsmouth, OH        3       92,379    46,789       51%    Nov-98         0         0        0%        No Sprint            D
                                                                                                                 Com, Inc.
487   Zanesville-,         18      186,071   105,451       57%    Mar-98         0         0        0%        No Sprint            D
      Cambridge, OH                                                                                              Com, Inc.
229   Kingsport/           50      690,563   326,157       47%    Oct-00   276,474   179,373       65%       Yes Sprint            D
      Johnson City, TN                                                                                           Com, Inc.
81    Cincinnati, OH               127,426                                       0         0        0%        No Sprint            D
      (Adams, Brown,                                                                                             Com, Inc.
      Highland, Mason
      Co.)
65    Canton-New                    36,215                                       0         0        0%        No Sprint            D
      Philadelphia, OH                                                                                           Com, Inc.
      (Coshocton Co.)
197   Huntington,                                                                                                Sprint        D & E
      WV-Ashland KY                                                                                              Com, Inc.
      (Greenup &
      Gallis Co.)
474   Williamson, WV        6      186,257    32,421       17%    Feb-02         0         0        0%        No Sprint            D
                                                                                                                 Com, Inc.
259   Logan WV              6       41,167    12,309       30%    Feb-02         0         0        0%        No Sprint            D
                                                                                                                 Com, Inc.
100   Cumberland, MD        6      158,077    52,767       33%    Feb-02         0         0        0%        No American          A
                                                                                                                 PCS, L.P.
215   Jamestown,           51      178,737   123,201       69%                                                   WIRELESS-         A
      Warren, Dunkirk,                                                                                           CO, L.P.
      P
        Phase I                                                   Jun-00
        Phase III                                                 Oct-01
131   Erie, PA             47      278,611   250,293       90%                                                   Sprint            D
        Phase I                                                   Jun-00                                         Com, Inc.
        Phase III                                                 Oct-01
21    Ashtabula, OH        22      100,166    79,750       80%               6,268     6,268      100%        No Sprint            D
        Phase I                                                   Jun-00                                         Com, Inc.
267   Meadville, PA        15       89,569    41,852       47%                                                   Sprint            D
        Phase I                                                   Jun-00                                         Com, Inc.
328   Oil City,            26      103,580    41,582       40%               2,388     2,388      100%        No WIRELESS-         A
      Franklin, PA                                                                                               CO, L.P.
        Phase I                                                   Jun-00
        Phase III                                                 Oct-01
330   Olean, Bradford,     57      242,822    81,259       33%                                                   WIRELESS-         A
      PA                                                                                                         CO, L.P.
        Phase I                                                   Jun-00
        Phase III                                                 Oct-01
117   Du Bois,             30      128,642    76,026       59%                                                   WIRELESS-         A
      Clearfield, PA                                                                                             CO, L.P.
        Phase III                                                 Oct-01
429   State College,       34      130,517   103,624       79%               2,128     1,064       50%        No PHILLIE-          B
      PA                                                                                                         CO, L.P.
        Phase III                                                 Oct-01
475   Williamsport, PA     43      159,910   115,000       72%               3,571     3,571      100%        No PHILLIE-          B
        Phase III                                                 Oct-01                                         CO, L.P.
437   Sunbury,             34      183,746   120,829       66%                                                   PHILLIE-          B
      Shamokin, PA                                                                                               CO, L.P.
        Phase III                                                 Oct-01
416   Sharon, PA           27      121,556    95,679       79%               2,569     2,235       87%        No Sprint            D
        Phase I                                                   Jun-00                                         Com, Inc.
        Phase III                                                 Oct-01
412   Scranton, Wilkes    159      669,825   492,673       74%                                                   WIRELESS-         B
      Barre, PA                                                                                                  CO, L.P.
        Phase I                                                   Dec-00
        Phase III                                                 Oct-01
360   Pottsville, PA       36      149,443    90,422       61%                                                   PHILLIE-          B
        Phase I                                                   Dec-00                                         CO, L.P.


        Phase III                                                 Oct-01
435   Stroudeburg, PA      21      131,529    45,978       35%                                                   WIRELESS-         B
        Phase III                                                 Dec-00                                         CO, L.P.
10    Allentown Carbon     18       59,139    31,113       53%                                                   WIRELESS-         B
      County                                                                                                     CO, L.P.
        Phase I                                                   Dec-00
        Phase III                                                 Oct-01
321   New York, NY         58                                                                                    WIRELES-          B
      Sussex County                128,286    88,109       69%              46,518    32,057       69%       Yes CO, L.P.
      Pike County                   42,790    12,908       30%
        Phase I                                                   Dec-00
        Phase III                                                 Oct-01
232   Knoxville, TN                                                                                              Sprint            D
      Hamblen Co.                   53,510    17,762       33%                                                   Com, Inc.
      Jefferson Co.                  4,512     1,798       40%
      (Partial)
        Phase III                                                 Dec-00
Total Horizon Built
BTA's                     799    4,891,907 2,739,512       56%             339,916   226,956       67%
Northern PA Markets       678    2,898,868 1,890,298       65%

104   Denville, VA         15      163,533    86,701       53%    Oct-99    24,156     2,633       11%        No Virginia          B
                                                                                                                 PCS Alli-
                                                                                                                 ance, L.P.
266   Lynchburg, VA        25      157,324   128,990       82%    Oct-99     6,808         0        0%        No Virginia          B
                                                                                                                 PCS Alli-
                                                                                                                 ance, L.P.
264   Martinsville, VA     10       88,038    56,241       64%    Oct-99    44,538    27,467       62%        No Virginia          B
                                                                                                                 PCS Alli-
                                                                                                                 ance, L.P.
376   Roanoke, VA          55      626,125   373,899       60%    Oct-99    68,767    13,808       20%        No Virginia          B
                                                                                                                 PCS Alli-
                                                                                                                 ance, L.P.
430   Staunton-            12      105,731    87,604       83%    Oct-99         0         0        0%        No Virginia          B
      Waynesboro, VA                                                                                             PCS Alli-
                                                                                                                 ance, L.P.
75    Charlottesville,     50      210,940   131,631       62%    Oct-99    88,081    69,563       79%       Yes Virginia          B
      VA                                                                                                         PCS Alli-
                                                                                                                 ance, L.P.
73    Charleston, WV       45      490,210   224,470       46%    Nov-98    18,518         0        0%        No West Vir-         B
                                                                                                               ginia PCS
                                                                                                                 Alliance,
                                                                                                                 L.P.
48    Bluefield, WV        10      174,919    49,868       29%    Feb-02     1,821         0        0%        No West Vir-         B
                                                                                                                 ginia PCS
                                                                                                                 Alliance,
                                                                                                                 L.P.


35    Beckley, WV          10      165,927    59,721       36%    Oct-00         0         0        0%        No  West Vir-        B
                                                                                                                 ginia PCS
                                                                                                                 Alliance,
                                                                                                                 L.P.
137   Fairmont, WV          6       57,477    45,973       80%    Oct-99         0         0        0%        No West Vir-         B
                                                                                                                 ginia PCS
                                                                                                                 Alliance,
                                                                                                                 L.P.
306   Morgantown, WV       15      106,766    68,201       64%    Oct-99         0         0        0%        No West Vir-         B
                                                                                                                 ginia PCS
                                                                                                                 Alliance,
                                                                                                                 L.P.
82    Clarksburg, WV       10      194,784    65,409       34%    Oct-99         0         0        0%        No West Vir-         B
                                                                                                                 ginia PCS
                                                                                                                 Alliance,
                                                                                                                 L.P.
197   Huntington,          21      375,537   243,967       65%    Nov-98         0         0        0%        No West Vir-         B
      WV-Ashland, KY                                                                                             ginia PCS
                                                                                                                 Alliance,
                                                                                                                 L.P.

Total CFW Built BTA's     284    2,917,311 1,622,675       56%             252,689   113,471       45%

Grand Total              1083    7,809,218 4,362,187       56%             592,605   340,427       57%

Phase I consists of:                BTA #021Ashtabula OH
                                    BTA #131Erie PA
                                    BTA #215Jamestown NY
                                    BTA #287Meadville PA
                                    BTA #330Olean NY
                                    BTA #416Sharon PA


     The I-90 corridor includes Sprint PCS Phase 3 coverage in BTA #021 - Ashtabula OH, BTA #131 - Erie PA, and BTA #215 - Jamestown NY. The coverage area for Horizon's I-90 corridor will extend from Sprint PCS's coverage near the western boundary of the Ashtabula BTA on Interstate 90 northeast to Sprint PCS's coverage near the northeastern boundary of the Jamestown BTA including the cities of Ashtabula, OH and Erie, PA. Coverage will also extend along Ohio Route 11 from I-90 south to meet Sprint PCS's coverage near the southern boundary of the Ashtabula BTA. Horizon will assume construction of this corridor immediately upon the signing of Addendum III to the Management Agreement and an Asset Purchase Agreement and will proceed at the fastest pace practical. Horizon intends to provide roaming service as soon as a reasonable number of base stations are on the air and Horizon intends for this market to be substantially operational the later of June 30 or ten (10) business days after the assets in the Phase I BTAs are transferred to Horizon pursuant to the Asset Purchase Agreement, provided that Sprint PCS can launch these markets under a Type I affiliation arrangement.

     The I-79 corridor includes Sprint PCS Phase 3 coverage in BTA #287 - Meadville PA and BTA #416 - Sharon PA. The coverage area for Horizon's I-79 corridor will extend along Interstate 79 from Erie to meet Sprint PCS coverage near the southern boundary of the Sharon BTA including the city of Meadville, PA. Coverage will also extend along Interstate 80 from Sprint PCS's coverage near the western boundary of the Sharon BTA east to the I-79 interchange including the city of Sharon, PA. Horizon will assume construction of this corridor immediately upon the signing of Addendum III to the Management Agreement and an Asset Purchase Agreement and will proceed at the fastest pace practical. Horizon intends to provide roaming service as soon as a reasonable number of base stations are on the air and Horizon intends for this market to be substantially operational the later of June 30 or ten (10) business days after the assets in the Phase I BTAs are transferred to Horizon pursuant to the Asset Purchase Agreement, provided that Sprint PCS can launch these markets under a Type I affiliation arrangement.

     The US 219 corridor includes Sprint PCS Phase 3 coverage in BTA #330 - Olean NY. The coverage area for Horizon's US 219 corridor will extend along US 219 from Sprint PCS's current coverage near the northern boundary of the Olean BTA south to the village of Ellicotteville, NY. Horizon will assume construction of this corridor immediately upon the signing of Addendum III to the Management Agreement and an Asset Purchase Agreement and will proceed at the fastest pace practical. Horizon intends to provide roaming service as soon as a reasonable number of base stations are on the air and Horizon intends for this market to be substantially operational the later of June 30 or ten (10) business days after the assets in the Phase I BTAs are transferred to Horizon pursuant to the Asset Purchase Agreement, provided that Sprint PCS can launch these markets under a Type I affiliation arrangement.

Phase 2 consists of:                BTA #360Pottsville PA
                                    BTA #412Scranton PA
                                    BTA #435Stroudsburg PA
                                    BTA#010 Allentown PA
                                    BTA #321New York NY
                                    BTA #232Knoxville TN

The Northeastern Pennsylvania Cluster includes Sprint PCS Phase 3 coverage in BTA #412 - Scranton PA, BTA #360 - Pottsville PA, BTA #435 - Stroudsburg PA, BTA #010 - Allentown PA (Carbon County), and BTA #321 - New York NY (Pike & Sussex County). The coverage area for Horizon's Northeastern Pennsylvania Cluster will extend along Interstate 81 from the southern boundary of the Pottsville BTA northeast to the northern boundary of Scranton BTA including the cities of Pottsville, Scranton, Wilkes Barre, Hazelton and Carbondale. Coverage will also extend along Interstate 80 from the I-81 interchange eastward to the southeastern boundary of the Stroudsburg BTA including the city of Stroudsburg, along Interstate 84 from the I-81 interchange eastward to the eastern boundary of Pike County including portions of Sussex County, and along the entire length of Interstate 380. Additional coverage will be provided along Pennsylvania Route 9 (Turnpike NE Extender) between I-81 and I-80 and in the eastern portion of Carbon County. Horizon will assume construction of this corridor immediately upon the signing of Addendum III to the Management Agreement and an Asset Purchase Agreement and will proceed at the fastest pace practical. Horizon intends to provide roaming service as soon as a reasonable number of base stations are on the air and Horizon intends for this market to be substantially operational no later than December 31, 2000.

The 1-40 Corridor includes BTA #232 - Knoxville TN. The I-40 corridor will extend from Sprint PCS's coverage near the western boundary of Jefferson county in the Knoxville BTA east on Interstates 40 and 81 to Horizon's coverage near the eastern boundary of Knoxville BTA and will include the city of Morristown, TN. Coverage also includes I-40 South to the North Cocke County Line to Meet Airgate Coverage. Construction of this cluster will commence immediately upon the signing of Addendum III to the Management Agreement and will proceed at the fastest pace practical. Horizon intends for this market to be fully operational no later than December 31, 2000. To the extent possible, Horizon intends to launch this cluster in concert with the launch of its Tri-Cities market.

Phase 3 consists of:      BTA #117 Du Bois-Clearfield PA
                          BTA #215 Jamestown NY
                          BTA #328 Oil City-Franklin PA
                          BTA #330 Olean NY
                          BTA #360 Pottsville PA
                          BTA #416 Sharon PA
                          BTA #429 State College PA
                          BTA #437 Sunbury-Shamokin PA
                          BTA #475 Williamsport PA
                          BTA #412 Scranton, Wilkes-Barre, PA
                          BTA #360 Pottsville, PA
                          BTA #10  Allentown, PA
                          BTA #321 New York, NY


The I-80 corridor includes BTA #117 - Du Bois-Clearfield PA, BTA #328 - Oil City-Franklin PA, BTA #416 - Sharon PA, BTA #429 - State College PA, BTA #437 - Sunbury-Shamokin PA, and BTA #475 - Williamsport PA. The coverage area for Horizon's I-80 corridor will extend from the I-79 interchange in the Sharon BTA along Interstate 80 east to I-81 interchange in the Pottsville BTA including the cities of Du Bois, Clearfield, State College, Williamsport, Shamokin, Sunbury and nearby smaller communities and the primary highways (including I-180) that connect them to I-80. This corridor is scheduled to be substantially operational by October 31, 2001.

The I-86 corridor includes BTA #215 - Jamestown NY and BTA #330 - Olean NY. The coverage area for Horizon's I-86 corridor will extend along I-86 (State Route
17) from Interstate 90 east to eastern boundary of the Olean BTA including the cities of Jamestown, Salamanca and Olean. Coverage will also extend along US 62 from Jamestown south to Warren, PA; along US 6 from I-79 east to Warren, PA and along US 219 from Ellicotteville south to Bradford, PA. This market is scheduled to be substantially operational by October 31, 2001.

The coverage area for Horizon's Northeastern Pennsylvania Cluster and I-79 corridor will be enhanced to extend coverage to neighboring smaller communities and connecting highways as depicted in the Exhibit 2.1 Map. Enhancements to these markets will be substantially operational no later than October 31, 2001.

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

                                          [***] CONFIDENTIAL TREATMENT REQUESTED

Horizon Addendum III
Exhibit A

                         2000 Affiliate Services Pricing
                                  Exhibit 2.1.1
                      Available Services and Fees Schedule

                                                    Revision Date: June 30, 1999


                                                                                                                        Effective
                                              '98/'99        2000                                                       Settlement
Available Services            Affiliate        Price         Price                                  Driver                Date*
--------------------------- --------------- ------------- ------------   -------------------------------------------- --------------

Activation                  Type 1 & 2        $    [***]   $      [***]  Per gross activation                           08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Billing                     Type 1 & 2        $    [***]   $      [***]  Per subscriber per month                       08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Customer Care               Type 1 & 2        $    [***]   $      [***]  Per subscriber per month                       08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Directory Assistance        Type 1 & 2        $    [***]   $      [***]  Per call completion                            08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
E-Commerce                  Type 1 & 2        $      -     $      [***]  Per E-Commerce gross activation                01-Jan-00
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Enhanced Voicemail          Type 1 & 2        $    [***]   $      [***]  Per enhanced voicemail subscriber per month    01-Oct-99
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Handset Logistics           All               $    [***]   $      [***]  Per handset shipped                            08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Hal Riney Advertising       All               $    [***]   $      [***]  Per covered pop per month                      01-Aug-99
(Variable
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Hal Riney Advertising       All               $    [***]   $      [***]  Per affiliate per month                        01-Aug-99
(Fixed)
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Inter Service Area Fees     All               $    [***]   $      [***]  Per MOU (Rate may vary based on the            08-Jun-98
(Travel)                                                                 Management Agreement)
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Interconnect Fees           All - Note 1      $    [***]   $      [***]  Per MOU (if Sprint PCS provides switching)     08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Intra-Service Area Travel   All               $    [***]   $      [***]  Per non-local calling area Long  Distance      08-Jun-98
Long Distance                                                            MOU
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
National Platform ($1.00)
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
     HLR                    Type 1 & 2        $    [***]   $      [***]  Per subscriber per month (subject to meeting   08-Jun-98
                                                                         technical standards)
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
     Voicemail              Type 1 & 2        $    [***]   $      [***]  Per subscriber per month                       08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
     NOCC (OSSN)            All               $    [***]   $      [***]  Per subscriber per month (subject to meeting   08-Jun-98
                                                                         technical standards)
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
     Polling Data Unit(PDU) Type 1 & 2        $    [***]   $      [***]  Per subscriber per month                       01-Aug-99
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
     OTAF                   Type 1 & 2        $    [***]   $      [***]  Per subscriber per month                       01-Jan-00
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
     OAM&P                  Type 1 & 2        $    [***]   $      [***]  Per subscriber per month                       01-Jan-00
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
     Operator Services**    Type 1 & 2        $    [***]   $      [***]  Per subscriber per month                       01-Jan-00
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Prepaid Services            Type 1 & 2        $    [***]   $      [***]  Per prepaid subscriber per month               08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Loyalty Welcome             Type 1 & 2        $    [***]   $      [***]  Per gross activation                           01-Aug-99
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Loyalty Retention           Type 1 & 2        $    [***]   $      [***]  Per subscriber per month                       01-Aug-99
--------------------------- --------------- ---- -------- --- ---------- -------------------------------------------- --------------
Roadside Rescue             Type 1 & 2        $    [***]   $      [***]  Per Roadside Rescue subscriber per month       01-Jan-00
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Retail Store and Local t    Type 1 & 2        $    [***]   $      [***]  Per Retail Store/Local Indirect Activation     01-Jan-00
Indirec Channel Costs
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Pro Messaging Plan          Type 1 & 2        $    [***]   $      [***]  Per SMS subscriber per month for up to 200     01-Oct-99
                                                                         messages ($0.10 for additional messages)
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Text Messaging Plan         Type 1 & 2        $    [***]   $      [***]  Per SMS subscriber per month for up to 30      01-Oct-99
                                                                         messages ($0.25 for additional messages)
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Telesales (1-800-480-4PCS)  Type 1 & 2        $    [***]   $      [***]  Per gross telesales activation                 01-Aug-99
(Inbound)
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------


Network Certification       All                                          Price depends on size and complexity           08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Roaming Fees                All                                          Price per MOU (Market Specific)                08-June-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
LD Verification             Type 1 & 2                                   Monthly Charge (Market Specific)               01-Jan-00
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Type 1 Affiliate Long       Type 1                                       Per subscriber per month (Market Specific)     01-Jan-00
Distance
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------
Remote Switching            Type 1                                       Monthly Charge (Market Specific)               08-Jun-98
--------------------------- --------------- ------------- -------------- -------------------------------------------- --------------

* Note: The effective date for all 2000 pricing is January 1, 2000 (however, the settlement will not occur until an effective settlement date is identified) **
Note: The driver for Operator Services changed for 2000 pricing (formally per call attempt)

Note 1 Unless Manager arranges directly per section 1.4.

                                          [***]-CONFIDENTIAL TREATMENT REQUESTED

                                                                        05-19-00
                               Horizon - Exhibit A

------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
                                 Asset                                      Search Ring    Search Ring
Cascade ID   Transfer Stage     Purchase       Site Type     Tower Height    Latitude       Longitude     SPCS Owned Site  Tax Due
                                 Price
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC026      Constructed        n/a        Lattice-Self        195            [***]         [***]          Y
                less BTS                        Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC027       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC028       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC029      Constructed        n/a        Lattice-Guyed       150            [***]         [***]          Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC030         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC045         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC046      Constructed        n/a        Lattice-Self        195            [***]         [***]          Y
                less BTS                        Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC055        On Air         $355,194     Colo-Monopole                      [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC056       Pre-Lease          $0                                           [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC057         Lease         $41,475         Rooftop                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC058         Lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC148         Lease         $41,475      Trans Tower`                       [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC150       Pre-Lease          $0          Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC151         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC152         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC156         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NX33XC157        On Air         $355,194      Colocation                        [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC162      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC164       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC165      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC166      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC167      Constructed        n/a        Lattice-Self        250            [***]         [***]          Y
                less BTS                        Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC168       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC193      Constructed        n/a        Lattice-Self       192.5           [***]         [***]          Y
                less BTS                        Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC194      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC195      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC196       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC197         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC198      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC199      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC200       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC201      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC202         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC203      Constructed        n/a          Monopole          150            [***]         [***]          Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC204         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC205       Pre-Lease          $0        Lattice Guyed                      [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC206         lease         $41,475      Stealth Tower                      [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC208         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC210         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC225       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC228      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC229         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC230         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support

                                          [***]-CONFIDENTIAL TREATMENT REQUESTED
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC264       Pre-Lease          $0          Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC265      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC278      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC279      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC280      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC812      Constructed        n/a        Lattice-Self        250            [***]         [***]          Y
                less BTS                        Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC820         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC830      Constructed        n/a        Lattice-Self        195            [***]         [***]          Y
                less BTS                        Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC834         Lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC842         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC862      Pre-Leased          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC900       Pre-Lease          $0          Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC901         Lease         $41,475       Trans Tower                       [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC902      Constructed      $233,520        Rooftop                         [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC903         Lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC904       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC905      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC906         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC907         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC908       Pre-Lease          $0         Trans tower                       [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC909      Constructed        n/a          Monopole          145            [***]         [***]          Y
                less TBS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC910      Constructed        n/a          Monopole          140            [***]         [***]          Y
                less TBS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC911         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC912         Lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC913      Constructed      $233,520        Rooftop                         [***]         [***]
                less TBS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC914      Constructed      $233,520        Rooftop                         [***]         [***]
                less TBS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC915      Constructed        n/a          Monopole          150            [***]         [***]          Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC916      Constructed        n/a          Monopole          150            [***]         [***]          Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC917      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC918      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC919         Lease         $41,475       Trans Tower                       [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC920      Constructed      $233,520        Rooftop                         [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC921      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC922         lease         $41,475      Lattice Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC923         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC924       Pre-Lease          $0           Rooftop                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC925         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC926      Constructed        n/a          Monopole          150            [***]         [***]          Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC927      Constructed        n/a          Monopole          180            [***]         [***]          Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC928       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC929         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC930       Pre-Lease          $0          Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC931      Constructed      $211,813      Colocation                        [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC932      Constructed        n/a          Monopole          150            [***]         [***]             Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC933      Constructed        n/a          Monopole          100            [***]         [***]             Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC934      Constructed      $233,520        Rooftop                         [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC935      Constructed        n/a          Monopole          130            [***]         [***]          Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC936      Constructed        n/a          Monopole          200            [***]         [***]          Y
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------

                                          [***]-CONFIDENTIAL TREATMENT REQUESTED

NY33XC937         lease         $41,475         Rooftop                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC938      Constructed      $233,520        Rooftop                         [***]         [***]
                less BTS
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC939         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC940         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC941         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC942         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC943       Pre-Lease          $0         Trans Tower                       [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC944      Constructed        n/a        Lattice-Self        250            [***]         [***]          Y
                less BTS                        Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC945         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC946       Pre-Lease          $0         Trans Tower                       [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC947       Pre-Lease          $0          Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC957         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC958       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC960         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC961         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC962         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC963       Pre-Lease          $0          Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC966         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC978       Pre-Lease          $0         Trans Tower                       [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC992         lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC994       Pre-Lease          $0                                           [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC995         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC160         lease         $41,475      Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
NY33XC161          NTP          $100,725      Colocation                        [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
Total NY =
115
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC919         Lease         $41,475        Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC920       Pre-Lease          $0          Monopole                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC921       Pre-Lease          $0        Lattice-Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC922         lease         $41.475      Lattice Guyed                      [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC923       Pre-Lease          $0         Water Tank                        [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC924       Pre-Lease          $0        Lattice Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC925       Pre-Lease          $0        Lattice Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC926       Pre-Lease          $0         Smoke Stack                       [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC927       Pre-Lease          $0        Lattice Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC928       Pre-Lease          $0        Lattice Guyed                      [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
PL33XC929         lease         $41,475      Lattice Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
Total PL =
11
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
BU33XC051        On Air         $355,194      Colocation         281            [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
BU33XC052        On Air         $355,194      Colocation         240            [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
BU33XC053        On Air         $355,194      Colocation         284            [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
BU33XC054        On Air         $355,194      Colocation         195            [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
BU33XC055        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
BU33XC056        On Air         $157,859      SPCS Tower         350                                             Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
Total BU = 5
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC013         lease         $41,475      Lattice Self                       [***]         [***]
                                                Support
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC032        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC070        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------

                                          [***]-CONFIDENTIAL TREATMENT REQUESTED

CL33XC072        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC080        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC081        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC088        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
Total CL = 7
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC058        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC060        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC061        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC062        On Air         $157,859      SPCS Tower         250            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL03XC227        On Air         $148,368      SPCS Tower         190            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
Total CL = 5
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC016        On Air         $148,368      SPCS Tower         190            [***]         [***]          Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC039        On Air         $267,218       Roof Top                         [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC043        On Air         $256.191      Colocation                        [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC044        On Air         $148,368      SPCS Tower         120            [***]         [***]           Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC053        On Air         $157,859      SPCS Tower         250            [***]         [***]           Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC064        On Air         $157,859      SPCS Tower         250            [***]         [***]           Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC068        On Air         $157,859      SPCS Tower         250            [***]         [***]           Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
Total CL = 7                                                                    [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC063        On Air         $157,859      SPCS Tower         250            [***]         [***]           Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC066        On Air         $157,859      SPCS Tower         250            [***]         [***]           Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC067        On Air         $157,859      SPCS Tower         250            [***]         [***]           Y
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
CL33XC073          NTP          $100,725      Colocation                        [***]         [***]
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------
Total CL = 4
------------ ---------------- ------------- ---------------- ------------- -------------- --------------- ---------------- ---------

Total sites 154            Total Price               [***]
                           Western Subtotal          [***]
                           Total Price with Tax      [***]

                                    Exhibit B
                                 to Addendum III

               Method for Determining Private Valuation of Issuer

(i) Each party engages an nationally recognized investment bank to provide a valuation of the Issuer's fair market value.

(ii) If the higher valuation is equal to or less than 110% of the lower valuation, the mean of the two valuations is used.

(iii) If the higher valuation is greater than 110% of the lower valuation, and the selling party's valuation is the lower valuation, the mean of the two valuations is used.

(iv) If the higher valuation is greater than 110% of the lower valuation, and the acquiring party's valuation is the lower valuation, the respective investment banks engaged by the parties' will agree upon a third independent investment bank to provide a third valuation.

(v) If the third valuation falls outside of the two initial valuations, the initial valuation closest to the third valuation is used.

(vi) If the third valuation falls within the initial valuation range and is within 5% of the mean of the initial valuations, the third valuation is used.

(vii) If the third valuation falls within the initial valuation range, but is not within 5% of the mean of the initial valuations, the mean of the third valuation and the nearest initial valuation is taken.

                                    EXHIBIT C
                                 TO ADDENDUM III

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THIS WARRANT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, NOR WILL AN ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER OF THIS WARRANT BY THE ISSUER, UNLESS (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO THE SHARES AND THE TRANSFER SHALL THEN BE IN EFFECT, OR (2) IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, THE SHARES ARE TRANSFERRED IN A TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS.

IN ADDITION TO AND NOT IN LIMITATION OF THE FOREGOING, THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 10(b) HEREOF. THE SHARES OF COMMON STOCK ISSUED OR ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 6 OF THIS WARRANT.


                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                                Horizon PCS, Inc.
                            (A Delaware Corporation)


                       DATED AS OF ________________, 200_

VOID AFTER 5:00 P.M., CENTRAL STANDARD TIME, ON _________________, 200__



          Horizon PCS, Inc., a Delaware corporation (the "Company"), hereby certifies that Sprint Spectrum L.P., a Delaware limited partnership ("Sprint PCS"), is entitled, subject to the terms set forth below, to purchase from the Company, at the time, in the amounts and during the period described in Section 3 below, that number of shares of Common Stock of the Company determined pursuant to the provisions of Section 2 below, at the Purchase Price (as defined below) then in effect.

1.        Definitions.

          "Affiliate" any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, Sprint PCS.

          "Common Stock" means the Company's $0.__ par value per share Class A common stock and stock of any other class of the equity of the Company into which such shares may hereafter have been changed.

          "Conversion Price" means the price per share for which Common Stock is issuable upon the conversion or exchange of Convertible Securities, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exchange of such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

          "Convertible Securities" means any securities issued by the Company or an Affiliate of the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

          "Exercise Term" means (i) if this Warrant is issued at the time of closing of the IPO, any time between January 1, 2003 and the date ten years after the Grant Date or (ii) if no IPO has been completed by the Company as of July 31, 2003, any time between July 31, 2003 and the date seven years after the Grant Date.

          "Grant Date" shall mean the date of the closing of the IPO, if this Warrant is issued at the time of closing of the IPO, or July 31, 2003, if no IPO has been completed by the Company as of July 31, 2003.

          "IPO" shall have the meaning set forth in Section 2(a) hereof.

          "Market Price" of a share of Common Stock on any day means (i) the average closing price of a share of Common Stock for the twenty (20) consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or (ii) if not listed or admitted to trading on any national securities exchange, the average of the last reported sales price for the twenty (20) consecutive trading days preceding such day on the Nasdaq National Market, or (iii) if not traded on the Nasdaq National Market, the average of the highest reported bid and the lowest reported asked prices on each of the twenty (20) consecutive trading days preceding such day in the over-the-counter market as furnished by the National Association of Securities Dealers automated quotation system, or (iv) if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company.

          "Purchase Price" shall have the meaning set forth in Section 3(c) hereof.

         "Qualifying Private Placement" shall mean a private placement of equity securities of the Company for cash, excluding the issuance of stock upon the exercise of options issued by the Company to employees, officers or directors or pursuant to any stock plan approved by the Board of Directors of the Company or the exercise of warrants issued by the Company in connection with bona fide vendor, leasing or lending transactions.

          "Registered Holder" means Sprint PCS, together with its successors and permitted assigns.

          "Strike Price" means the price per share for which Common Stock is issuable upon the exercise of any rights, options or warrants for the purchase of Common Stock, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the grant of such rights, options or warrants, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options or warrants, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants.

          "Warrant Stock" means the shares of Common Stock or New Securities acquired or acquirable upon exercise of this Warrant, any shares of Common Stock or New Securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares of Common Stock, or any other interest in the Company that has been or may be acquired upon exercise of this Warrant.

2.        Shares to be Issued Upon Exercise.

          (a) If the Company is issuing this Warrant at the time of closing its initial public offering of shares of capital stock for cash (the "IPO"), the Registered Holder shall be entitled to purchase from the Company 2,510,460 shares of Common Stock or New Securities, as the case may be, which number of shares shall not be less than 3% or more than 4.2% of the total equity of the Company, on a fully-diluted basis, outstanding immediately after the closing of the IPO (including, if applicable, shares issued upon exercise of the underwriters over-allotment options).

          (b) If the Company is issuing this Warrant after July 31, 2003 and the Company has not completed an IPO by such date, the Registered Holder shall be entitled to purchase from the Company, at any time during the Exercise Term, the number of shares of Common Stock equal to 3.0% of the outstanding equity of the Company, on a fully-diluted basis, on July 31, 2003.

3.        Exercise of Warrant.

          (a) This Warrant may be exercised at any time during the Exercise Term by the Registered Holder in whole or in part, and from time to time, by surrendering this Warrant, with the purchase form appended hereto as Annex B duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

          (b) The Purchase Price may be paid by a check drawn on the bank account of the Registered Holder or by the surrender of shares of Warrant Stock or Common Stock having either (i) a Market Price, as of the date of the surrender, equal to the Purchase Price, or (ii) if the Company has not completed an IPO, a Privately Held Share Price (as defined below), as of the date of the surrender, equal to the Purchase Price.

          (c) As used herein, the term "Purchase Price," with respect to a share of Warrant Stock, shall mean (i) the initial price per share to the public if the Company is issuing this Warrant at the time of closing its IPO, or (ii) if the Company is issuing this Warrant after July 31, 2003 and the Company has not completed an IPO by such date, the lower of (X) the Private Valuation amount as of July 31, 2003, as determined in accordance with Annex C attached hereto, divided by the total number of outstanding shares of the Company, on a fully-diluted basis, as of such date or (Y) the most recent arms' length negotiated per share price in a Qualifying Private Placement; if such Qualifying Private Placement occurred within one year prior to the Grant Date of the Warrant (the lower of (X) or (Y) being referred to as the "Privately Held Share Price"); provided, however, that, with respect to (A), if the Company issues or sells any shares of Common Stock after the Grant Date at an issuance or sale price (the "Issuance Price") less than the Purchase Price, or if the Company issues or sells any Convertible Securities after the Grant Date at a Conversion Price less than the Purchase Price or if the Company issues, grants or sells options, warrants or similar rights to subscribe for or to purchase shares of Common Stock or Convertible Securities after the Grant Date, whether or not such options, warrants or rights are immediately exercisable, and the Strike Price is less than the Purchase Price, then, in each such case, without any action on the part of the Company or the Registered Holder, the Purchase Price shall be decreased as follows: upon such issue, grant or sale, the Purchase Price for the Warrant Stock whose Purchase Price is higher than the said per share consideration shall be reduced to the price (calculated to the nearest tenth of a cent) determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable which are not outstanding but subject to outstanding warrants, options and similar purchase rights) multiplied by the then existing Variable Purchase Price, and (b) the consideration, if any, received, or deemed to have been received by the Company pursuant to such issue, grant or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue, grant or sale (including as outstanding all shares of Common Stock issuable which are not outstanding but subject to outstanding warrants, options and similar purchase rights); provided, further, that upon each adjustment of the Purchase Price for any share of Warrant Stock issuable hereunder at the Purchase Price as provided above, the Registered Holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price after such adjustment. To the extent that an adjustment is made hereunder upon the issuance or sale of a Convertible Security or an option, warrant or similar right, no further adjustment shall be made when the Convertible Security is converted or the option, warrant or similar right is exercised. To the extent any option, warrant or similar right expires without exercise, the Purchase Price shall be adjusted upward to reflect that no issuance was made. No adjustment shall be made with respect to the Warrant Stock issued hereby with respect to the issuance of Common Stock upon the exercise of options, warrants, or similar rights existing as of the Grant Date.

          (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 3(a) above. At such time, the person(s) or entity(ies) in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 3(e) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

          (e) As soon as practicable after each exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 5 hereof; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, with a new Section 2 reflecting the number of shares of Warrant Stock then purchasable under Section 2 on the date of such exercise minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 3(a) above.

4.        Adjustments.

          (a) Adjustment of Purchase Price Amount Upon Stock Splits, Dividends, Distributions and Combinations. In case the Company shall, after the Grant Date, subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities which are convertible with no additional consideration into shares of Common Stock, the Purchase Price for all Warrant Stock issuable at the Purchase Price at the time of such subdivision or stock dividend or distribution shall be proportionately reduced (treating for such purpose any such shares of Convertible Securities outstanding as being the number of shares of Common Stock issuable upon their conversion); and conversely, in case the shares of Common Stock of the Company shall be combined into a smaller number of shares after the Grant Date, the Purchase Price for all Warrant Stock issuable at the Purchase Price at the time of such combination shall be proportionately increased.

          (b) Reorganization or Reclassification. In case of any capital reorganization, or of any reclassification of the capital stock, of the Company (other than a change in par value or from par value to no par value or from no par value to par value), or any consolidation or merger of the Company with another corporation or other entity, or the sale of all or substantially all of the assets of the Company which shall be effected in a manner by which the holders of Common Stock shall be entitled (either directly or upon subsequent liquidation) to equity securities with respect to or in exchange for Common Stock, then this Warrant shall, after such capital reorganization, reclassification of capital stock, merger or sale of assets, entitle the Registered Holder hereof to purchase the kind and number of shares of stock or other securities of the Company, or of the entity resulting from such consolidation (the "Surviving Entity") to which the Registered Holder hereof would have been entitled if it had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale of assets.

          (c) Change in Strike Price,  Conversion  Price or Conversion  Rate. If
(A) the Strike Price for any right, option or warrant for the purchase of Common Stock, (B) the Conversion Price of any Convertible Security or (C) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes after the Grant Date (other than by reason of provisions designed to protect against dilution), the Purchase Price for all shares of Warrant Stock issuable immediately prior to the time such event occurs at the Purchase Price shall be readjusted to the Purchase Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities still outstanding provided for such changed Strike Price, Conversion Price or conversion rate, as the case may be, at the time such rights, options or warrants were initially granted or such Convertible Securities were initially issued.

          (d) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold in whole or in part for consideration other than cash, the amount of such consideration shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

          (e) Computation of Adjustments. Upon each computation of an adjustment in the Purchase Price for any share of Warrant Stock issuable hereunder at the Purchase Price, the Purchase Price for all such shares of Warrant Stock shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the highest cent) and the shares which may be purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made, however, if the change in the Purchase Price for any such share of Warrant Stock would be less than $.01 per share, but any such lesser adjustment shall be made at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.01 per share or more.

         (f) Certain Prohibited Adjustments. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which would cause an adjustment of the Purchase Price to less than the par value of the Common Stock.

          (g) Notice of Adjustment of Purchase Price. Upon any adjustment of the Purchase Price for any share of Warrant Stock issuable hereunder or in the occurrence of any event which should result in an adjustment to the Purchase

Price for any share of Warrant Stock issuable hereunder, the Company shall promptly give written notice thereof to the Registered Holder of this Warrant, which notice shall state the Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant.

5.        Fractional Shares.

          The Company shall not be required to issue fractional shares upon the exercise of this Warrant. If the Registered Holder would be entitled upon the exercise of any rights evidenced hereby to receive a fractional interest in a share of Common Stock, the Company shall, upon such exercise, pay in lieu of such fractional interest an amount in cash equal to the value of such fractional interest, calculated based upon the Market Price as of the date this Warrant is exercised.

6.        Limitation on Sales.

          (a) The Registered Holder, and each subsequent holder of this Warrant, if any, acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), or under any applicable state securities laws and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable Blue Sky or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company and the Registered Holder, that such registration and qualification are not required. Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Stock to be issued upon the particular exercise of this Warrant shall have been effectively registered under the Act and under any applicable state securities laws, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the Registered Holder shall be bound by the provisions of a legend to such effect on the certificate(s) representing the Warrant Stock. In addition, without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Stock until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

          This Warrant and all Warrant Stock issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

         "THE SECURITES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN

         EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AS TO THE SECURITIES EVIDENCED HEREBY AND REGISTRATION OR QUALIFICATION OF THE
         SECURITIES EVIDENCED HEREBY UNDER ANY APPLICABLE BLUE SKY OR STATE SECURITIES LAWS THEN IN EFFECT OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND THE HOLDER OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED AND (iii) OTHERWISE COMPLYING WITH THE PROVISIONS OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have been terminated. In addition, in connection with the issuance of this Warrant, the Registered Holder specifically represents to the Company by acceptance of this Warrant as follows:

               (1) The Registered Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

               (2) The Registered Holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

               (3) The Registered Holder further understands that (A) this Warrant must be held indefinitely and may not be transferred except in compliance with Section 10(b) hereof and (B) the Warrant Stock must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Registered Holder is aware of the provisions of Rule 144, promulgated under the Act.

               (4) The Registered Holder represents that it is an "accredited investor" as defined in Rule 501(a) under the Act.

          (b) Disposition of Warrant or Warrant Stock. With respect to any permissible offer, sale or other disposition of this Warrant or any Warrant Stock acquired pursuant to the exercise of this Warrant prior to registration, if any, of such Warrant or Warrant Stock, the Registered Holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Warrant Stock and indicating whether or not under the Act certificates for this Warrant or such Warrant Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion, the Company, as promptly as practicable shall notify such Registered Holder that such holder may sell or otherwise dispose of this Warrant or such Warrant Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6(b) that the opinion of counsel for the Registered Holder is not reasonably satisfactory to the Company, the Company shall so notify the Registered Holder promptly with details thereof after such determination has been made. Each certificate representing this Warrant or the Warrant Stock thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Registered Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c) The Registered Holder agrees, if requested by the Company or the representative of the underwriters underwriting an offering of Common Stock (or other securities of the Company) from time to time, not to sell or otherwise transfer or dispose of any Warrant Stock then held by the Registered Holder 15 days prior to effectiveness of any registration statement covering shares of Common Stock and for up to 180 days (or such shorter period as may be required of a majority of the executive officers of the Company) following the effective date of any registration statement of the Company filed under the Act (other than registrations filed pursuant to the Registration Rights Agreement dated __________________ between the Company and Sprint PCS). Such agreement shall be in writing in a form satisfactory to the Company and such representative. The Company may impose stop-transfer instructions with respect to the Warrant Stock subject to the foregoing restriction until the end of such period.

7.        Notices of Record Date, Etc.

          In the event that:

          (a) the Company shall set a record date for the purpose of entitling or enabling the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b) there shall occur any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company, or

          (c) there shall occur any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the effective date of such reorganization, reclassification, consolidation, merger or transfer or
(iii) the date of such dissolution, liquidation or winding-up is to take place, and also specifying, if applicable, the date and time as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

8.        Reservation of Stock.

          The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

9.        Replacement of Warrants.

          Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.       Transfers, Etc.

          (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. The Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

          (b) This Warrant shall not be transferable by the Registered Holder and shall be exercisable only by the Registered Holder; provided that this Warrant may be transferred to, and may be exercisable by, any company that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Sprint PCS, provided (i) written notice of such transfer is given to the Company, and (ii) such transfer is made in compliance with all laws, including securities laws, and the transferor provides to the Company an opinion with respect thereto from counsel reasonably acceptable to the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11.       Mailing of Notices, Etc.

          All notices and other communications from the Company to the Registered Holder of this Warrant shall be sent by (a) U.S. mail by first-class certified or registered mail, postage prepaid, or (b) express courier such as Federal Express or similar reputable delivery service, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its offices at _____________ ___________________________________________, or such other address as the
Company shall so notify the Registered Holder.

12.       No Rights as Stockholder.

          Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

13.       Change or Waiver.

          Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

14.       Headings.

          The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15.       Governing Law.

          This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

16.       Preemptive Rights of Registered Holder.

          If and when the Registered Holder exercises its right to acquire capital stock of the Company by exercising all or a portion of its Warrant, the Registered Holder shall have the right to maintain its Pro Rata Share (as defined below) of the Company by purchasing shares of capital stock of the Company in accordance with the following:

          (a) The Company agrees that it shall not sell or issue for cash any shares of capital stock of the Company, or other securities convertible into or exchangeable for capital stock of the Company, or options, warrants or rights carrying any rights to purchase capital stock of the Company unless the Company first submits a written offer to the Registered Holder, identifying the terms of the proposed sale (including cash price, number or aggregate principal amount of securities and all other material terms).

          (b) Pursuant to such notice, the Company shall offer to the Registered Holder the opportunity to purchase its Pro Rata Share of the securities proposed to be sold by the Company on terms and conditions, including price, not less favorable to the Registered Holder than those on which the Company proposes to sell such securities to a third party. "Pro Rata Share" shall mean that portion of the total number of securities proposed to be sold or otherwise issued by the Company determined by a fraction (i) the numerator of which is the aggregate number of shares of Common Stock owned by the Registered Holder immediately prior to any proposed sale or other issuance of securities (assuming the full conversion of any shares of the capital stock of the Company held by the Registered Holder that are convertible into shares of Common Stock and exercise of the right to purchase Common Stock under this Warrant that have not been exercised by the Registered Holder); and (ii) the denominator of which is the total number of shares of Common Stock owned by all such parties owning Common Stock, assuming the exercise of all outstanding options, warrants, and other rights to acquire Common Stock (or securities convertible into Common Stock) and the full conversion of any shares of the capital stock of the Company convertible into shares of Common Stock.

          The Company's offer to the Registered Holder shall remain open and irrevocable for a period of fifteen (15) days. Any securities so offered which are not purchased pursuant to such offer may be sold by the Company, at any time within one hundred twenty (120) days following the termination of the above referenced 15-day period, but such securities may not be sold on terms and conditions, including price, that are more favorable to the purchaser than those set forth in the written offer submitted to the Registered Holder. No securities may be sold by the Company after such 120-day period without renewed compliance with this Section 16.

          Notwithstanding the foregoing, the Company may (i) issue options, warrants or rights to subscribe for shares of its Common Stock (as appropriately adjusted for stock splits, stock dividends and the like) to officers, employees and directors of the Company pursuant to the terms of any stock option plan approved by the Board of Directors of the Company and may issue shares of its Common Stock upon the exercise of any such stock options, or upon exercise of warrants outstanding as of the date of this Agreement, (ii) issue shares of its capital stock in connection with the acquisition of another company or the business or assets of another company; (iii) issue warrants, options or other rights to acquire capital stock (or the issuance of capital stock upon the exercise of such rights) in connection with a bona fide vendor, leasing or lending transaction or a high yield notes or debentures offering, in each such case without compliance with this Section 16.


                                    Horizon PCS, Inc.



                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

Dated:______________________, 200_

                                     ANNEX A

                                WARRANT SCHEDULE
`


                  Number of Shares of Warrant Stock
Date                 Issuable Pursuant to Warrant               Purchase Price

                                     ANNEX B

                                  PURCHASE FORM


To:      __________________
         __________________
         __________________


          The undersigned pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase ___________ shares of the Common Stock (the "Common Stock") covered by such Warrant and herewith makes payment of $_______, representing the full purchase price for such shares at the price per share provided for in such Warrant.

          The undersigned understands and acknowledges the terms and restrictions on the right to transfer or dispose of the Common Stock set forth in Section 6 of the attached Warrant, which the undersigned has carefully reviewed. The undersigned consents to the placing of a legend on its certificate for the Common Stock referring to such restrictions and the placing of stop transfer orders until the Common Stock may be transferred in accordance with the terms of such restrictions.


                                   By:_________________________________
                                   Name:_______________________________
                                   Title:______________________________


                                   Date:_______________________________

                                     ANNEX C

               METHOD FOR DETERMINING PRIVATE VALUATION OF ISSUER


(i) Each party engages an nationally recognized investment bank to provide a valuation of the Issuer's fair market value at the Grant Date.

(ii) If the higher valuation is equal to or less than 110% of the lower valuation, the mean of the two valuations is used.

(iii) If the higher valuation is greater than 110% of the lower valuation, and the selling party's valuation is the lower valuation, the mean of the two valuations is used.

(iv) If the higher valuation is greater than 110% of the lower valuation, and the acquiring party's valuation is the lower valuation, the respective investment banks engaged by the parties' will agree upon a third independent investment bank to provide a third valuation.

(v) If the third valuation falls outside of the two initial valuations, the initial valuation closest to the third valuation is used.

(vi) If the third valuation falls within the initial valuation range and is within 5% of the mean of the initial valuations, the third valuation is used.

(vii) If the third valuation falls within the initial valuation range, but is not within 5% of the mean of the initial valuations, the mean of the third valuation and the nearest initial valuation is taken.

                                                                       EXHIBIT D
                                                                 TO ADDENDUM III

                         Registration Rights Agreement

          This Registration Rights Agreement (the "Agreement") dated as of ________________, 2000____, is entered into by and among Horizon PCS, Inc., a Delaware corporation (the "Company"), and Sprint Spectrum L.P., a Delaware limited partnership ("Sprint PCS").

                                 R E C I T A L S

          A. Sprint PCS and the Company are parties to an Addendum III to the Sprint PCS Management Agreement and an Asset Purchase Agreement each dated as of May __, 2000 (the "Sprint Agreements"). In connection with the Sprint Agreements, the Company issued Sprint PCS a warrant (the "Warrant"), to purchase a number of shares of Common Stock (as defined below) as set forth in the Warrant (the "Warrant Shares").

          B. The execution of this Agreement is a condition precedent to the closing of the transactions contemplated by the Sprint Agreements and the Warrant.

          C.   Sprint  PCS  and  the  Company   desire  that  the   transactions
contemplated by the Sprint Agreements and the Warrant be consummated.

          NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

          1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               "Common Stock" shall mean the common stock of the Company.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               "Holder" shall mean any holder, or an assignee under Section 12 hereof, of outstanding Registrable Securities.

               "Initiating Holders" shall mean any Holders who in the aggregate are Holders of twenty percent (20%) or more of the outstanding Registrable Securities.

               The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

               "Registrable Securities" shall mean shares of Common Stock (i) held by Sprint PCS or any permitted assignee thereof, (ii) issued or issuable pursuant to the exercise of the Warrant, and (iii) issued in respect of securities issued pursuant to exercise of the Warrant in any stock split, stock dividend, recapitalization, substitution, or similar event; provided, however, that Registrable Securities shall not include any (a) shares of Common Stock which have previously been registered, (b) shares of Common Stock which have previously been sold to the public, or (c) shares of Common Stock that may be sold pursuant to Rule 144 under the Securities Act during any given three month period in compliance with applicable volume limitations.

               "Registration Expenses" shall mean all expenses (excluding underwriting discounts, selling commissions or fees) incurred in connection with a registration under Sections 2, 3 and 5 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the reasonable fees and expenses (not to exceed $25,000) of one counsel for the selling Holders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

               "Restricted Securities" shall mean the securities of the Company not issued or sold pursuant to a registered public offering.

               "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "Selling Expenses" shall mean all underwriting discounts, selling commissions and fees applicable to the sale of Registrable Securities and all other expenses which are not Registration Expenses.

                  "Shares" shall mean shares of the Company's Common Stock.

          2. Requested Registration.

          (a) Request for Registration. If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to at least that number of Registrable Securities which would result in an aggregate offering of at least $2,000,000, the Company will:

                    (i)   promptly   give   written   notice  of  the   proposed
          registration to all other Holders; and

                    (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within fifteen (15) business days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2:

                              (A) In any  particular  jurisdiction  in which the
                    Company would be required to qualify to transact business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already so qualified or subject to service in such jurisdiction and except as may be required by the Securities Act; or

                              (B) Prior to such time as the Company qualifies to
                    effect such registration on Form S-3.

          Subject to the foregoing clauses (A) and (B), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and the Holders for such registration statement to be filed on or before the time filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing (but not more than once during any twelve (12) month period) for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders.

          The registration statement filed pursuant to the request of the Initiating Holders, may, subject to the provisions of Section 2(b) below, include other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no right to include any of its securities in any such registration except as provided in Section 2(b) below.

          (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2, and the Company shall include such information in the written notice referred to in Section 2(a)(i) above. The right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

          If officers or directors of the Company shall request inclusion of securities of the Company other than Registrable Securities in any registration pursuant to Section 2, or if holders of securities of the Company who are entitled by contract with the Company to have securities included in such a registration (such officers, directors, and other investors being collectively referred to as the "Other Stockholders") request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance of the terms of the underwriting. The Company shall (together with all Holders and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters (the "Underwriter") selected for such underwriting by the Company and reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 2, if the Underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following priority: first, among all Holders of Registrable Securities (and pro rata among such holders on the basis of all Registrable Securities then held by such holders) and second, among all Other Stockholders in proportion, as nearly as practicable, to the amounts of securities which they had requested to be included in such registration at the time of filing the registration statement. If any Holder or Other Stockholder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the Underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the Underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (c) The Holders may request an unlimited number of registrations hereunder, provided that:

                    (i) The Company shall not be obligated to cause a registration to become effective prior to one hundred eighty (180) days following the effective date of a Company-initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule
          145), provided that the Company shall use its best efforts to achieve such effectiveness promptly following such one hundred eighty (180) day period;

                    (ii) The Company shall not be obligated to cause a registration to become effective prior to expiration of one hundred eighty (180) days following the effective date of the most recent registration pursuant to a request by Initiating Holders under this Agreement or pursuant to a request by a holder of registration rights under any other agreement of the Company granting demand registration rights; provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such one hundred eighty (180) day period; and

                    (iii) The Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period exceeding one hundred eighty (180) days from the effective date thereof. The Company shall give notice to all Holders and all holders of registration rights under any other agreement of the Company granting similar demand registration rights of the receipt of a request for registration pursuant to this Section 2 and shall provide a reasonable opportunity for all such other holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of
          Registrable Securities to the extent requested by the Holder or Holders thereof for purposes of disposition. In the event the Underwriter determines that market factors require a limitation on the number of shares to be underwritten, then shares shall be excluded from such registration and underwriting pursuant to the method described in Section 2(b).

          3. Company Registration.

          (a) If the Company shall determine to register any of its securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                    (i) promptly give to each Holder written notice thereof; and

                    (ii) include in such registration, and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within fifteen (15) business days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 3(b) below. Such written request may specify all or a part of a Holder's Registrable Securities.

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event, the right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter selected for underwriting by the Company. Notwithstanding any other provision of this Section 3, if the Underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, first to the Company, second to any security holder exercising a demand registration right and third to all other security holders, including Holders in the registration, on a pro rata basis based on the number of securities requested to be included in the registration. If any Holder or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the Underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered, provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders, the registration statement does not become effective, unless such withdrawal is caused by a material adverse change in the business or operations of the Company, after such request for registration, or unless the Initiating Holders agree to have such registration considered a registration pursuant to Section 2(a). If the Company is not required to pay any Registration Expenses, then the Holders and Other Stockholders requesting registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request, and such registration shall not be considered a registration for purposes of Section 2(a).

          5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised as to the initiation of such registration and as to the completion thereof. At its expense, the Company will:

          (a) Keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and

          (c) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions.

          6. Indemnification.

          (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, if Registrable Securities held by such Holder are included in the securities with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act including any rule or regulation thereunder applicable to the Company relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein; and provided further, that the Company shall not be liable to any Holder with respect to any preliminary prospectus to the extent that any such claims, losses, damages and liabilities of such Holder (or actions in respect thereof) result from the fact that such Holder sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the final prospectus (excluding documents incorporated by reference) or of the final prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Holder in compliance with this Agreement and the claims, losses, damages and liabilities of such Holder (or actions in respect thereof) result from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the final prospectus (or the final prospectus as then amended or supplemented).

          (b) Each Holder and Other Stockholder will, if Registrable Securities or other securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers and agents and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and Other Stockholder and each of their officers, directors and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and any violation of the Securities Act by any such person, including any rule or regulation thereunder applicable to such person relating to action or inaction required by such person in connection with such registration, qualification of compliance and will reimburse the Company and such Holders, Other Stockholders, directors, officers, agents, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating of defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Holder or Other Stockholder and stated to be specifically for use therein; provided, that in no event shall any indemnity by any Holder or Other Stockholder under this Subsection 7(b) exceed net proceeds received by such Holder or Other Stockholder from the offering out of which such claims, losses, damages or liabilities (or actions in respect thereof) arise.

          (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent the Indemnifying Party is prejudiced thereby. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each

Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as all Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          7. Covenants of Holders.

          (a) If any Registrable Securities are included in a registration statement pursuant to the terms of this Agreement, each Holder will not (until further notice) effect sales thereof after receipt of written notice from the Company of the occurrence of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, in order to permit the Company to correct or update the registration statement or prospectus, provided that the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period said suspension is in effect.

          (b) If any Registrable Securities are being registered in any registration pursuant to this Agreement, each Holder will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, and any rules promulgated thereunder by the SEC and, at the request of the Company, will execute and deliver to the Company an appropriate agreement to such effect.

          (c) At the end of the period during which the Company is obligated to keep a registration statement current and effective as described herein, each Holder shall discontinue sales pursuant to such registration statement, unless the Holder has received written notice from the Company of its intention to continue the effectiveness of such registration statement with respect to any securities which remain unsold.

          (d) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities that any Holder requesting registration shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities or as shall otherwise reasonably be requested by the Company.

          8. Limitations on Subsequent Registration Rights. The Company represents and warrants that it has not granted registration rights, and agrees that, from and after the date of this Agreement, it shall not, without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities, enter into any agreement (or any amendment or waiver of the provisions of any agreement) with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights, the terms of which in terms of inclusion priority are more favorable than the registration rights granted to Holders hereunder.

          9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, and in order to make available Form S-3 for the registered resale of Registrable Securities in accordance with this Agreement (which availability of Form S-3 the parties hereto acknowledge is not expected to begin prior to one year after the effective date of the Company's initial public offering of securities), the Company agrees to:

          (a) Make and keep "public information" available as that term is understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

          (c) So long as Sprint PCS owns any Registrable Securities, furnish to Sprint PCS forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

          10. Aggregation of Stock. All shares of Common Stock held or acquired by entities, partnerships, former partnerships or persons affiliated with a Holder or family members of such Holder, or trusts, the beneficiaries of which are affiliated entities or persons and/or family members of such Holder, shall be aggregated together for the purpose of determining the availability or discharge of any rights of such Holder under this Agreement. Any such affiliated group shall be entitled to designate one person as a representative of such group for the purpose of exercising any right or undertaking any obligation of such group hereunder, and the Company shall be entitled to rely on the representative for such purposes.

          11. Transfer or Assignment of Registration Rights. The rights to cause the Company to register Sprint PCS's securities granted to Sprint PCS by the Company under Sections 2, 3 and 5 hereof may be transferred or assigned by Sprint PCS to a transferee or assignee of at least 20% of the Registrable Securities, provided that the transferee or assignee of such rights assumes the obligations of Sprint PCS under this Agreement.

          12. Termination of Rights. The provisions of this Agreement shall terminate upon the fifth (5th) anniversary of this Agreement.

          13. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Delaware with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

          14. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereof.

          15. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger or by facsimile or overnight courier service, addressed (a) if to Sprint PCS, at the address set forth on the signature page of this Agreement, or at such other address as Sprint PCS shall have furnished to the other parties hereto in writing, or (b) if to any other Holder of any securities, at such address as such Holder shall have furnished the other parties hereto in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, at the address of its principal offices set forth on the signature page of this Agreement, or at such other address as the Company shall have furnished to the other parties hereto in writing.

          16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          17. Amendments. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and Sprint PCS (or its assignees to whom Sprint PCS has expressly assigned its rights in compliance with Section 12 hereof) who then hold at least a majority of the Registrable Securities then held by persons entitled to registration rights hereunder, provided further, any such amendment, waiver or modification applies by its terms to Sprint PCS and each such assignee and, provided further, that Sprint PCS or such assignees hereunder may waive any Holder's rights or the Company's obligations hereunder without obtaining the consent of any additional Holders.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                HORIZON PCS, INC.
                                ____________________________
                                ____________________________

                                By:____________________________
                                        Name:__________________________
                                        Title:_________________________




                                SPRINT SPECTRUM L.P.
                                4900 Main, 12th Floor
                                Kansas City, Missouri 64112

                                By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                                                       EXHIBIT E
                                                                 TO ADDENDUM III


                            ASSET PURCHASE AGREEMENT

          This Asset Purchase Agreement (the "Agreement") is made and entered into as of May__, 2000, by SPRINT SPECTRUM L.P., SPRINT SPECTRUM REALTY COMPANY, L.P., SPRINT SPECTRUM EQUIPMENT COMPANY, L.P., PHILLIECO, L.P., all of which are Delaware limited partnerships, SPRINTCOM, INC., a Kansas corporation, and SPRINTCOM EQUIPMENT COMPANY, L.P., a Delaware limited partnership (collectively, "Seller"), and Horizon Personal Communication, Inc., an Ohio corporation ("Buyer").

          Recitals

          A. Seller owns or leases those cell sites identified on the attached Exhibit A (the "Cell Sites").

          B. Buyer desires to acquire the Cell Sites and certain other assets of Seller with respect to the Cell Sites, and assume the Assumed Liabilities (as defined in Section 4 below), and Seller desires to sell such Cell Sites and assets and have Buyer assume the Assumed Liabilities, upon the terms and conditions set forth in this Agreement.

          Agreements

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement the parties hereto agree as follows:

          1. Transfer of Assets. Subject to the terms and conditions of this Agreement, Seller agrees to sell, convey and assign to Buyer, and Buyer agrees to purchase from Seller, all of Seller's right, title and interest in the Cell Sites, and all contractual rights and remedies of Seller (if any and to the extent transferable by Seller) against service providers who have provided services for which they have been compensated with respect to the Cell Sites (collectively, the "Assets"), free and clear from all liens created by Seller other than the Assumed Liabilities. The final closing will occur on September 30, 2000; provided, however, that, upon ten (10) business days prior written notice, Buyer will have the right, from time to time, assuming the required landlord consents have been obtained, to purchase clusters of assets prior to September 30, 2000, by paying the full Purchase Price for such assets to Seller (each closing being referred to as the "Closing").

          2. Purchase Price. The purchase price for the Assets (the "Purchase Price") will equal the sum of:

               (i)  $41,475 per Cell Site through lease execution;

               (ii) $100,725 per Cell Site through notice to proceed (i.e., Cell
                    Site is construction-ready);

               (iii)per Cell Site constructed (without optimization) as follows:

                    (a)  $412,722 per Cell Site tower less than 100 feet tall,
                    (b)  $471,177 per Cell Site tower between 100-200 feet tall,
                    (c) $461,366 per Cell Site tower greater than 200 feet tall,
                    (d)  $346,306 per Cell Site co-locate,
                    (e)  $368,012 per rooftop Cell Site, or
                    (f)  $230,483 per build-to-suit Cell Site;

               (iv) per Cell Site constructed (with optimization) as follows:

                    (a)  $421,610 per Cell Site tower less than 100 feet tall,
                    (b)  $480,064 per Cell Site tower between 100-200 feet tall,
                    (c) $470,224 per Cell Site tower greater than 200 feet tall,
                    (d)  $355,194 per Cell Site co-locate,
                    (e)  $376,900 per rooftop Cell Site, or
                    (f)  $239,370 per build-to-suit Cell Site;

               (v) per cell Site constructed (excluding any base transmission station) as follows:

                    (a)  $249,500 per Cell Site tower less than 100 feet tall,
                    (b)  $295,361 per Cell Site tower between 100-200 feet tall,
                    (c) $274,273 per Cell Site tower greater than 200 feet tall,
                    (d)  $211,813 per Cell Site co-locate,
                    (e) $233,520 per rooftop Cell Site, or (f) $233,520 per rooftop Cell Site; and

               (vi) per Cell  Site  located  on a tower  retained  by  Seller as follows:

                    (a)  $137,952 per Cell Site tower less than 100 feet tall,
                    (b) $148,368 per Cell Site tower between 100-200 feet tall, or
                    (c) $157,859 per Cell Site tower greater than 200 feet tall.

               Each Cell Site will be allocated to only one stage of development completion, as described above. Cell Sites in a state of partial stage completion will be brought to full completion of such stage by Seller prior to Closing and will be priced accordingly.

               The parties acknowledge that Seller may, in its sole discretion, retain towers owned by it, and Buyer will locate its equipment on such tower sites.

               The parties agree that, on or before the Closing Date, they shall determine an allocation of the Purchase Price among the Assets, which allocation will be the result of arm's-length negotiations between the parties as to the price of each item or category of items of the Assets, and neither party will make any claim or treat any item on its tax returns in a manner that is inconsistent with such allocation.

          3. Review Period. For a period of 30 days commencing on the date this Agreement is executed by both parties (the "Review Period"), Buyer and its representatives may review such documents and make, or cause to be made by agents or contractors of Buyer's choosing, any and all physical, mechanical, environmental, structural or other inspections of the Assets as Buyer deems appropriate and as maintained in the ordinary course by Seller. For purposes of such review and inspection, Seller will make available to Buyer and Buyer's representatives, all documents and records relating to the Assets and the Assumed Liabilities, and shall afford Buyer and Buyer's representatives reasonable access to the Assets and Assumed Liabilities, all during normal business hours.

          (b) If, in Buyer's reasonable discretion, based upon the results of Buyer's review and inspection of the Assets, Buyer determines that up to, but no more than, three individual Cell Sites are unsatisfactory to Buyer, Buyer may by written notice delivered to Seller within the Review Period, which notice contains a specific description of the unsatisfactory condition, request that such unsatisfactory condition as to such Cell Site(s) be rectified by Seller. Seller will, within 30 days after receiving Buyer's written notice described above, at Seller's election as to each unsatisfactory Cell Site individually, either (i) correct the unsatisfactory condition, (ii) renegotiate with Buyer the Purchase Price only as attributable to such unsatisfactory Cell Site, or (iii) remove the unsatisfactory Cell Site from the Assets, with a corresponding reduction in the Purchase Price in proportion to the amount thereof attributable to the unsatisfactory Cell Site. If Buyer does not provide the above described notice to Seller within the Review Period, Buyer will be deemed to have waived its rights under this Paragraph 3. In no event will Buyer be relieved of its obligations under this Agreement, with regard to more than three Cell Sites.

          4. Assumption of Liabilities. Buyer agrees to assume all liabilities, debts, expenses and obligations arising after the Closing Date in, to, under or pursuant to the Assets as of the Closing Date (the "Assumed Liabilities") and to pay and perform the Assumed Liabilities when due. Nothing in this Agreement prevents Buyer from contesting in good faith any of the Assumed Liabilities.

               5. Representations and Warranties. The Seller entities, jointly and severally, represent and warrant to Buyer as follows (which representations and warranties shall survive the Closing):

                    (a) Organization. SprintCom, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the state of Kansas. Each other Seller entity is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware. Each Seller entity is qualified to conduct business in all states where such respective entity conducts business through the use of the Assets. (b) Authorization. Each Seller entity has the full power and authority (i) to own and operate the Assets to enter into and perform their obligations under this Agreement and the documents, instruments and certificates to be executed and delivered by such entities pursuant to this Agreement. The execution, delivery and performance of this Agreement by each Seller entity and all documents, instruments and certificates made or delivered by each such entity pursuant to this Agreement, and the transactions contemplated hereby, have been duly authorized by all requisite action on the part of each respective Seller entity. (c) Enforceability. The terms and provisions of this Agreement and all documents, instruments and certificates made or delivered by the Seller entities hereunder constitute valid and legally binding obligations of the respective Seller entities, enforceable against the respective Seller entities in accordance with the terms hereof and thereof, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors' rights and by general principles of equity.

          6. Condition of Assets. It is understood and agreed that, except as provided in this Agreement, Seller is not making and specifically disclaims any warranties or representations of any kind or character, express or implied, with respect to the Assets, including, but not limited to, warranties or representations as to matters of title (except that Seller represents and warrants that Seller has not previously conveyed or assigned any of the Assets to any other party), zoning, tax consequences, physical or environmental conditions, availability of access, operating history or projections, valuation, governmental approvals, governmental regulations or any other matter or thing relating to or affecting the Assets including, without limitation: (i) the value, condition, merchantability, marketability, profitability, suitability or fitness for a particular use or purpose of the Assets; (ii) the manner or quality of the construction or materials incorporated into any of the Assets and (iii) the manner, quality, state of repair or lack of repair of the Assets. Buyer agrees that with respect to the Assets, Buyer has not relied upon and will not rely upon, either directly or indirectly, any representation or warranty of Seller or any agent of Seller other than as specifically set forth in this Agreement. Buyer represents that it is a knowledgeable purchaser and that it is relying solely on its own expertise and that of Buyer's consultants, and that Buyer will conduct such inspections and investigations of the Assets, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same, and, upon closing, shall assume the risk that adverse matters, including, but not limited to, adverse physical and environmental conditions, may not have been revealed by Buyer's inspections and investigations. Buyer acknowledges and agrees that upon closing, Seller shall sell and convey to Buyer and Buyer shall accept the Assets "as is, where is" with all faults, and Buyer further acknowledges and agrees that there are no oral agreements, warranties or representations, collateral to or affecting the Assets by Seller, any agent of Seller or any third party. The terms and conditions of this paragraph shall expressly survive the Closing.

          7. Damage or Destruction. If prior to the Closing Date, any of the Assets are destroyed or substantially damaged by fire, lightning or any other cause, or all or any part of the Assets is taken by eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller will immediately deliver to Buyer written notice of such event or condition, and Buyer will have the option of (a) enforcing this Agreement and retaining any insurance proceeds or proceeds of the taking by eminent domain, or (b) terminating this Agreement with respect to the Assets that were destroyed or substantially changed by written notice within twenty (20) days after receiving written notice from Seller of such destruction, damage or claim. If this Agreement is terminated with respect to any Asset destroyed or substantially damaged, neither party will have any further obligation under this Agreement with respect to such Asset. The risk of loss will be borne by Seller until the Closing Date.

          8. Closing. If Buyer does not terminate the Agreement pursuant to Paragraph 7 of this Agreement, on the Closing Date:

          (a) Seller and Buyer shall execute and deliver to each other an Assignment of Leases and Bill of Sale;

               (b) Buyer shall pay the Purchase Price to Seller in immediately available funds; and

               (c) Seller shall provide copies of all necessary consents, if any, for the conveyance or assignment of the Assets. Seller will assist Buyer in obtaining consents and releases from landlords.

               Buyer is responsible for paying or causing to be paid all transfer, stamp, recording, sales, use, excise or similar taxes, fees or duties payable in connection with the sale, assignment or conveyance of Seller's interest in and to the Assets or the assumption of the Assumed Liabilities.

               Buyer is also responsible for reporting all taxable property to the appropriate taxing authority for ad valorem tax purposes. Buyer will pay as and when due all taxes, assessments, liens, encumbrances, levies and other charges against the real estate, personal property and intangible property that is sold, transferred, assigned or otherwise conveyer to Buyer pursuant to this agreement.

          9. Further Assurances. Seller will from time to time at the request of Buyer, do, make, execute, acknowledge and deliver all such other instruments of conveyance, assignment, and transfer, in form and substance satisfactory to Seller, as Buyer may reasonably require for the more effective conveyance and transfer of any of the Assets.

          10. Indemnification. Breaches of this Agreement by either Buyer or Seller will be a breach for which the non-breaching party is entitled to indemnification in accordance with the terms and conditions and utilizing the procedures set forth in the Management Agreement.

          11. Entire Agreement and Binding Effect. This Agreement and the exhibits and schedules attached to this Agreement (which are incorporated by this reference) and the Management Agreement, including all addenda thereto, contain the entire agreement between the parties hereto with respect to the acquisition of the Assets and the other transactions contemplated herein, and supersedes all prior agreements or understandings between the parties hereto relating to the subject matter hereof. All exhibits attached hereto are incorporated herein by this reference.

          12. Severability. In the event any one or more of the provisions contained in this Agreement or any application thereof is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement and any other application thereof will not in any way be affected or impaired thereby. Paragraph headings herein or in any exhibit hereto have no legal significance and are used solely for convenience of reference.

          13.  No  Other   Representations  and  Warranties.   Seller  makes  no
               representation or warranty to Buyer with respect to the Assets, except as expressly set forth in this Agreement.

          14. Waivers and Notices. Any term or condition of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument. No delay or failure on the part of any party in exercising any rights hereunder, and no partial or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder. All notices, consents, requests, instructions, approvals and other communications provided for herein will be validly given, made or served if given, made or served in accordance with the Management Agreement.

          15. Counterparts. This Agreement may be executed in any number of counterparts, each of which will constitute an original but all of such counterparts taken together will constitute only one Agreement.

          16. Governing Law. The internal laws of the State of Missouri (without regard to principles of conflicts of law) govern the validity of this agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SELLER:                      SPRINT SPECTRUM L.P.

                             By:_____________________________________
                                 Bernard A. Bianchino,
                                 Senior Vice President and Chief Business
                                 Development Officer - Sprint PCS

                             SPRINT SPECTRUM REALTY COMPANY, L.P.

                             By:_____________________________________
                                 Bernard A. Bianchino,
                                 Senior Vice President and Chief Business
                                 Development Officer - Sprint PCS

                             SPRINT SPECTRUM EQUIPMENT COMPANY, L.P.

                             By:_____________________________________
                                 Bernard A. Bianchino,
                                 Senior Vice President and Chief Business
                                 Development Officer - Sprint PCS

                             PHILLIECO, L.P.

                                 By:      PhillieCo Sub, L.P.,
                                          its General Partner
                                 By:      PhillieCo Partners I, L.P.,
                                          its General Partner
                                 By:      Sprint Enterprises, L.P.,
                                          its General Partner
                                 By:      US Telecom, Inc.
                                          its General Partner

                             By:_____________________________________
                                 Don A. Jensen,
                                 Vice President and Secretary

                             SPRINTCOM, INC.

                             By:_____________________________________
                                 Bernard A. Bianchino,
                                 Senior Vice President and Chief Business
                                 Development Officer - Sprint PCS


                             SPRINTCOM EQUIPMENT COMPANY, L.P.

                             By:_____________________________________
                                 Bernard A. Bianchino,
                                 Senior Vice President and Chief Business
                                 Development Officer - Sprint PCS


BUYER:                       HORIZON PERSONAL COMMUNICATIONS, INC.


                             By:_____________________________________
                                  Name:______________________________
                                  Title:_____________________________

                                                                       EXHIBIT B

                      ASSIGNMENT OF LEASES AND BILL OF SALE


          THIS ASSIGNMENT OF LEASES AND BILL OF SALE ("Assignment") is made and entered into as of the ____ day of __________, 2000 by and between
___________________,        a       ____________________("Assignor"),        and
__________________________________________________________,                    a
____________________ ("Assignee").

          1. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over unto Assignee all of Assignor's right, title and interest in and to those certain leases (collectively the "Leases") described in Exhibit A attached hereto and made a part hereof.

          2. In addition to the Assignment described above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee hereby agrees to assume all obligations and liabilities of Assignor arising under or pursuant to the Leases from and after the date hereof, and Assignee further agrees to perform and abide by each and every term, provision, covenant and condition contained in the Leases to be observed or performed on or after the date hereof. Assignor will not be responsible to the lessors under each of the Leases for the discharge or performance of any duties or obligations to be performed or discharged by the lessee thereunder after the date hereof.

          3. Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all loss, cost or expense (including, without limitation, reasonable attorney's fees) resulting by reason of Assignee's failure to perform any of the obligations of the lessee under the Leases after the assignment thereof to Assignee. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, cost or expense (including, without limitation, reasonable attorney's fees) resulting by reason of the failure of Assignor to perform any of the obligations of the lessee under the Leases which arise prior to the assignment thereof to Assignee.

          4. Assignor does hereby assign, sell, convey and deliver to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the fixtures, equipment, machinery and other personal property owned by Assignor (the "Personal Property") placed or installed on or about the real property described in the leases (other than tower sites retained by Assignor and subleased to Assignee by Assignor pursuant to the Master Sublease Agreement dated __________________, 200__ between Assignor and Assignee.

          5. ASSIGNEE TAKES THE PROPERTY DESCRIBED IN THIS ASSIGNMENT "AS IS-WHERE IS" AND "WITH ALL FAULTS." ASSIGNOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS AS TO THE PHYSICAL CONDITION, OPERATION OR ANY OTHER MATTER AFFECTING OR RELATED TO THE SUCH PROPERTY, EXCEPT AS HEREIN SPECIFICALLY SET FORTH OR REFERRED TO, AND ASSIGNEE HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE. ASSIGNOR EXPRESSLY DISCLAIMS AND ASSIGNEE

ACKNOWLEDGES AND ACCEPTS THAT ASSIGNOR HAS DISCLAIMED TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, (i) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE PROPERTY, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OF THE MATERIALS, IF ANY, INCORPORATED INTO ANY OF THE PROPERTY AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY. ASSIGNOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN.

         6. Assignor hereby covenants and agrees that Assignor will execute and deliver to Assignee upon demand, from time to time, any further instrument or instruments which are reasonably necessary to reaffirm, correct and/or perfect this Assignment and the transfer to Assignee of the items described in this Assignment.

         7. This Assignment inures to the benefit of and is binding upon the successors and assigns of the parties hereto.

         8.  This   Assignment   may  be  executed  in  a  number  of  identical
counterparts which, taken together, constitute collectively one agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above.

                             ASSIGNOR:
                             _____________________________________, a
                             _____________________________________

                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________

                             ASSIGNEE:

                             _____________________________________, a
                             _____________________________________

                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________

                                    EXHIBIT C

                               CONSENT AND RELEASE


          THIS CONSENT AND RELEASE (this "Consent") is made and delivered as of the ______ day of ___________, 199_, by _________________________, a
_________________________________   ("Lessor"),   to  and  for  the  benefit  of
__________________________, a ___________________________ ("Lessee").

                                    Recitals

          A. Lessor and Lessee entered into that certain lease dated _________________ (the "Lease"), pursuant to which Lessee leased from Lessor
certain                   premises                   located                  at
_______________________________________________________________             (the
"Premises").

          B. Lessee and ____________, a ____________ ("Assignee"),  have entered into a Purchase and Sale agreement whereby Lessee may sell to Assignee certain assets of Lessee ("Assets"), including, without limitation, the Lease. If the sale of the Assets is completed, Lessee will assign to Assignee all of Lessee's right, title and interest, as lessee, in, under and to the Lease, and Assignee will assume all of the duties, obligations and liabilities of Lessee under the Lease which arise from and after the assignment of the Lease from Lessee to Assignee.

          C. Lessee has requested that Lessor grant its consent to the assignment of the Lease and that Lessor release Lessee from all duties, obligations and liabilities arising under the Lease from and after the assignment of the Lease from Lessee to Assignee.

          D. Lessor has agreed to give such consent and release in accordance with the terms, and conditions of this Consent.

                              Terms and Conditions

          Based   upon  the   foregoing   Recitals,   for   good  and   valuable
consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, Lessor hereby agrees as follows:

          1. Lessor's Consent to Assignment. If Lessee completes the sale of the Assets to Assignee, Lessor hereby consents to the assignment of the Lease by Lessee to Assignee upon the terms and conditions set forth in the Assignment.

          2. Release of Lessee. If Lessee completes the sale of the Assets to Assignee, Lessor hereby releases Lessee from all duties, obligations and liabilities under the Lease which arise from and after the effective date of the Assignment and agrees to recognize Assignee as the lessee under the Lease for all purposes with respect to the performance of all duties, obligations and liabilities of the lessee which arise under the Lease from and after the effective date of the Assignment. By executing this Consent, Lessor hereby acknowledges, agrees to and reaffirms its continuing rights, powers, duties, obligations and liabilities under the Lease.

          Lessor agrees that it will provide Lessee with written notice of any default by Assignee under the Lease at the time that any such notice is provided to Assignee in accordance with the notice provisions of the Lease. Lessor agrees to reserve to Lessee the right, concurrent with Assignee, to cure any such within the cure period provided under the default provisions of the Lease. For purposes of Lessee's cure right, the cure period under the default provisions shall commence on the date notice is received by Lessee. Such right, if exercised, shall act as a reassignment of the Lease from Assignee to Lessee and Lessor hereby consents to a reassignment of the Lease from Assignee to Lessee. Assignee agrees to reassign the Lease from Assignee to Lessee, effective immediately upon expiration of the cure period as provided for in the default provisions of the Lease if the Lessee has cured, and the Assignee has not cured, in accordance with the default provisions of the Lease. In the event of such reassignment Lessee shall perform all duties and assume all obligations and liabilities arising under the Lease.

          3. Consent to Assignment and Reassignment Only. The consent of Lessor which is given hereby extends only to the assignment of the Lease to Assignee and the reassignment of the Leases from Assignee to Lessee, and shall not apply to any further assignment of the Lease. Any future assignment of the Lease or subletting of the Premises, either in whole or in part, is subject to the consent requirements of the Lease.

          4. Status of Lease. The Lease is in full force and effect and there are no defaults under the Lease as of the date of this Consent.

          5. Governing Law. This Consent is to be governed by, and construed and enforced in accordance with, the laws of the State of Missouri.

          IN WITNESS WHEREOF, Lessor has executed this Consent for delivery as of the date first above written.

                             LESSOR:

                             _____________________________________,
                             a ___________________________________

                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________